                                                               File No. 33-72416
As filed with the Securities and Exchange Commission on
August 27, 1999
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. _
                         Post-Effective Amendment No. 10
                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 10

                              BRIDGEWAY FUND, INC.
                              --------------------
               (Exact name of Registrant as Specified in Charter)

             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Address of Principal Executive Office)

                                 (713) 661-3500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                         JOHN N.R. MONTGOMERY, PRESIDENT
                       Bridgeway Capital Management, Inc.
             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practical after the effective date of this Registration Statement under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder, the Registrant hereby declares that an indefinite number of its shares of beneficial interest is being registered by this Registration Statement.
================================================================================
It is proposed that this filing will become effective

         [X] on October 31, 1999 pursuant to paragraph (b)

If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed PEA.
================================================================================
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement thereafter becomes effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              BRIDGEWAY FUND, INC.

                       Registration Statement on Form N-1A

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)

    Item No.                                                  Prospectus Heading
1.  Cover Page                                                Cover Page

2.  Synopsis                                                  Introduction

3.  Condensed Financial Statements                            Financial Highlights

4.  General Description of Registrant                         The Fund and Its Portfolios

5.  Management of the Fund                                    Management of the Fund

6.  Capital Stock and Other Securities                        Investment Strategy
                                                              Dividends, Distributions and Taxes

7.  Purchase of Securities Being Offered                      How to Purchase Shares, Net Asset
                                                              Value or NAV (Share Price)

8.  Redemption or Repurchase                                  How to Redeem Shares

9.  Pending Legal Proceedings                                 Not Applicable

                                                              Statement of Additional
                                                              Information Heading

10. Cover Page                                                Cover Page

11. Table of Contents                                         Cover Page

12. General Information and History                           General Information

                                                                          Part A
                                                                      Prospectus

                                 BRIDGEWAY FUND,
                                      INC.


     A fully no-load mutual fund family of domestic stock market portfolios



                          ULTRA-SMALL COMPANY (CLOSED)

                                ULTRA-SMALL INDEX

                                MICRO-CAP LIMITED

                                AGGRESSIVE GROWTH

                              SOCIAL RESPONSIBILITY

                              ULTRA-LARGE 35 INDEX



                                   PROSPECTUS
                                OCTOBER 31, 1999

       This prospectus presents concise information about Bridgeway that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby. Pages 5-57 describe each Portfolio separately for your convenience; pages 2-4 and 58-63 give general information about the Fund.

                                                                [BRIDGEWAY LOGO]

       The Securities and Exchange Commission does not say whether any mutual fund is a good or bad investment or whether any prospectus is accurate or complete. Anyone who claims otherwise is breaking the law.

                                TABLE OF CONTENTS

The Fund and its Portfolios                                                   2
Their Investment Objectives                                                   2
Risk Information                                                              3
Investment Techniques                                                         4
Ultra-Small Company Portfolio                                                 5
Ultra-Small Index Portfolio                                                  14
Micro-Cap Limited Portfolio                                                  25
Aggressive Growth Portfolio                                                  33
Social Responsibility Portfolio                                              41
Ultra-Large 35 Index Portfolio                                               49
Management of the Fund                                                       58
Code of Ethics                                                               58
Net Asset Values (Share Prices)                                              59
Distribution of Fund Shares                                                  60
How to Purchase Shares                                                       60
Tax Sheltered Retirement Plans                                               61
How to Redeem Shares                                                         61
Dividends, Distributions & Taxes                                             62
Tax Efficiency                                                               63

                           PROSPECTUS OCTOBER 31, 1999

                                    BRIDGEWAY
                                   FUND, INC.

THE FUND AND ITS PORTFOLIOS

       Bridgeway Fund Inc. ("the Fund") is a fully no-load mutual fund comprised of six Portfolios: Ultra-Small Company Portfolio, Ultra-Small Index Portfolio, Micro-Cap Limited Portfolio, Aggressive Growth Portfolio, Social Responsibility Portfolio, and Ultra-Large 35 Index Portfolio.

THEIR INVESTMENT OBJECTIVE

       The investment objective of all of the Portfolios is to provide total return, capital appreciation plus current income, with the primary emphasis on capital appreciation. Detailed investment strategies appear in the section for each Portfolio. The Fund's Board of Directors oversees the management of the Fund and may change the investment strategies. However, the Board will not change a Portfolio's stated size limitations or closing commitments without a vote of shareholders.

All six Portfolios:

o are designed for investors with long-term goals in mind. The Fund strongly discourages short-term trading of its shares.

o offer you the opportunity to participate in financial markets through stock portfolios professionally managed by Bridgeway Capital Management.

o      offer you the opportunity to diversify investments.

o carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

o      are not bank deposits and are not guaranteed or insured.

RISK INFORMATION

       This prospectus discusses the principal risks of investing in each of the Fund's portfolios. These and other risks are discussed both in the prospectus section for each Portfolio (see Table of Contents) and in more detail in the Fund's Statement of Additional Information (see back cover).

                                   TRANSLATION

                                  What is Risk?

       While many people have an intuitive understanding of total return (the percentage amount an investment goes up or down, including dividends), there is no single measure of risk. One measure of risk is volatility, or how much of a "roller coaster ride" one experiences over the life of an investment. Higher volatility investments expose short-term investors to a greater liklihood of investment loss. These investors may "cash in" (redeem) an investment when the price is down, missing a subsequent recovery.

       Any mutual fund that invests primarily in stocks is subject to considerable volatility related to stock market movements. For this reason, stock market related investments, including the Bridgeway Portfolios, are inappropriate for short-term investors. A short-term investor is anyone who may need to "cash in" their investment, for example to cover expenses, within the next few years.

The following graph presents the worst one-quarter downturn and the best one quarter appreciation for each Bridgeway Portfolio and for certain market benchmarks. A market benchmark is generally a published index, investment category, or group of funds that provides a standard of comparison. The graph illustrates the historical relative short-term risk of each Portfolio. Of course, future results will vary from past ones, and we would expect each portfolio and benchmark to experience a more severe decline in some future period.

SHORT-TERM RISK (BEST AND WORST QUARTERS)



                                  [BAR CHART]

                                   TRANSLATION

       The primary risk of each Bridgeway portfolio has been the effect of a stock market decline. The stock holdings in the portfolios reflect the volatile nature of the stock market itself. However, investors should be aware that other potential risks exist in the investment techniques of the portfolios, notably Aggressive Growth. (See the table below.) Discussions of the risks associated with these methods are included in the following sections on each portfolio and in the Statement of Additional Information.


SUMMARY OF INVESTMENT TECHNIQUES USED:


                                  ULTRA-      ULTRA-      MICRO-                                             ULTRA-
                                  SMALL       SMALL        CAP         AGGRESSIVE          SOCIAL            LARGE
                                 COMPANY      INDEX      LIMITED         GROWTH        RESPONSIBILITY      35 INDEX
                                 -------      -----      -------       ----------      --------------      --------
Borrowing (leveraging)             NO          NO          NO             YES               YES              **
Hedging                            NO          NO          NO             YES               YES              NO
Options (stock index)              NO          NO          NO             YES               YES              NO
Futures (stock index)              *           *           *              YES               YES              NO
Options (other)                    NO          NO          NO             YES               NO               NO
Futures (other)                    NO          NO          NO             YES               NO               NO
Short-sales                        NO          NO          NO             YES               NO               NO
Warrants                           NO          NO          NO             YES               YES              NO
Foreign companies/ADRs             YES         NO          YES            YES               YES              NO
Closed-end investment
    companies                      NO          NO          NO             YES               NO               NO
Lending securities                 NO          YES         YES            YES               NO               YES
New issues/Unseasoned
    companies                      YES         YES         YES            YES               NO               NO
High turnover                      YES         NO          YES            YES               NO               NO
Short-term trading                 YES         NO          YES            YES               NO               NO



* The Ultra-Small Company, Ultra-Small Index and Micro-Cap Limited Portfolios may only take temporary, long stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. No more than 35% of portfolio net assets will be at risk in this limited use of stock index futures.

**The Ultra-Large 35 Index Portfolio will only borrow on a temporary basis for the purpose of selling short "against the box."

                        THE ULTRA-SMALL COMPANY PORTFOLIO

       INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

       INVESTMENT STRATEGY: The Ultra-Small Company Portfolio invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra-small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange. On June 30, 1999, this group included stocks with a market capitalization of less than $89 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The advisor selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value", but the overall portfolio has a strong value bias. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The advisor may invest up to 10% of assets in foreign ultra-small stocks that are listed on American exchanges.

       SPECIAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large company shares and significantly greater volatility than small-company shares. Bridgeway Capital Management believes that no other mutual funds are committed to investing long-term in companies this small. While ultra-small companies have historically had a higher average annual return than large stocks over a longer term of 25 years and more, they have also had commensurably higher volatility. Therefore, shareholders of this portfolio are exposed to higher short-term risk.

         Ultra-small companies normally:

o have limited resources for expanding or surviving in a newly competitive environment,

o      may lack depth of management,

o      may have a limited product line,

o      may lack market "muscle,"

o and may be more sensitive to economic downturns than companies with large capitalizations.


                                   TRANSLATION

                         What are Ultra-Small Companies?

     Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 1000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service. A higher percentage of companies this size go out of business each year, but a higher percentage also double in size.

       WHO SHOULD INVEST: This Portfolio is closed to new investors. For current shareholders, the Adviser believes that this Portfolio is appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility, or as a diversifier for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION. (See "Frequent Trading of Fund Shares" on page 61).

                                   TRANSLATION

         If Short-Term Risk is So High, Why Would Anyone Want to Invest?

       While ultra-small stocks expose investors to extreme short-term price swings, historically they have compensated investors for this additional risk with higher than average returns in the long term. This does not happen over every period, however. Indeed, from 1994 through 1998, ultra-small companies significantly underperformed large companies. The characteristics of ultra-small companies that render them more risky also have an "upside" that makes them more attractive during periods of small company performance. For example, although they may lack depth in management, they may be less bureaucratic. They may fall farther in a market downturn, but may "bounce back" faster. They may be more maneuverable in the marketplace, may respond quicker to changing market forces, and may see a successful product add more to "the bottom line" in percentage terms. Historically, the higher long-term return of ultra-small companies has shielded investors from potentially devastating effects of inflation better than most kinds of investments. U.S. Treasury bills, for example, lost 41% of their purchase power to the effects of inflation from 1940 to 1950. Of course, future results may vary from historical ones.

PORTFOLIO CLOSING COMMITMENT: The Portfolio is closed to new investors and will remain closed as long as net assets exceed $27.5 million. The Board of Directors has targeted closing the Portfolio to current investors when net assets reach roughly $40 million or at the end of the Fund's fiscal year.

                                   TRANSLATION

             Why is Closing at a Small Level of Assets So Important?

       Bridgeway closed the Ultra-Small Company Portfolio to new investors at half the net asset level of any other mutual fund closing. In order to invest actively in ultra-small companies, a fund must itself be very small. If a large fund invested 1% of its assets in an ultra-small company, it could own the whole company. By keeping its own costs low, Bridgeway is able to offer a unique portfolio and stay more "nimble" in the marketplace. Most small-cap funds with good performance records get flooded with too much cash, and performance thereafter suffers. On 8/5/99, Ultra-Small Company Portfolio became the only fund with a median market capitalization of less than $170 million to beat the market index of similar size companies over the last five years.

       PERFORMANCE: The bar chart below shows how the Portfolio's performance has varied from one year to another. The table below the chart shows the return by averaging actual performance over various lengths of time. This information is based on past performance. It is not a prediction of future results.


                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                         1994(1)     1995     1996     1997     1998     1999(2)
                         -------    ------   ------   ------   -------   -------
Ultra-Small Company      -2.75%     39.84%   29.74%   38.00%   -13.11%    1.43%
CRSP 10 Index            -0.79%     30.29%   16.86%   22.03%   -10.79%   13.05%


                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/99

--------------------------------------------------------------------------------------------------
FUND/INDEX                                 1 YEAR         3 YEAR         SINCE INCEPTION (8/5/94)
--------------------------------------------------------------------------------------------------
Bridgeway Ultra-Small Company              -14.57%        8.46%                  16.85%

CRSP Cap-based Portfolio 10 Index (1)       -4.15%        6.59%                  13.48%
--------------------------------------------------------------------------------------------------

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,409 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.


                                   TRANSLATION

       After a slow start in 1994, the Ultra-Small Company Portfolio led the CRSP Index of ultra-small companies by wide margins in 1995, 1996 and 1997. It was also the only small-cap fund to beat the S&P 500 Index of large companies in each of those years. In 1998-1999, the Portfolio suffered a major decline, somewhat more than ultra-small stocks overall. The Portfolio's focus on very small companies, especially those with a "value" orientation, worked strongly against it. Detailed performance explanations are included in quarterly reports to shareholders. (See the back cover.)

       FEES AND EXPENSES: Bridgeway Fund is fully no-load; it does not charge any fees for maintaining your account or for buying, selling, or exchanging your shares. Your only cost is your share of annual operating expenses. The following fee table and expense example can help you compare costs among funds.

                     ULTRA-SMALL COMPANY PORTFOLIO FEE TABLE


SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchases                              None
Sales Charge (Load) Imposed on Reinvested Dividends                   None
Redemption Fees                                                       None
Exchange Fees                                                         None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                       1.2%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.8%
                                                                      ----
  Total Operating Expenses                                            2.0%

* The figures in the table are based on the 6/30/99 fiscal year. Actual expenses for fiscal year 6/30/00 will be the same or lower.

                  ULTRA-SMALL COMPANY PORTFOLIO EXPENSE EXAMPLE

--------------------------------------------------------------------------------
               1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
Expenses        $200            $631           $1,105          $2,516
--------------------------------------------------------------------------------

       The example above presents cumulative cost of Portfolio ownership. It assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolio's expenses were those listed in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                   TRANSLATION

                            Are There "Hidden Fees"?

       Inside the Fund? Yes. In addition to the operating expenses above, the Portfolio pays commission costs to brokerage firms to buy and sell Portfolio stocks. Last year, these costs represented 0.17% of average net assets, or $17 for a $10,000 investment. This is less than many other actively managed funds. We wish we could add this information to the table above, but it would go against both generally accepted accounting rules and industry practice. We choose to disclose it here.

       Outside the Fund? Maybe. The "Translation" on the opposite page explains the management fee and operating expense borne by Portfolio investors. In addition, investors may pay transaction fees to some, though not all, "fund marketplaces" where they purchase shares. Please see "How to Purchase Shares" on page 60 or call Bridgeway at 800-661-3550 for details.

                                   TRANSLATION

                      What are the Costs of Fund Ownership?

       Bridgeway Fund is fully no-load; there are no sales charges to buy or sell shares. The Adviser (not the shareholder) pays all the costs associated with distributing the Fund to new shareholders. The Fund keeps these costs to a minimum by essentially doing no advertising.

       All fees paid to the Adviser are included in the management fee. For example, a 0.9% annual fee means that a shareholder with an average $10,000 account pays $90 each year. The management fee is a maximum 1.49% annually when net assets are between $27.5 and $33.2 million. It declines to 0.9% when assets reach $55 million.

       Separate from the management fee, the Portfolio does reimburse the Adviser at cost for Fund accounting (calculating daily prices) and transfer agency costs (keeping up with Fund ownership).

       The Adviser has negotiated its trading commission down to less than 1/4 the industry average. This is partly because the Adviser uses no soft dollar or directed brokerage arrangements. Under a soft dollar commission arrangement, a stock broker agrees to provide a benefit to the Fund or Advisor, such as research, computer terminals, publications, or other services in return for a higher commission cost to the Fund. These arrangements may benefit the Adviser, at the expense of the shareholder.

       "Other costs" borne by the Fund include audit fees, custodial fees (paid to the bank which holds Fund assets), state and federal registration fees, directors' compensation, and legal expenses.

       The total of the management, distribution, and "other" expenses is called "total operating expense." By contract between the Fund and the Adviser, the maximum total expenses paid by the Fund in any one year cannot exceed 2.0%. The average expense ratio of retail mutual funds with a median market capitalization below $150 million was 2.39% at the end of 1998. The average expense ratio of all domestic equity funds was 1.42%. It is significantly more expensive to manage funds with lower market capitalization and a lower level of assets. Bridgeway's lean cost structure enabled it to close the Ultra-Small Company Portfolio at a very small asset level. Assuming the Portfolio continues to grow through appreciation and additional investments by current shareholders, the Adviser has targeted an expense ratio of 1.25% when assets reach $55 million. There can be no assurance when or if this will happen, however. Cost management is very important at Bridgeway. Please see http://www.bridgewayfund.com/investme.htm#Cost efficiency: for more details.

                  BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
               (For a Share Outstanding Throughout the Period)
                        ULTRA-SMALL COMPANY PORTFOLIO


                                       Year        Year      Year     Year    8/5/94(a)
                                       Ended       Ended     Ended    Ended     to
                                      6/30/99     6/30/98   6/30/97  6/30/96  6/30/95
PER SHARE DATA(1)
Net Asset Value,
     beginning of period               $22.52      $20.62(5) $16.68   $11.35   $10.33
                                       ------      ------    ------   ------   ------
Income (Loss)
     from investment operations(3)
     Net Investment income (Loss)       (0.28)      (0.34)    (0.24)   (0.21)   (0.04)
     Net realized and unrealized
          gain                          (3.77)       4.03      4.50     6.03     1.07
                                       ------      ------    ------   ------   ------
          Total from investment
              operations                (4.05)(6)   3.694      4.26     5.82     1.03
                                       ------      ------    ------   ------   ------
Less distributions to shareholders(7)
     Net investment income               0.00        0.00      0.00     0.00     0.00
     Net realized gain                  (3.56)(8)   (1.79)    (0.32)   (0.49)   (0.01)
                                       ------      ------    ------   ------   ------
          Total distributions(9)        (3.56)(10)  (1.79)    (0.32)   (0.49)   (0.01)
                                       ------      ------    ------   ------   ------
Net asset value, end of period         $14.91      $22.52    $20.62   $16.68   $11.35
                                       ======      ======    ======   ======   ======
PORTFOLIO TOTAL RETURN                 -14.57%      18.40%    25.97%   52.42%   10.47%
CRSP 10 INDEX RETURN                    -4.15%      17.51%     7.50%   28.77%   19.22%

(a)    August 5, 1994 was a commencement of operations.

(b)    Not annualized for periods less than a year.

(c) CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2409 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices.

See accompanying notes to financial statements.

Numeric footnotes in the table reference explanations on the following page.


                                   TRANSLATION

               What is Total Return? Is This Record a Good One?

       "Portfolio Total Return" answers the question, "How much has my investment gone up or down, assuming I reinvest dividend distributions and don't add or withdraw money during the year?" The total return data above is presented by Portfolio fiscal year. See page 6 for a presentation by calendar year. Equivalent figures for the CRSP Index of ultra-small companies are presented as a market benchmark for comparison. The Adviser seeks to beat the performance of this index. It has been successful in three out of five fiscal years and on a cumulative basis. Of 13 funds with a median market capitalization of less than $170 million, only our Portfolio had achieved this record as of 6/30/99. Within the universe of funds investing in very small stocks, we believe this cumulative record is a good one. The Fiscal Year 1999 return is not. Past results do not guarantee future returns.

                                   TRANSLATION

                What's the Significance of the "Per Share Data?"

               What Do All These Numbers Mean? Why Should I Care?

       The source of changes in the "net asset value," also known as the "NAV" or simply "share price" of the Portfolio is described in the section "per share data."(1). It does not answer the question, "How much has the value of my portfolio gone up or down in the last year?" The line labeled "Portfolio Total Return"(2) answers that question (See "What is total return?" on the previous page.)

       There are two major sources of changes in net asset value. The first is from "investment operations"(3). For example, for the year ended 6/30/98, the Portfolio's net asset value went up $3.69(4) as a result of investment operations, a pretty good year's increase from the beginning net asset value base of $20.62(5). In the most recent fiscal year ending 6/30/99, Portfolio shareholders endured the worst bear market in ultra-small stocks since 1974. The net asset value went down $4.05(6) as a result of investment operations. Investment operations is made up of two components: 1) net investment income (the sum of dividends and interest, less the cost of operating expenses) and 2) net realized and unrealized gains (a stock's appreciation in value is "realized" when it is sold; the appreciation in value is "unrealized" while it remains in the portfolio).

       The second major source of changes in net asset value is "distributions to shareholders"(7). By federal tax law, mutual funds must distribute income and gains of the Portfolio to shareholders. For example, in Fiscal Year 1999, we distributed $3.56(8) per share of realized capital gains (gains from the appreciation of stocks that we sold) to shareholders. As a result of the distribution, the net asset value declined by the same amount. Most shareholders reinvested the dividend to purchase additional shares of the Portfolio. In the Ultra-Small Company Portfolio, all of the distributions have been from realized gains, and there has been no net investment income to distribute.

       The "total distributions"(9) line can give you an idea of the tax efficiency of this Portfolio. (However, if you hold shares through a tax-deferred account such as an IRA, tax efficiency is irrelevant.) Depending on the timing of selling stock from the Portfolio, there can be a lag effect. For example, the $3.56(10) total distribution to shareholders in the most recent fiscal year was primarily from gains on stocks which had appreciated in prior years. Through the Portfolio's first five fiscal years, it has distributed to shareholders an amount equal to 57% of "investment operations." A bit less than half of our gains were short-term, on which most people pay higher taxes. Ultra-Small Company is not one of Bridgeway's more tax efficient portfolios, but the Adviser seeks to minimize taxable distributions when the total return is not adversely affected.

BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS

                             ULTRA-SMALL COMPANY PORTFOLIO
----------------------------------------------------------------------------------------
                                           Year      Year     Year     Year    8/5/94(a)
                                           Ended     Ended    Ended    Ended     to
                                          6/30/99   6/30/98  6/30/97  6/30/96  6/30/95
                                          ----------------------------------------------
RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)(1)    $32,648   $46,257  $30,070  $ 4,558  $  668
Ratio to average net assets:
  Expenses after waivers and
     reimbursements(2)                       2.00%     1.67%    1.67%    1.97%   1.68%
  Expenses before waivers and
     reimbursements(3)                       2.26%     1.67%    1.87%    3.07%   8.34%
  Net investment income (loss) after
     waivers and reimbursements(4)          (1.82%)   (1.42%)  (1.37%)  (1.47%) (0.65%)
Portfolio turnover rate(b)(5)                80.4%    103.4%    56.2%   155.9%  103.6%

(a) August 5, 1994 was commencement of operations. See accompanying notes to financial statements.
(b) Annualized for periods less than a year.
See accompanying notes to financial statements.
Numeric footnotes in the table reference explanations in the text below.




                                   TRANSLATION

                  What is the Significance of the Other Ratios?

       The net worth of the Portfolio is called "net assets."(1)

       "Expenses after waivers and reimbursements"(2) is the percentage of your investment that you pay for the Portfolio's operating expenses. (See page 9 "Costs of Fund Ownership.") These expenses are already included in (that is, subtracted from) the return of the Portfolio; they are not billed to you separately. At the current expense rate of 2.0%, the Ultra-Small Company Portfolio is slightly more efficient than the average of other funds investing in very small companies, but less efficient than the average fund investing in larger companies. The Adviser's target is to get expenses down to a very lean 1.25% when net assets reach $55 million. There can be no assurance when or if this will happen, however.

       By contract with the Fund, the Adviser reimburses the Portfolio for expenses above 2.0%. "Expenses before waivers and reimbursements"(3) indicates the amount the Portfolio would incur if the Adviser ceased reimbursements in some future year. While this is unlikely, it is theoretically possible.

       "Net investment income"(4) is the sum of stock dividends and interest less operating expenses. It is a more significant number for funds whose objective is to provide income. It is unlikely that this Portfolio will ever distribute any income, since most ultra-small stocks pay no dividends.

       "Portfolio turnover rate"(5) indicates the amount of portfolio holdings that are bought and sold in a year relative to the average net assets. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. Ultra-Small Company's recent 80% turnover rate compares favorably to the average 87% rate among all small company mutual funds. Since funds incur commission costs (the amount paid to a broker to execute a trade) with each trade made, portfolio turnover can become very important. Bridgeway works hard to minimize this cost and believes that it has among the lowest, if not the lowest commission cost per share in the industry. Turnover is also important because higher turnover funds tend to be less tax efficient.

                         THE ULTRA-SMALL INDEX PORTFOLIO

       INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation, by approximately tracking the total return of the Cap-Based Portfolio 10 Index published by the University of Chicago's Center for Research in Security Prices (CRSP).

       INVESTMENT STRATEGY: The Ultra-Small Index Portfolio invests passively in a representative sample of CRSP index domestic stocks listed on the New York and American Stock exchanges and the NASDAQ National Market, although the majority of stocks are traded on NASDAQ. These companies have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange. On June 30, 1999, this group included stocks with a market capitalization up to $89 million. They are less than one-tenth the size of companies in the widely quoted Russell 2000 Index of small companies. Bridgeway Capital Management believes that no other mutual fund family is committed to investing long-term in companies this small.

                                   TRANSLATION

                         What are Ultra-Small Companies?

       Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They are smaller than micro-cap and exhibit greater short-term risk. Companies this size typically have 20 to 1000 employees, produce revenues of $10 to $500 million annually, and may be known for just one product or service. A higher percentage of companies this size go out of business each year, but a higher percentage also double in size.

                                   TRANSLATION

                         How Does This Index Fund Work?

       As a passively managed index fund, the Portfolio seeks to replicate the performance of CRSP Cap-Based Portfolio 10 Index by purchasing a representative sample of the 2400+ companies in the Index. It does not buy and sell stocks to "beat the market," something which the vast majority of funds have failed to accomplish. Since trading costs and operational costs are a drag on index fund performance, the Adviser seeks to keep both of these very low. Less trading should not only improve Portfolio performance, but should lead to very high tax efficiency. (See "Tax Efficiency" on 63.)

How does the Adviser choose which index stocks to include in the Portfolio?

       The Adviser considers market capitalization, industry/sector representation, and certain economic factors (such as price-to-earnings ratios) when choosing companies to add to the Portfolio.

                                   TRANSLATION


        When a Company Leaves the CRSP Index Because it Has Grown Larger Than "Ultra-Small," Must the Adviser Sell It? Under What Circumstances
                         Does the Adviser Sell a Stock?

       The Adviser will generally consider selling a security in four circumstances only:

       The Adviser will consider selling the highest capitalization companies in the Ultra-Small Index Portfolio when necessary to keep the average market capitalization of the Portfolio equal to that of the CRSP Cap-Based Portfolio 10 Index.

       The Adviser may sell Portfolio securities to realize a capital loss (in order to offset a portion of portfolio gains) when it does not add to trading costs. Thus, the Adviser engages in "tax management" of this Portfolio, when it is without detriment to shareholders of non-taxable accounts.

       The Adviser may sell a security which is delisted or no longer meets the listing requirements of the New York Stock Exchange, American Stock Exchange, or NASDAQ National Market. Thus, the Adviser will sell a company which it expects to be removed from the CRSP Index. The Adviser may sell securities to raise cash for redemptions.

       The Adviser aggressively employs trading techniques to minimize or eliminate the cost and disruption to the Portfolio of any selling activity, although it may not be successful in this regard in all market environments. The Adviser also strongly discourages shareholders from market timing and panic selling in a declining market, thus minimizing the need to sell portfolio securities to meet redemptions.

       SPECIAL RISK FACTORS: The market price of ultra-small company shares typically exhibits much greater volatility than large company shares and significantly greater volatility than small company shares. While ultra-small companies have historically had a higher average annual return than large stocks over a longer term of 25 years and more, they have also had commensurably higher volatility. Therefore, shareholders of this portfolio are exposed to higher short-term risk.

       Ultra-small companies normally:

o have limited resources for expanding or surviving in a newly competitive environment,

o      may lack depth of management,

o      may have a limited product line,

o      may lack market "muscle," and

o may be more sensitive to economic downturns than companies with large capitalizations.

Apart from the risk inherent in investing in ultra-small companies, there is a risk that the Portfolio may underperform the CRSP Index which the Portfolio seeks to track. Similar to other index funds, the actual return of this portfolio could underperform for three reasons:

o      operating expenses eat into returns,

o      transaction costs reduce returns, and

o the Adviser seeks to duplicate the Index returns by investing in only a representative sample of the 2400+ companies that comprise the index.

       By the end of the second fiscal year ended June 30, 1999, the Adviser had established a very successful system of reducing, if not eliminating the negative effects of operating expenses and transaction costs through superior trading practices. However, the quarterly "tracking error" due to holding too few stocks during the first two years of the Portfolio has been unacceptably high: from a maximum of +5.4% to a minimum of -6.2%. The Adviser has specific plans to double the number of Portfolio stocks within the current fiscal year with a goal of decreasing quarterly tracking error to within +-3%.

       WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility, or as a diversifier to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION. (See "Frequent Trading of Fund Shares" on page 61). The Portfolio may also be appropriate for investors who want exposure to very small stocks, but who do not want the risk of underperforming an index which includes actively managed "micro-cap" or "ultra-small" stock funds. (As of June, 1999, none of the 13 domestic equity funds with a median market capitalization less than $170 million and a five-year track record had outperformed the CRSP indexes of ultra-small or micro-cap stocks.)

                                   TRANSLATION

         If Short-Term Risk is So High, Why Would Anyone Want to Invest?

       While ultra-small stocks expose investors to extreme short-term price swings, historically they have compensated investors for this additional risk with higher than average returns in the long term. This does not happen over every period, however. Indeed, from 1994 through 1998, ultra-small companies significantly underperformed large companies. The characteristics of ultra-small companies that render them more risky also have an "upside" that makes them more attractive during periods of small company performance. For example, although they may lack depth in management, they may be less bureaucratic. They may fall farther in a market downturn, but may "bounce back" faster. They may be more maneuverable in the marketplace, may respond quicker to changing market forces, and may see a successful product add more to "the bottom line" in percentage terms. Historically, the higher long-term return of ultra-small companies has shielded investors from potent-ially devastating effects of inflation better than most kinds of investments. U.S. Treasury bills, for example, lost 41% of their purchase power to the effects of inflation from 1940 to 1950. Of course, future results may vary from historical ones.

       PERFORMANCE: The bar chart below shows how the Portfolio's performance has varied from one year to another. The table below the chart shows the return by averaging actual performance over various lengths of time. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                         1997(1)          1998          1999(2)
                                         -------        -------         -------
Ultra-Small Index                         -0.40%         -1.81%           1.43%
CRSP 10 Index                              6.38%        -10.79%          12.96%

(1) From date of inception (7/31/97).     Best Quarter for USI: Q1 98, +17.67%
(2) Through June 30,1999.                 Worst Quarter for USI: Q3 98, -22.85%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/99

                                         1 Year       Since Inception (7/31/97)
                                         -------      -------------------------
Bridgeway Ultra-Small Index              -12.83%               -0.42%
CRSP Cap-based Portfolio 10 Index(1)      -4.15%                3.74%



(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2,409 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

                                   TRANSLATION

                     Is This Performance Record a Good One?

       Ultra-small stocks have performed poorly relative to large companies for the Portfolio's first two fiscal years. In addition, our tracking error has been too high (as discussed on page 16.) Within fiscal 6/30/00, we expect to increase the number of companies from 170 on 6/30/99 to over 300 to reduce our tracking error.

       FEES AND EXPENSES: Bridgeway Fund is a fully no-load fund: it does not charge any fees for maintaining your account or for buying, selling, or exchanging your shares. Your only cost is your share of annual operating expenses. The following fee table and expense example can help compare costs among funds.

                           ULTRA-SMALL INDEX FEE TABLE

                                                                      [C]
SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchases                               None
Sales Charge (Load) Imposed on Reinvested Dividends                    None
Redemption Fees (See "Redemption Reimbursement Fee" on page 23.)       0.00%
Exchange Fees                                                          None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                        0.50%
Distribution (12b-1) Fees                                              None
Other Expenses                                                         0.25%
                                                                       -----
        Total Operating Expenses                                       0.75%

* The figures in the table are based on last fiscal year's expenses. Actual expenses this fiscal year may be higher or lower.





                        ULTRA-SMALL INDEX EXPENSE EXAMPLE

                  [C]          [C]             [C]             [C]
                  1 Year        3 Years        5 Years         10 Years
                  ------        -------        -------         --------
Expenses           $75            $236           $414            $943


       The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolio's expenses were those listed in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                   TRANSLATION

                  What is the Advantage of Passive Management?


       The adviser of an "actively managed" fund buys and sells many securities within the objective of the fund. An index fund is called "passively managed" because the adviser only purchases the securities that are listed in the index that the fund tracks. The result of less management time in stock selection is usually reflected in lower expenses. As an investor, you get to keep a higher percentage of a fund's investment returns.

How Does the Portfolio Expense Ratio Compare With That of Other Funds?

       The 0.75% Portfolio expense ratio compares to 1.52% for all retail domestic equity funds and 0.77% for small-company index funds. Since trading ultra-small companies is much more time intensive than trading small companies, we believe our expense ratio is very attractive.

                                   TRANSLATION

                    Are There "Hidden Fees" Inside the Fund?

       Yes. In addition to the operating expenses above, the Portfolio pays commission costs to brokerage firms to buy and sell Portfolio stocks. Last year, these costs represented 0.07% of average net assets, or $7.00 for a $10,000 investment. This is much less than most other actively managed funds. We wish we could add this information to the table above, but it would go against both generally accepted accounting rules and industry practice. We choose to disclose it here.

                    Are There "Hidden Fees" Outside the Fund?

       Maybe. The "Translation" below explains the management fee and operating expense borne by Portfolio investors. In addition, investors may pay transaction fees to some, though not all, "fund marketplaces" where they purchase shares. Please see "How to Purchase Shares" on page 60 or call Bridgeway at 800-661-3550 for details.

                                   TRANSLATION

                      What are the Costs of Fund Ownership?

       Bridgeway Fund is fully no-load; there are no sales charges to buy or sell shares. The Adviser (not the shareholder) pays all the costs associated with distributing the Fund to new shareholders. The Fund keeps these costs to a minimum by doing essentially no advertising.

       All fees paid to the Adviser are included in the management fee. As an example, a 0.5% annual fee means that a shareholder with an average $10,000 account pays $50 each year.

       Separate from the management fee, the Portfolio does reimburse the Adviser at cost for Fund accounting (calculating daily prices) and transfer agency costs (keeping up with Fund ownership).

       The Adviser has negotiated its trading commission down to less than 1/4 the industry average. This is partly because the Adviser uses no soft dollar or directed brokerage arrangements. Under a soft dollar commission arrangement, a stock broker agrees to provide a benefit to the Fund or Adviser, such as research, computer terminals, publications, or other services in return for a higher commission cost to the Fund. These arrangements may benefit the Adviser, at the expense of the shareholder.

       "Other costs" borne by the Fund include audit fees, custodial fees (paid to the bank which holds Fund assets), state and federal registration fees, directors' compensation, and legal expenses.

       The total of the management, distribution, and "other" expenses is called "total operating expense." By contract between the Fund and the Adviser, the maximum total expenses paid by the Fund in any one year cannot exceed 0.75%. At the end of 1998, the average expense ratio of retail mutual funds with a median market capitalization below $150 million was 2.39%; for all domestic equity funds, 1.42%, for small-cap retail index funds, 0.77%. It is significantly more expensive to manage funds with lower market capitalization and lower level of assets. Cost management is very important at Bridgeway. Please see http://www.bridgewayfund.com/investme.htm#Cost efficiency: for more details.

BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                           ULTRA-SMALL INDEX PORTFOLIO

<ST>
                                            Year Ended 6/30/99    7/31/97(a) to 6/30/98
                                            ------------------    ---------------------
PER SHARE DATA(1)
Net Asset Value, beginning of period                 $5.69                 $5.00(5)
                                                     ---------             --------
Income (Loss) from investment operations(3)
     Net Investment Income (loss)                    (0.02)                (0.02)
                                                     ---------             --------
     Net realized and unrealized gain                (0.71)                 0.71
                                                     ---------             --------
          Total from investment operations           (0.73)(6)              0.69(4)
                                                     ---------             --------
Less distributions to shareholders(7)
     Net investment income                            0.00                  0.00
     Net realized gains                               0.00                  0.00
                                                     ---------             --------
          Total distribution(6)                       0.00                  0.00
                                                     ---------             --------
     Net asset value, end of period                  $4.96                 $5.69
                                                     ---------             --------

PORTFOLIO TOTAL RETURN(b),(a)                        (12.83%)              13.80%
DRSP 10 INDEX RETURN(b),(c)                           (4.15%)              11.93%


(a)  July 31, 1997 was commencement of operations.
(b)  Not annualized for periods less than a year.
(c) CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2409 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices.
See accompanying notes to financial statements.
Numeric footnote in the table reference explanations in the text on the following page.



                                   TRANSLATION

                              What is Total Return?

       Portfolio total return answers the question, "How much has my investment gone up or down, assuming I reinvest dividend distributions and don't add or withdraw money during the year?" This data is presented by Portfolio fiscal year. See page 17 for a presentation by calendar year. Equivalent figures for the CRSP Index of ultra-small companies are presented as a market "benchmark" for comparison. The Adviser seeks to match the performance of this index. Past results do not guarantee future returns.

                                   TRANSLATION

                What's the Significance of the "Per Share Data?"

               What Do All These Numbers Mean? Why Should I Care?

       The source of changes in the "net asset value," also known as the "NAV" or simply "share price" of the Portfolio is described in the section "per share data."(1). It does not answer the question, "How much has the value of my portfolio gone up or down in the last year?" The line labeled "Portfolio Total Return"(2) answers that question (See "What is total return?" below).

       There are two major sources of changes in net asset value. The first is from "investment operations."(3) For example, for the year ended 6/30/98, the Portfolio's net asset value went up $0.69(4) as a result of investment operations, a pretty good year's increase from the beginning net asset value base of $5.00(5). In the most recent fiscal year ending 6/30/99, Portfolio shareholders endured the worst bear market in ultra-small stocks since 1974. The net asset value went down $0.73(6) as a result of investment operations. Investment operations is made up of two components: 1) net investment income (the sum of dividends and interest, less the cost of operating expenses) and 2) net realized and unrealized gains (a stock's appreciation in value is "realized" when it is sold; the appreciation in value is "unrealized" while it remains in the portfolio). Numbers in parentheses indicate losses or declines.

       The second major source of changes in net asset value is "distributions to shareholders"(7). By federal tax law, mutual funds must distribute income and gains of the Portfolio to shareholders. Because this is a tax-managed Portfolio, the Adviser seeks to minimize taxable distributions. For the first two years there have been none.

       The "total distributions"(8) line can give you an idea of the tax efficiency of this Portfolio. However, if you hold shares through a tax-deferred account such as an IRA, tax efficiency is irrelevant. We consider Ultra-Small Company to be Bridgeway's most tax efficient portfolio, since ultra-small companies typically pay no dividends and since we seek not to distribute capital gains. However, the Portfolio may need to distribute capital gains at some time in the future.

BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
                          ULTRA-SMALL INDEX PORTFOLIO

                                                   Year Ended 6/30/99   7/31/97* to 6/30/98
RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)(1)                 $1,586               $1,529
  Ratio to average net assets:(b)
    Expenses after waivers and reimbursements(2)           0.75%(3)             0.75%
    Expenses before waivers and reimbursements(4)          2.43%                1.74%
    Net investment income (loss) after waivers and        (0.51%)              (0.38%)
      reimbursements(5)

Portfolio turnover rate(b)(6)                              48.3%                61.7%

(a)July 31, 1997 was commencement of operations.
(b)Not annualized for periods less than a year.
(c)CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2409 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices.
See accompanying notes to financial statements.
Numeric footnotes refer to the explanation below.


                                   TRANSLATION

                  What is the Significance of the Other Ratios?

       The net worth of the Portfolio is called "net assets."(1)

       "Expenses after waivers and reimbursements"(2) is the percentage of your investment that you pay for the Portfolio's operating expenses. These expenses are subtracted from the return of the Portfolio; they are not billed to you separately. At the expense rate of 0.75%(3), the Ultra-Small Index Portfolio is significantly more efficient than the average of actively managed funds investing in any size company, and is slightly more efficient than the average of small-cap retail index funds. There are no other ultra-small or micro-cap retail funds to compare to, however.

       By contract with the Fund, the Adviser reimburses the Portfolio for expenses above 0.75%. "Expenses before waivers and reimbursements"(4) indicates the amount of expenses the Portfolio would incur if the Adviser ceased reimbursements in some future year, assuming similar size and operation. While this is highly unlikely, it is theoretically possible.

       "Net investment income"(5) is the sum of stock dividends and interest less operating expenses. It is a more significant number for funds whose objective is to provide income. It is unlikely that this Portfolio will ever distribute any income, since most ultra-small stocks pay no dividends.

       "Portfolio turnover rate"(6) indicates the amount of portfolio holdings that are bought and sold in a year relative to the total net assets. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. The Ultra-Small Index Portfolio's recent 48% turnover rate compares favorably to the average 87% rate among all small company mutual funds, but is slightly higher than the 41% rate of small-cap retail index funds. The turnover associated with the Portfolio is primarily related to the tax management feature. Due to trading techniques used by the Adviser, it does not believe this turnover to be detrimental to shareholders in either taxable or tax-deferred accounts. Bridgeway works hard to minimize this trading cost and believes that it has among the lowest, if not the lowest commission cost per share in the industry. One indication that the Portfolio's level of turnover is not detrimental is that there have been no taxable distributions.

       ULTRA-SMALL INDEX REDEMPTION REIMBURSEMENT FEE: The Bridgeway index portfolios are best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders.

       The Board of Directors seeks to both discourage any short-term investors and to reimburse remaining shareholders for increased costs by reserving the right to impose a 2% redemption fee on shareholders who redeem in a down market. Specifically, the Board of Directors may impose this fee any time the S&P500 (without dividends reinvested) has declined more that 5% over the previous 5 trading days.

       No such reimbursement fees were charged in the Portfolio's first two fiscal years.

                                     NOTES:

                         THE MICRO-CAP LIMITED PORTFOLIO

       INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation.

       INVESTMENT STRATEGY: The Micro-Cap Limited Portfolio invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange. On June 30, 1999, this group included stocks with a market capitalization between $90 and $170 million. The majority of stocks in this Portfolio are listed on NASDAQ rather than the New York Stock Exchange. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Adviser may invest up to 10% of assets in foreign micro-cap stocks that are listed on American exchanges.

SPECIAL RISK FACTORS: The market price of Micro-Cap Limited shares typically exhibit much greater volatility than large company shares. While micro-cap companies have historically had a somewhat higher average annual return than large stocks over the last seven decades, they have also had significantly higher volatility. Therefore, shareholders of this Portfolio are exposed to higher short-term risk. In addition, the Adviser concentrates Portfolio investments in a fewer number of companies than many mutual funds. There were 46 companies in the Portfolio on 6/30/99. This "concentration" or "focus," will likely add to Portfolio volatility.

       Micro-cap companies normally:

       have limited resources for expanding or surviving in a newly competitive

o      environment,

o      may lack depth of management,

o      may have a limited product line,

o      may lack market "muscle," and

o      may be more sensitive to economic downturns than companies with large

o      capitalizations


                                   TRANSLATION

                         What are Micro-Cap Companies?

       Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. Bridgeway defines "micro-cap" according to the definition most frequently used by academia. They are smaller than small-cap and larger than ultra-small. Companies this size typically have 50 to 2000 employees, produce revenues of $50 million to $2 billion annually, and may be known for just one product or service. Relative to large companies, a higher percentage of micro-cap companies this size go out of business each year, but a higher percentage also double in size.

       WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate very high short-term price volatility, or as a diversifier to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION. (See Frequent Trading of Fund Shares on page 61).

                                   TRANSLATION

         If Short-Term Risk is So High, Why Would Anyone Want to Invest?

       While micro-cap stocks and portfolio concentration expose investors to extreme short-term price swings, the Adviser seeks to compensate investors for this additional short-term risk with higher return. While Portfolio performance was remarkable in the its first fiscal year, it is unlikely that the Portfolio will outperform market benchmarks in every year. The characteristics of micro-cap companies that render them more risky also have an "upside" that makes them attractive during periods of small company performance. For example, although they may have a limited product line, one successful product may affect profitability dramatically. They may fall farther in a market downturn, but recover more quickly afterwards. They may also respond quicker to changing market forces and may be less bureaucratic in management. Historically, the higher long-term return of micro-cap companies has shielded investors from the potentially devastating effects of inflation better than large stocks, bonds, and other interest bearing investments over periods of ten years and more. U.S. Treasury bills, for example, lost 41% of their purchase power to the effects of inflation from 1940 to 1950. Of course, future results could vary from historical ones. The Adviser also believes that investing in fewer stocks will improve Portfolio returns, since a higher percentage of investments are held in the companies identified as best prospects. This concentration is only possible because of the Portfolio's very low closing commitment.

       PORTFOLIO CLOSING COMMITMENT: The Portfolio will close to new investors and will remain closed any time net assets exceed $27.5 million. The Portfolio will close even to current shareholders when assets reach a maximum of $55 million.

                                   TRANSLATION

             Why is Closing at a Small Level of Assets So Important?

       Bridgeway has committed to closing the Micro-Cap Limited Portfolio to new investors at half the net asset level of any non-Bridgeway portfolio closing. In order to invest actively in micro-cap companies, a fund must itself be very small. If a large fund invested 1% of its assets in a micro-cap stock, it could own the whole company. By keeping it's own costs low, Bridgeway is able to offer a unique portfolio and stay more "nimble" in the marketplace. Most micro-cap and small-cap funds with good performance records get flooded with too much cash, and performance thereafter suffers.

       PERFORMANCE: The bar chart below shows how the Portfolio's performance has varied from one year to another. The table below the chart shows the return for the one year since inception. This information is based on past performance. It is not a prediction of future results.


                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                             1998(1)                1999(2)
                             ------                 ------

Micro-Cap Limited            7.60%                  18.59%
CRSP 9 Index                -8.00%                  12.55%



(1) From date of inception (6/30/98). Best Quarter for MCL: Q4 98,+ 41.58%
(2) Through June 30,1999. Worst Quarter for MCL: Q3 99, -24.00%



                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/99


FUND/INDEX                                   6/30/98-6/30/99
                                                 (1 YEAR)

Bridgeway Micro-Cap Limited                       27.60%

CRSP Cap-based Portfolio 9 Index(1)                3.55%



(1) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future results.

                                   TRANSLATION

       Last fall the Portfolio suffered the worst micro-cap market correction since 1974, declining 24% in the September quarter. The Portfolio recovered nicely in the December quarter, however, leading the Portfolio to a 7.6% first half-year return. In the March quarter, the Portfolio lost some of the previous quarter's return, following this with another period of outstanding returns in the June quarter. Overall, the Portfolio finished its first year with a return that was 24.1% above the market index of similar size companies. It also demonstrated the extreme volatility that is possible in this Portfolio. Detailed performance explanations are included in quarterly reports to shareholders. (See the back cover.)

       FEES AND EXPENSES: Bridgeway Fund is fully no-load; it does not charge any fees for maintaining your account or for buying, selling, or exchanging your shares. Your only Fund cost is your share of annual operating expenses. The following fee table and expense example can help you compare costs among funds.




                           MICRO-CAP LIMITED FEE TABLE

SHAREHOLDER FEES (LOADS)

Sales Charge (Load) Imposed on Purchases                         None
Sales Charge (Load) Imposed on Reinvested Dividends              None
Redemption Fees                                                  None
Exchange Fees                                                    None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees                                                  1.57%
Distribution (12b-1) Fees                                        None
Other Expenses                                                   0.33%
                                                                 -----
  Total Operating Expenses                                       1.90%



*The figures in the table are based on recent (maximum) expense rates. The first fiscal year's expenses were actually lower, because the performance fee adjustment was not applicable in the first year. Actual total expenses this fiscal year will be the same as or lower than that indicated by the table above.



                        MICRO-CAP LIMITED EXPENSE EXAMPLE


                         1 Year         3 Years        5 Years        10 Years
                         ------         -------        -------        --------
Expenses                  $190            $599          $1,050         $2,390


       The example above presents cumulative cost of Portfolio ownership. It assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolio's expenses were those listed in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.



                                   TRANSLATION

                    Are There "Hidden Fees" Inside the Fund?

       Yes. In addition to the operating expenses above, the Portfolio pays commission costs to brokerage firms to buy and sell Portfolio stocks. Last year, these costs represented 0.13% of average net assets, or $13 for a $10,000 investment. This is much less than most other actively managed funds. We wish we could add this information to the table above, but it would go against both generally accepted accounting rules and industry practice. We choose to disclose it here.

                    Are There "Hidden Fees" Outside the Fund?

       Maybe. The "Translation" on the opposite page explains the management fee and operating expense borne by Portfolio investors. In addition, investors may pay transaction fees to some, though not all, "fund marketplaces" where they purchase shares. Please see "How to Purchase Shares" on page 60 or call Bridgeway at 800-661-3550 for details.

                                   TRANSLATION

                      What are the Costs of Fund Ownership?

       Bridgeway Fund is fully "no-load;" there are no sales charges to buy or sell shares. The Adviser (not the shareholder) pays all the costs associated with distributing the Fund to new shareholders. The Fund keeps these costs to a minimum by doing essentially no advertising.

       All fees paid to the Adviser are included in the management fee. This fee may be as low as 0.2% or as high as 1.6% depending on Portfolio performance relative to a market benchmark over the last five years. Until the Portfolio is five years old, it will be based on the period since 6/30/98. As an example, a 1.57% annual fee means that a shareholder with an average $10,000 account pays $157 each year. The management fee structure is potentially higher when assets are between $27.5 and $55 million. Please see the Statement of Additional Information for more details.

       Separate from the management fee, the Portfolio does reimburse the Adviser at cost for Fund accounting (calculating daily prices) and transfer agency costs (keeping up with Fund ownership).

       The Adviser has negotiated trading commission down to less than 1/4 the industry average. This is partly because the Adviser uses no soft dollar or directed brokerage arrangements. Under a soft dollar commission arrangement, a stock broker agrees to provide a benefit to the Fund or Adviser, such as research, computer terminals, publications, or other services in return for a higher commission cost to the Fund. These arrangements may benefit the Adviser, at the expense of the shareholder.

       "Other costs" borne by the Fund include audit fees, custodial fees (paid to the bank which holds Fund assets), state and federal registration fees, directors` compensation, and legal expenses.

       The total of the management, distribution, and "other" expenses is called "total operating expense." By contract between the Fund and the Adviser, the maximum total expenses paid by the Fund in any one year cannot exceed 1.9%. The average expense ratio of retail mutual funds with a median market capitalization between $80 and $200 million was 1.83% on 6/30/99. The average expense ratio of all domestic equity retail funds was 1.52%. It is significantly more expensive to manage funds with lower market capitalization and a lower level of assets. Bridgeway lean cost structure will enable it to close the Micro-

Cap Limited Portfolio at a very small asset level. Cost management is very important at Bridgeway. Please see http://www.bridgewayfund.com/investme.htm#Cost efficiency: for more details.

BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                          MICRO-CAP LIMITED PORTFOLIO
                                    6/30/98(b) to 6/30/99  6/22/98(a) to 6/30/98
                                    ---------------------  ---------------------
PER SHARE DATA(5)
 Net Asset Value, beginning of period        $5.00(5)             $5.00
 Income (Loss) from investment operations(3)
  Net Investment income (loss)               (0.06)                0.00
  Net realized and unrealized gain            1.44                 0.00
    Total from investment operations          1.38(4)              0.00
 Less distributions to shareholders(6)
  Net investment income                       0.00                 0.00
  Net realized gains                          0.00                 0.00
    Total distributions(7)                    0.00                 0.00
 Net asset value, end of period              $6.38                $5.00

PORTFOLIO TOTAL RETURN(c),(2)                27.60%                 0.0%
CRSP 9 INDEX RETURN(c),(d)                    3.58%                 n/a

(a) June 22, 1997 was initial offering.
(b) June 30, 1998 was commencement of operations.
(c) Not annualized for periods less than a year.
(d) CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices.

See accompanying notes to financial statements.
Numeric footnotes in the table reference explanations on the following page.


                                   TRANSLATION

                What is Total Return? Is This Record a Good One?

       Portfolio total return answers the question, "How much has my investment gone up or down, assuming I reinvest dividend distributions and don't add or withdraw money during the year?" The total return data above is presented by Portfolio fiscal year. Equivalent figures for the CRSP Index of micro-cap companies are presented as a market benchmark for comparison. The Adviser seeks to beat the performance of this index.

       Yes, we had a very good year. In spite of suffering a major correction last fall, the Portfolio was up 27.60% for its first fiscal year, significantly ahead of our market benchmark. Past results do not guarantee future returns, and we would not expect to "beat the market" every year.

                                   TRANSLATION

                What's the Significance of the "Per Share Data?"

               What Do All These Numbers Mean? Why Should I Care?

       The source of changes in the "net asset value," also known as the "NAV" or simply "share price" of the Portfolio is described in the section "per share data."(1). It does not answer the question, "How much has the value of my portfolio gone up or down in the last year?" The line labeled "Portfolio Total Return"(2) relates to that question (See "What is total return?" on the previous page.)

       There are two major sources of changes in net asset value. The first is from "investment operations."(3) For example, for the year ended 6/30/99, the Portfolio net asset value went up $1.38(4) as a result of investment operations, a very good year from the beginning net asset value base of $5.00(5). The investment operations will be a negative number for any period the Portfolio returns go down. Investment operations is made up of two components: 1) net investment income (the sum of dividends and interest, less the cost of operating expenses) and 2) net realized and unrealized gains (a stock's appreciation in value is "realized" when it is sold; the appreciation in value is "unrealized" while it remains in the Portfolio).

       The second major source of changes in net asset value is "distributions to shareholders."(6) By federal tax law, mutual funds must distribute income and gains of the Portfolio to shareholders. We did not make any distributions in Fiscal Year 1999, because the Portfolio was new.

       The "total distributions"(7) line can give you an idea of the tax efficiency of this Portfolio. (However, if you hold shares through a tax-deferred account such as an IRA, tax efficiency is irrelevant.) We don't consider Micro-Cap Limited to be one of Bridgeway's more tax efficient Portfolios, but the Adviser seeks to minimize taxable distributions when the total return is not adversely affected.

BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS

                          MICRO-CAP LIMITED PORTFOLIO

                                                 6/30/98(b) to     6/22/98(a) to
                                                    6/30/99           6/30/98
RATIO & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)(1)             $13,932            $9,071
 Ratio to average net assets:(c)
  Expenses after waivers and reimbursements(2)         1.54%             0.00%
  Expenses before waivers and reimbursements(3)        1.54%             0.00%
  Net investment income (loss) after waivers
   and reimbursements(4)                              -1.20%             0.00%

Portfolio turnover rate(a),(5)                        117.0%(6)          0.00%

(a) June 22, 1997 was initial offering.
(b) June 30, 1998 was commencement of operations.
(c) Not annualized for periods less than a year.
See accompanying notes to financial statements.
Numeric footnotes in the table reference explanations in the text below.


                                  TRANSLATION

                 What is the Significance of the Other Ratios?

       The net worth of the Portfolio is called "net assets."(1)

       "Expenses after waivers and reimbursements"(2) is the percentage of your investment that you pay for the Portfolio's operating expenses. These expenses are already included (that is, subtracted from) the return of the Portfolio; they are not billed to you separately.

       By contract with the Fund, the Adviser reimburses the Portfolio for expenses above 1.9%. "Expenses before waivers and reimbursements"(3) indicates the amount the Portfolio would incur if the Adviser ceased reimbursements in some future year. This is highly unlikely, although theoretically possible. There were no reimbursements in the first fiscal year since expenses were less than 1.9%.

       "Net investment income"(4) is the sum of stock dividends and interest less operating expenses. It is a more significant number for funds whose objective is to provide income. It is unlikely that this Portfolio will ever distribute any income, since most micro-cap stocks pay no dividends.

       "Portfolio turnover rate"(5) indicates the amount of holdings that are bought and sold in a year relative to the average net assets. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. Micro-Cap Limited's recent 117%(6) turnover rate is higher than the average 87% rate among small company mutual funds. Since funds incur expenses with each trade, portfolio turnover can become very important. Bridgeway works hard to minimize this cost and believes that it has among the lowest, if not the lowest commission cost per share in the industry. Turnover is also important because higher turnover funds tend to be less tax efficient.

                         THE AGGRESSIVE GROWTH PORTFOLIO

       INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

       INVESTMENT STRATEGY: The Aggressive Growth Portfolio invests in a diversified portfolio of common stocks of all size companies that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Adviser selects stocks for the Portfolio according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings. The Portfolio may also use aggressive investment techniques such as:

o      leveraging (borrowing up to 50% of its assets from banks).

o purchasing and selling futures and options on individual stocks and stock indexes.

o      entering into short-sale transactions (up to 20% of assets).

o      investing up to 25% of assets in a single company.

o      investing up to 10% of assets in foreign companies.

o      short-term trading.

       SPECIAL RISK FACTORS: In the Portfolio's first five years, the market price of Aggressive Growth shares has exhibited greater short-term volatility than large company shares. Because the Portfolio invests in any size company and because there are a larger number of small companies, the Portfolio may bear the short-term risk associated with small companies. In the small-company downturn of 1998, for example, the Portfolio declined significantly more than large companies, somewhat more than small companies, but less than Bridgeway's actively managed ultra-small and micro-cap portfolios.

       The Adviser concentrates Portfolio investments in a fewer number of companies than many mutual funds. There were just 38 companies in the Portfolio on 6/30/99. The top ten stocks accounted for 51% of Portfolio net assets. It is not unusual for one or two stocks each to represent 10% or more of Portfolio holdings. This is called "concentration" or "focus," and will likely add to Portfolio volatility.

       The Adviser may use aggressive investment techniques involving leverage, options, futures, and short sales. These techniques carry their own unique risks, such as:

o leverage risk (these instruments individually may magnify the risk of loss as well as potential gain),

o dependence on the Adviser's ability to measure risk and thus predict market movement,

o imperfect correlation between the price of options and futures with underlying securities,

o      the possibility of trading halts in options and futures,

o the possible need to close certain hedged positions to avoid adverse tax consequences, and

o the increased complexity of futures and options, requiring a higher level of personnel training.

       In spite of these additional risks, the Adviser believes that the primary Portfolio risk is the effect of a stock market decline on its portfolio of common stocks. The advanced techniques described are not "exotic derivatives" traded over-the-counter. All are listed on major exchanges. Please see "Summary of Investment Techniques " on page 4 and the Statement of Additional Information for more details.

                                   TRANSLATION

               How are the Aggressive Investment Techniques Used?

       The Adviser may use aggressive investment techniques such as leverage, options, futures, and short sales primarily for three purposes: to manage risk relative to individual stocks within diversification restrictions, to diversify overall risk, and to change the overall Portfolio exposure to market risk.

       In the language of modern portfolio theory, the Adviser may use these advanced techniques to maintain a Portfolio total risk level roughly equal to that of the market (S&P 500 Index) over longer periods (three years or more) while varying the Portfolio beta from 0.0 to 1.5 over short time periods.

       The Adviser believes that the primary source of Portfolio returns in the future will continue to be its portfolio of common stocks. The advanced techniques are primarily for risk management.

       WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate high short-term price volatility, or as a diversifier of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION. (See "Frequent Trading of Fund Shares" on page 61).

       PERFORMANCE: The bar chart below shows how the Portfolio's performance has varied from one year to another. The table below the chart shows the Portfolio's return by averaging actual performance over various lengths of time. This information is based on past performance. It is not a prediction of future results.

                YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                          1994(1)   1995     1996     1997     1998     1999(2)
                         --------  ------   ------   ------   ------   ---------
Aggressive Growth         8.31%    27.05%   32.20%   18.27%   18.28%    25.46%

S&P 500 Index             1.73%    37.53%   23.93%   33.35%   28.50%    12.38%


(1) From date of inception (8/05/94).     Best Quarter for AG: Q4 98,  +38.57%

(2) Through June 30,1999.                 Worst Quarter for AG: Q3 98, -23.28%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/99


FUND/INDEX                          1 YEAR            3 YEAR            SINCE INCEPTION (8/5/94)
----------                          ------            ------            ------------------------
Bridgeway Aggressive Growth         33.38%            23.62%                     27.06%

S&P 500 Index(1)                    22.77%            28.21%                     27.70%

(1) The S&P 500 is an unmanaged index of large companies, with dividends reinvested. Past performance does not guarantee future results.

                                   TRANSLATION

       The Aggressive Growth Portfolio returns have varied from year-to-year relative to the S&P 500 Index of large companies. On average over the full period since August, 1994, the Portfolio has underperformed this benchmark by less than one percent per year. It has significantly outperformed indexes representative of the broader market over the same period and ranks in the top quartile of aggressive growth funds over the last year and since inception. Short-term Portfolio returns have been more volatile than the S&P 500 Index. For example, in the September quarter of 1998 the Portfolio suffered the worst small-cap market correction since 1974, declining 23.3%, significantly more than the 10% decline of the S&P 500 Index. However, the Portfolio recovered nicely in the December quarter, up 38.6%, significantly ahead of the S&P 500 Index return of 25.3%. Detailed performance explanations are included in quarterly reports to shareholders. (See the back cover.)

       FEES AND EXPENSES: Bridgeway Fund is fully no-load; it does not charge any fees for maintaining your account or for buying, selling, or exchanging your shares. Your only fund cost is your share of annual operating expenses. The following expense example can help you compare costs among funds.

                           AGGRESSIVE GROWTH FEE TABLE


SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchase                        None
Sales Charge (Load) Imposed on Reinvested Dividends            None
Redemption Fees                                                None
Exchange Fee                                                   None


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                0.20%
Distribution (12b-1) Fees                                      None
Other Expenses                                                 0.84%
                                                               ----
  Total Operating Expenses                                     1.04%

*The figures in the table are based last fiscal year's expenses. Due to the performance based management fee, actual expenses in the fiscal year ending 6/30/00 will probably be higher if the Portfolio continues its recent performance above the S&P 500. The management fee was 0.53% and total operating expenses were approximately 1.3% in the 9/30/99 quarter.

                       AGGRESSIVE GROWTH EXPENSE EXAMPLE

                  1 Year            3 Years           5 Years           10 Years
                  ------            -------           -------           --------
Expenses           $104              $328              $575              $1,308

       The example above presents cumulative cost of Portfolio ownership. It assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolio's expenses were those listed in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                   TRANSLATION

                    Are There "Hidden Fees" Inside the Fund?

       Yes. In addition to the operating expenses above, the Portfolio pays commission costs to brokerage firms to buy and sell Portfolio stocks. Last year, these costs represented 0.13% of average net assets, or $13 for a $10,000 investment. This is less than most other actively managed funds. We wish we could add this information to the table above, but it would go against both generally accepted accounting rules and industry practice. We choose to disclose it here.

                    Are There "Hidden Fees" Outside the Fund?

       Maybe. The "Translation" below explains the management fee and operating expense borne by Portfolio investors. In addition, investors may pay transaction fees to some, though not all, "fund marketplaces" where they purchase shares. Please see "How to Purchase Shares" on page 60 or call Bridgeway at 800-661-3550 for details.

                                   TRANSLATION

                      What are the Costs of Fund Ownership?

       Bridgeway Fund is fully no-load; there are no sales charges to buy or sell shares. The Adviser (not the shareholder) pays all the costs associated with distributing the Fund to new shareholders. The Fund keeps these costs to a minimum by doing essentially no advertising.

       All fees to the Adviser are included in the management fee. This fee may be as low as 0.2% or as high as 1.6% depending on Portfolio performance relative to the S&P 500 Index (market benchmark) over the last five years. As an example, a 0.9% annual fee means that a shareholder with an average $10,000 account pays $90 each year. All fees to the Adviser are included in this management fee.

       Separate from the management fee, the Portfolio does reimburse the Adviser at cost for Fund accounting (calculating daily prices) and transfer agency costs (keeping up with Fund ownership).

       The Adviser has negotiated its trading commission down to less than 1/4 the industry average. This is partly because the Adviser uses no soft dollar or affiliated brokerage arrangements. Under a soft dollar commission arrangement, a stock broker agrees to provide a benefit to the Fund or Adviser, such as research, computer terminals, publications, or other services in return for a higher commission cost to the Fund. These arrangements may benefit the Adviser, at the expense of the shareholder.

       "Other costs" borne by the Fund include audit fees, custodial fees (paid to the bank which holds Fund assets), state and federal registration fees, directors' compensation, and legal expenses.

       The total of the management, distribution, and "other" expenses is called "total operating expense." By contract between the Fund and the Adviser, the maximum total expenses paid by the Fund in any one year cannot exceed 2.0%. The average expense ratio of retail aggressive growth funds was 1.62% on 6/30/99. Cost management is very important at Bridgeway. Please see http://www.bridgewayfund.com/investme.htm#Cost efficiency: for more details.

                   BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                          AGGRESSIVE GROWTH PORTFOLIO

                                                     Year           Year           Year       Year      8/5/94(a)
                                                     Ended          Ended          Ended      Ended        to
                                                    6/30/99        6/30/98        6/30/97    6/30/96     6/30/95
                                                    -------        -------        -------    -------     -------
PER SHARE DATA(1)
Net Asset Value, beginning of period                $ 20.32(5)     $ 18.79        $ 16.66    $ 11.71     $  9.89
                                                    -------        -------        -------    -------     -------
Income (Loss) from investment operations(3)
  Net Investment income (loss)                        (0.13)         (0.30)         (0.24)     (0.18)      (0.02)
  Net realized and unrealized gain                     6.43           3.46           3.43       5.22        1.84
                                                    -------        -------        -------    -------     -------
     Total from investment operations                  6.30(4)        3.16           3.19       5.04        1.82
                                                    -------        -------        -------    -------     -------
Less distributions to shareholders(6)
  Net investment income                                0.00           0.00           0.00       0.00        0.00
  Net realized gains                                  (0.60)         (1.63)         (1.06)     (0.09)       0.00
                                                    -------        -------        -------    -------     -------
     Total distributions(6)                           (0.60)(7)      (1.63)         (1.06)     (0.09)       0.00
                                                    -------        -------        -------    -------     -------
Net asset value, end of period                      $ 26.02        $ 20.32        $ 18.79    $ 16.66     $ 11.71
                                                    =======        =======        =======    =======     =======
PORTFOLIO TOTAL RETURN(b),(a)                         33.38%         18.08%         19.94%     43.26%      19.53%
S&P 500 INDEX RETURN(b),(c)                           22.77%         30.16%         34.70%     26.01%      22.20%

(a)  August 5, 1994 was commencement of operations.

(b)  Not annualized for periods less than a year.

(c) The S&P 500 is an unmanaged indexes of large companies, with dividends reinvested.

See accompanying notes to financial statements.

Numeric footnotes in the table reference explanation in text on following page.


                                   TRANSLATION

                What is Total Return? Is This Record a Good One?

       "Portfolio Total Return" answers the question, "How much has my investment gone up or down, assuming I reinvest dividend distributions and don't add or withdraw money during the year?" This data is presented by Portfolio fiscal year. See page 35 for a presentation by calendar year. Equivalent figures for the S&P 500 Index are presented as a market "benchmark" for comparison. The Adviser seeks to beat the performance of this index.

       While the Portfolio has underperformed the S&P 500 Index by 0.6% per year on a cumulative basis, it has outperformed the Russell 2000 Index of more similar size companies by 11.8% per year. The Adviser is pleased with this record, which ranks it in the top fourth of Aggressive Growth Funds over the last year and since inception.

                                   TRANSLATION

                What's the Significance of the "Per Share Data?"

               What Do All These Numbers Mean? Why Should I Care?

       The source of changes in the "net asset value," also known as the "NAV" or simply "share price" of the Portfolio is described in the section "per share data."(1). It does not answer the question, "How much has the value of my Portfolio gone up or down in the last year?" The line labeled "Portfolio Total Return" relates to that question (See "What is total return?"(2) on the previous page.)

       There are two major sources of changes in net asset value. The first is from "investment operations."(3) For example, for the year ended 6/30/99, the Portfolio net asset value went up $6.30 (4) as a result of investment operations, a very good year's increase from the beginning net asset value base of $20.32(5). The investment operations will be a negative number for any period the Portfolio returns go down. Investment operations is made up of two components: 1) net investment income (the sum of dividends and interest, less the cost of operating expenses) and 2) net realized and unrealized gains (a stock's appreciation in value is "realized" when it is sold; the appreciation in value is "unrealized" while it remains in the Portfolio). Numbers in parentheses indicate losses or declines.

       The second major source of changes in net asset value is "distributions to shareholders."(6) By federal tax law, mutual funds must distribute income and gains of the Portfolio to shareholders. For example, in Fiscal Year 1999, we distributed $0.60(7) per share of realized capital gains (gains from the appreciation in stocks that we sold) to shareholders. As a result of the distribution, the net asset value declined by the same amount. Most shareholders reinvested the dividend to purchase additional shares of the Portfolio. In the Aggressive Growth Portfolio, all of the distributions have been from realized gains, and there has been no net investment income to distribute.

       The "total distributions"(8) line can give you an idea of the tax efficiency of this Portfolio. However, if you hold shares through a tax-deferred account such as an IRA, tax efficiency is irrelevant. To date, the total of taxable distributions equals 17% of investment operations. This is reasonably tax efficient, but from time to time there may be a "catch-up" distribution. We don't consider Aggressive Growth to be one of Bridgeway's most tax efficient Portfolios, but the Adviser seeks to minimize taxable distributions when the total return is not adversely affected.

                   BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------
                                       AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------
                                                    Year         Year      Year      Year     8/5/94(a)
                                                    Ended        Ended     Ended     Ended       to
                                                   6/30/99      6/30/98   6/30/97   6/30/96   6/30/95
----------------------------------------------     -------      -------   -------   -------   -------
RATIOS & SUPPLEMENTAL DATA

Net assets, end of period (in 000s)(1)             $ 9,510      $ 6,852   $ 3,420   $ 1,502   $   276
Ratio to average net assets:(b)
  Expenses after waivers and reimbursements(2)        1.04%        2.00%     2.00%     1.97%     1.86%
  Expenses before waivers and reimbursements(3)       1.04%        2.00%     2.77%     5.73%    16.15%
  Net investment income (loss) after waivers         (0.65%)      (1.50%)   (1.40%)   (1.26%)   (0.30%)
   and reimbursements(4)

Portfolio turnover rate (b),(5)                       211.0%(6)   132.3%    138.9%    167.7%    139.9%
------------------------------------------------------------------------------------------------------

(a) August 5, 1994 was commencement of operations.
(b) Annualized for periods less than a year.
See accompanying notes to financial statements.
Numeric footnotes in the table reference explanation in text below.


                                   TRANSLATION

                  What is the Significance of the Other Ratios?

          The net worth of the Portfolio is called "net assets."(1)

       "Expenses after waivers and reimbursements"(2) is the percentage of your investment that you pay for the Portfolio's operating expenses. These expenses are already included (that is, subtracted from) the return of the Portfolio; they are not billed to you separately.

       By contract with the Fund, the Adviser reimburses the Portfolio for expenses above 2.0%. "Expenses before waivers and reimbursements"(3) indicates the amount the Portfolio would incur if the Adviser ceased reimbursements in some future year. While this is highly unlikely, it is theoretically possible. There were been no reimbursements last year since expenses were much less than 2.0%.

       "Net investment income"(4) is the sum of stock dividends and interest less operating expenses. It is a more significant number for funds whose objective is to provide income. It is unlikely that this Portfolio will ever distribute any income, since most Portfolio companies pay no dividends.

       "Portfolio turnover rate"(5) indicates the amount of Portfolio holdings that are bought and sold in a year relative to the average net assets. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the Portfolio one time during the year. Aggressive Growth's recent 211%(6) turnover rate is higher than the average 123% rate among all retail aggressive growth mutual funds. Since funds incur expenses with each trade made, portfolio turnover can become very important. Bridgeway works hard to minimize this cost and believes that it has among the lowest, if not the lowest commission cost per share in the industry. Turnover is also important because higher turnover funds tend to be less tax efficient.

                       THE SOCIAL RESPONSIBILITY PORTFOLIO

       INVESTMENT OBJECTIVE: To exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

                                   TRANSLATION

                        What Are the Ten Social Criteria?

o      Environmental record

o      Charitable giving record

o      Advancement of minorities

o      Advancement of women

o      Community outreach

o      Family benefits

o      Workplace issues

o      Animal testing

o      Military involvement

o      Disclosure of information

       With the exception of animal testing and military involvement, "more" is understood to mean better.

       INVESTMENT STRATEGY: The Social Responsibility Portfolio invests in a diversified portfolio of common stocks of companies with social criteria generally in line with those of its shareholders as determined by survey. While the Portfolio has the flexibility to invest in all size companies, typically 80% to 95% of the Portfolio has been invested in large U.S. companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Portfolio may also use futures and options on market indexes to vary market exposure of the Portfolio.

       SPECIAL RISK FACTORS: The Adviser believes that the primary Portfolio risk is the effect of a stock market decline on its portfolio of common stocks. In recent years, the Portfolio has been slightly less volatile than the S&P 500 Index of large stocks and has exhibited about 17% less market-related risk than the S&P 500 Index according to Morningstar. These measures could be higher in some future period, however.

       A secondary Portfolio risk is the use of exchange-traded, "traditional" stock index options and futures. These investments help keep the overall market risk of the Portfolio between 50% and 150% of the broader stock market. The Adviser believes that its use of these instruments is conservative; it does not try to leverage overall market risk in the long term. The options and futures described are not "exotic derivatives" traded over-the-counter for which prices may not be readily available.

       WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who can accommodate price volatility associated with common stocks. It is also appropriate for those seeking superior companies from a social standpoint of "good corporate citizenship." IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION. (See "Frequent Trading of Fund Shares" on page 61).

                                   TRANSLATION

                      What is the Social Screening Process?

       The Council on Economic Priorities (CEP) provides Bridgeway with social data on 760 companies. Bridgeway supplements this data with its own social research. Stock selection is a four-step process. Bridgeway:

o surveys its shareholders to determine Portfolio weights of the ten social criteria,

o excludes any industry that a majority of shareholders vote to exclude (currently tobacco and military),

o ranks the remaining companies from top to bottom according to the aggregate shareholder weights of ten social criteria, and

o runs the companies in the top fifth of the social ranking (the "cream of the cream") through its financial models.

       In other words, CEP provides the "report card," and shareholders tell us which subjects are the most important. Please note that only tobacco and military companies are specifically excluded; other criteria are included on a relative basis only. For example, a company with a poor record on community outreach could still be included in the Portfolio if it scored high enough on the other social criteria.

       PERFORMANCE: The bar chart below shows how the Portfolio's performance has varied from one year to another. The table below the chart shows the Portfolio's return by averaging actual performance over various lengths of time. This information is based on past performance. It is not a prediction of future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                          1994(1)    1995     1996     1997     1998     1999(2)
                          -------   ------   ------   ------   ------    -------
Social Responsibility      1.51%    30.27%   16.21%   27.51%   37.79%     11.32%
S&P 500 Index              1.73%    37.53%   22.95%   33.35%   28.58%     12.38%

(1) From date of inception (8/5/94)          Best Quarter : Q4 98, +25.92%
(2) Through June 30, 1999                    Worst Quarter: Q3 98, -9.98%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/99

                                         1 Year      3 Year     Since Inception
                                                                    (8/5/94)
                                         -------     ------     ---------------
Bridgeway Social Responsibility           26.18%     25.90%          25.17%
S&P 500 Index(1)                          22.77%     29.12%          27.70%

(1) The S&P 500 is an unmanaged index of large companies, with dividends reinvested. Past performance does not guarantee future results.


                                   TRANSLATION

       The Social Responsibility Portfolio has outperformed the average growth and income fund by 3.9% per year since inception with roughly equivalent short-term risk. However, the Portfolio has underperformed the S&P 500 market index of large companies by 2.5% per year since inception due to 1) expenses of 1.5% per year, 2) inclusion of some small stocks, which as a group have badly lagged large stocks, and 3) the more conservative positioning of the Portfolio. Detailed performance explanations are included in quarterly reports to shareholders. (Please see the back cover.)

       FEES AND EXPENSES: As a fully no-load fund, the Fund does not charge any fees for maintaining your account or for buying, selling, or exchanging your shares. Your only fund cost is your share of annual operating expenses. The following expense example can help you compare costs among funds.

                         SOCIAL RESPONSIBILITY FEE TABLE

SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchases                            None
Sales Charge (Load) Imposed on Reinvested Dividends                 None
Redemption Fees                                                     None
Exchange Fees                                                       None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                     0.2%
Distribution (12b-1) Fees                                           None
Other Expenses                                                      1.3%
                                                                    ----
     Total Operating Expenses                                       1.5%
                                                                    ====

*The figures in the table are based on last fiscal year's expenses. Actual expenses this fiscal year may be higher or lower.


                      SOCIAL RESPONSIBILITY EXPENSE EXAMPLE

                      1 Year       3 Years      5 Years      10 Years
                      ------       -------      -------      --------
Expenses               $150          $473         $829        $1,887

       The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolio's expenses were those listed in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.


                                   TRANSLATION

                    Are There "Hidden Fees" Inside the Fund?

       Yes. In addition to the operating expenses above, the Portfolio pays commission costs to brokerage firms to buy and sell Portfolio stocks. Last year, these costs represented 0.03% of average net assets, or $3 for a $10,000 investment. This is much less than most other actively managed funds. We wish we could add this information to the table above, but it would go against both generally accepted accounting rules and industry practice. We choose to disclose it here.

                    Are There "Hidden Fees" Outside the Fund?

       Maybe. The "Translation" below explains the management fee and operating expense borne by Portfolio investors. In addition, investors may pay transaction fees to some, though not all, "fund marketplaces" where they purchase shares. Please see "How to Purchase Shares" on page 60 or call Bridgeway at 800-661-3550 for details.

                                   TRANSLATION

                      What are the Costs of Fund Ownership?

       Bridgeway Fund is fully no-load; there are no sales charges to buy or sell shares. The Adviser (not the shareholder) pays all the costs associated with distributing the Fund to new shareholders. The Fund keeps these costs to a minimum by doing essentially no advertising.

       All fees to the Adviser are included in the management fee. This fee may be as low as 0.2% or as high as 1.6% depending on Portfolio performance relative to the S&P 500 Index (market benchmark) over the last five years. As an example, a 0.9% annual fee means that a shareholder with an average $10,000 account pays $90 each year. All fees to the Adviser are included in this management fee.

       Separate from the management fee, the Portfolio does reimburse the Adviser at cost for Fund accounting (calculating daily prices) and transfer agency costs (keeping up with Fund ownership).

       The Adviser has negotiated its trading commission down to less than 1/4 the industry average. This is partly because the Adviser uses no soft dollar or affiliated brokerage arrangements. Under a soft dollar commission arrangement, a stock broker agrees to provide a benefit to the Fund or Adviser, such as research, computer terminals, publications, or other services in return for a higher commission cost to the Fund. These arrangements may benefit the Adviser, at the expense of the shareholder.

       "Other costs" borne by the Fund include audit fees, custodial fees (paid to the bank which holds Fund assets), state and federal registration fees, directors' compensation, and legal expenses.

       The total of the management, distribution, and "other" expenses is called "total operating expense." By contract between the Fund and the Adviser, the maximum total expenses paid by the Fund in any one year cannot exceed 1.5% to 2.0%, depending on performance relative to the S&P 500 Index over the last five years. As of the September quarter of 1999, portfolio expenses before and after reimbursements were less than 1.5%. This compares to 1.34% for growth and income funds and 1.60% and for retail socially screened equity funds as of 6/30/99 according to Morningstar. Cost management is very important at Bridgeway. Please see http://www.bridgewayfund.com/investme.htm#Cost efficiency: for more details.

BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                        SOCIAL RESPONSIBILITY PORTFOLIO

                                                     Year      Year      Year      Year     8/5/94(a)
                                                     Ended     Ended     Ended     Ended       to
                                                    6/30/99   6/30/98   6/30/97   6/30/96   6/30/95
                                                    -------   -------   -------   -------   -------
PER SHARE DATA(1)
  Net Asset Value, beginning of period              $21.14(5)  $16.21   $14.68    $11.61    $ 9.85
                                                    ------     ------   ------    ------    ------
  Income (Loss) from investment operations(3)
    Net Investment income (loss)                     (0.14)      0.00     0.03     (0.02)     0.07
    Net realized and unrealized gain                  5.62       5.57     2.31      3.11      1.70
                                                    ------     ------   ------    ------    ------
      Total from investment operations                5.48(4)    5.57     2.34      3.09      1.77
                                                    ------     ------   ------    ------    ------
  Less distributions to shareholders(6)
    Net investment income                             0.00      (0.01)    0.00     (0.02)    (0.01)
    Net realized gains                               (0.17)     (0.63)   (0.81)     0.00      0.00
                                                    ------     ------   ------    ------    ------
      Total distributions(3)                         (0.17)     (0.64)   (0.81)    (0.02)    (0.01)
                                                    ------     ------   ------    ------    ------
  Net asset value, end of period                    $26.45     $21.14   $16.21    $14.68    $11.61
                                                    ======     ======   ======    ======    ======
PORTFOLIO TOTAL RETURN(a)(b)                         26.18%     35.30%   16.89%    26.64%    18.92%
S&P 500 INDEX RETURN(b)(c)                           22.77%     30.16%   34.70%    26.01%    22.20%

(a) August 5, 1994 was commencement of operations.

(b) Not annualized for periods less than a year.

(c) The S&P 500 is an unmanaged index of large companies, with dividends reinvested.

See accompanying notes to financial statements.

Numeric footnotes in the table reference explanation in text on the following page.



                                   TRANSLATION

                              What is Total Return?

           How Does this Record Compare to the Market and Other Funds?

       "Portfolio Total Return" answers the question, "How much has my investment gone up or down, assuming I reinvest dividend distributions and don't add or withdraw money during the year?" This data is presented by Portfolio fiscal year. See page 43 for a presentation by calendar year. Equivalent figures for the S&P 500 Index are presented as a market benchmark for comparison. The adviser seeks to beat the performance of this index.

       While the Portfolio has underperformed the S&P 500 Index by 2.5% per year on a cumulative basis, it has done so with less short-term risk. In addition, the Portfolio has outperformed the average of growth and income funds by 3.9% per year, with roughly equivalent short-term risk. Past results do not guarantee future returns.

                                   TRANSLATION

                What's the Significance of the "Per Share Data?"

               What Do All These Numbers Mean? Why Should I Care?

       The source of changes in the "net asset value," also known as the "NAV" or simply "share price" of the Portfolio is described in the section "per share data."(1). It does not answer the question, "How much has the value of my portfolio gone up or down in the last year?" The line labeled "Portfolio Total Return"(2) relates to that question (See "What is total return?" on the previous page.)

       There are two major sources of changes in net asset value. The first is from "investment operations."(3) For example, for the year ended 6/30/99, the Portfolio net asset value went up $5.48(4) as a result of investment operations, a very good year's increase from the beginning net asset value base of $21.14(5). The investment operations would be a negative number for any period the Portfolio returns go down. Investment operations is made up of two components: 1) net investment income (the sum of dividends and interest, less the cost of operating expenses) and 2) net realized and unrealized gains (a stock's appreciation in value is "realized" when it is sold; the appreciation in value is "unrealized" while it remains in the portfolio). Numbers in parentheses indicate losses or declines.

       The second major source of changes in net asset value is "distributions to shareholders."(6) By federal tax law, mutual funds must distribute income and gains of the Portfolio to shareholders. For example, in Fiscal Year 1999, we distributed $0.17(7) per share of realized capital gains (gains from the appreciation in stocks that we sold) to shareholders. As a result of the distribution, the net asset value declined by the same amount. Most shareholders reinvested the dividend to purchase additional shares of the Portfolio. In the Social Responsibility Portfolio, almost all of the distributions have been from realized gains, and there has been little net investment income to distribute.

       The "total distributions"(8) line can give you an idea of the tax efficiency of this Portfolio. (However, if you hold shares through a tax-deferred account such as an IRA, tax efficiency is irrelevant.) To date, Portfolio taxable distributions equal less than 10% of investment operations. This is very tax efficient for an active managed mutual fund. The taxable distributions could be higher than this in any one year, however.


BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
-----------------------------------------
                        SOCIAL RESPONSIBILITY PORTFOLIO
                        -------------------------------

                                                    Year         Year       Year       Year     8/5/94(a)
                                                   Ended        Ended      Ended      Ended        to
                                                  6/30/99      6/30/98    6/30/97    6/30/96    6/30/95
                                                  -------      -------    -------    -------    -------

RATIOS & SUPPLEMENTAL DATA

 Net assets, end of period (in 000s)(1)           $2,820       $1,473     $  638       $  361    $   64

 Ratio to average net assets:(b)

  Expenses after waivers and reimbursements(2)      1.50%        1.50%      1.50%        1.48%     1.46%

  Expenses before waivers and reimbursements(3)     2.13%        3.81%      5.81%       16.80%    72.83%

  Net investment income (loss) after waivers
   and reimbursements(4)                           (0.60)        0.02%      0.24%       (0.17%)    0.90%

Portfolio turnover rate(b),(5)                      58.0%(6)     37.8%      35.5%        83.8%     71.7%

--------------------------------------------------------------------------------------------------------

(a)  August 5, 1994 was commencement of operations.

(b)  Not annualized for periods less than a year.

See accompanying notes to financial statements.
Numeric footnotes in the table reference explanation in text below.




                                   TRANSLATION

                  What is the Significance of the Other Ratios?

          The net worth of the Portfolio is called "net assets."(1)

       "Expenses after waivers and reimbursements"(2) are the percentage of your investment that you pay for the Portfolio's operating expenses. These expenses are already included (that is, subtracted from) the return of the Portfolio; they are not billed to you separately.

       By contract with the Fund, the Adviser reimburses the Portfolio for expenses above 1.5%, to 2.0% depending on Portfolio performance relative to the S&P 500 Index. "Expenses before waivers and reimbursements"(3) indicates the amount the Portfolio would incur if the Adviser ceased reimbursements in some future year. While this is highly unlikely, it is theoretically possible. In the first quarter of Fiscal Year 2000, Portfolio expenses were less than 1.5% and there were no Portfolio reimbursements.

       "Net investment income"(4) is the sum of stock dividends and interest less operating expenses. It is a more significant number for funds whose objective is to provide income.

       "Portfolio turnover rate"(5) indicates the amount of portfolio holdings that are bought and sold in a year relative to the average net assets. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. Social Responsibility's recent 58%(6) turnover rate is lower than the average 63% rate among all retail growth and income mutual funds. Since funds incur expenses with each trade made, portfolio turnover can become very important. Bridgeway works hard to minimize this cost and believes that it has among the lowest, if not the lowest commission cost per share in the industry. Turnover is also important because higher turnover funds tend to be less tax efficient.

                       THE ULTRA-LARGE 35 INDEX PORTFOLIO

       INVESTMENT OBJECTIVE: To provide a long-term total return of capital, primarily through capital appreciation, but also some income.

       INVESTMENT STRATEGY: The Adviser seeks to achieve this objective by meeting the total return of the Bridgeway Ultra-Large 35 Index while minimizing the distribution of capital gains and minimizing costs.

       INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up this index, after excluding a tobacco company and ensuring reasonable industry diversification.

       The Ultra-Large 35 Index is compiled by Bridgeway Capital Management, Inc., with the needs of shareholders in mind. The Index is rebalanced every two or three years rather than annually. Index turnover is kept low, and companies that are no longer "ultra-large" are not completely removed from the Index if their sale would create a capital gain for the Portfolio. They are designated as "dormant companies" in both the Index and the Portfolio. Approximately 6% of the Index is currently dormant. New Portfolio inflows are not invested in these companies, and their representation in the Index will decline over time.

       The Index is roughly equal-weighted; each company carries about the same Portfolio weight over time. For the Portfolio, equal weighting reduces the number of portfolio trades, keeps transaction costs low, and improves diversification within a smaller number of companies. The Index and Portfolio are both managed with taxable shareholders in mind, although the lean Portfolio expenses and particular market segment may also make the Portfolio appropriate for tax-deferred accounts such as IRAs.

       WHO SHOULD INVEST: The Adviser believes that this Portfolio is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for shareholders who want to invest in large U.S. companies, incur very low costs, and minimize their own taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR PORTFOLIO CORRECTION. (See "Frequent Trading of Fund Shares" on page 61).

                                   TRANSLATION

                     What Are the Ultra-Large 35 Companies?

o     American Int'l Group

o     America Online

o     AT&T

o     Bank of America

o     Bell Atlantic

o     Bristol Myers Squibb

o     Citigroup

o     Chevron

o     Cisco Systems

o     Dupont

o     Dell Computer

o     Walt Disney

o     Exxon/Mobil

o     Ford

o     Federal Nat'l Mortgage

o     Gillette

o     General Electric

o     General Motors

o     Home Depot

o     Hewlett Packard

o     IBM

o     Intel

o     Johnson & Johnson

o     Coca-Cola

o     Eli Lilly

o     Lucent Technologies

o     McDonalds

o     Merck

o     Microsoft

o     Pfizer

o     Procter & Gamble

o     SBC Communications

o     Time Warner

o     Worldcom

o     Wal-Mart

       SPECIAL RISK FACTORS: While large companies tend to exhibit less short-term price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Portfolio may result in higher long-term inflation risk (the risk that the Portfolio value will not keep up with inflation) than the ultra-small and aggressive growth portfolios that the Fund offers.

       Similar to other index funds, the actual return of this Portfolio will likely underperform the Bridgeway Ultra-Large 35 Index by an amount similar to the Portfolio expenses and transaction costs. The Adviser seeks to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Portfolio turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Portfolio, and by the redemption fee. Please see "Redemption Reimbursement Fee" on page 57.

       While ultra-large stocks have historically been less volatile than other stocks, the Adviser has expressed some concern that recent ultra-large company valuations may represent a special risk for this Portfolio. For example, as of June 30, 1999, the Portfolio price-to-earnings ratio (one measure of valuation) was 39, much higher than historical levels.

       PERFORMANCE: The bar chart below shows how the Portfolio's performance has varied from one year to another. The table below the chart shows how the Portfolio's average annual returns for one year and since inception compare with those of a broad-based stock market index. This information is based on past performance. It is not a prediction of future results.

                YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                         1997(1)    1998      1999(2)
                         -------   -------    -------
Ultra-Large 35 Index      0.00%     39.11%     14.31%
S&P 500 Index             2.43%     28.00%     12.38%

(1) From date of inception (6/30/98)     Best Quarter for ULI: Q4 98, +25.33%
(2) Through June 30, 1999                 Worst Quarter for ULI: Q3 97, -9.02%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 6/30/99


FUND/INDEX                          1 YEAR             SINCE INCEPTION (8/5/94)
----------                          ------             ------------------------
Bridgeway Ultra-Large 35 Index      30.34%                     27.41%

S&P 500 Index(1)                    22.77%                     22.73%

(1) The S&P 500 is an index of large companies, with dividends reinvested. Past performance does not guarantee future results.


                                   TRANSLATION

       Ultra-large company performance has been unstoppable in the recent market environment of large company dominance. A number of trends have supported this dominance:

       Investors continue to invest large sums in large-company index funds, resulting in increasing the prices of these stocks.

       Actively managed institutional funds continue to turn to ultra-large stocks as a quick way to invest money in the stock market. They are much easier to trade quickly without "moving the price" adversely.

       Investors continue to flock to the perceived safety of larger stocks.

       Earnings of many ultra-large companies continue to do well in the recent low-inflationary environment.

       In addition, our Portfolio has a somewhat higher representation of technology stocks (27%) versus other large company indexes such as the S&P 500 (21%) and the Dow Jones Industrial Average (11%). Technology has done extremely well in the period since the Portfolio began.

       The trends above may or may not continue. The historical average annual return of large stocks over the last seven decades has been about 10%. Almost one in three years produced a negative return. Detailed performance explanations are included in semi-annual reports to shareholders. (See the back cover.)

       FEES AND EXPENSES: Bridgeway Fund is fully no-load; it does not charge any fees for maintaining your account or for buying, selling, or exchanging your shares. Your only fund cost is your share of annual operating expenses. The following fee table and expense example can help you compare costs among funds. As of June 30, 1999, this Portfolio has the lowest expense ratio of any retail fund in America.

                         ULTRA-LARGE 35 INDEX FEE TABLE


SHAREHOLDER FEES (LOADS)
Sales Charge (Load) Imposed on Purchase                                 None
Sales Charge (Load) Imposed on Reinvested Dividends                     None
Redemption Fees (See "Redemption Reimbursement Fee" on page 57.)        None
Exchange Fee                                                            None


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                         0.08%
Distribution (12b-1) Fees                                               None
Other Expenses                                                          0.07%
                                                                        ----
  Total Operating Expenses                                              0.15%

*The figures in the table are based on the 6/30/99 fiscal year. Actual expenses for fiscal year 6/30/00 will be the same.

                      ULTRA-LARGE 35 INDEX EXPENSE EXAMPLE

                  1 Year            3 Years           5 Years           10 Years
                  ------            -------           -------           --------
Expenses           $ 15              $ 47              $ 83              $ 189

       The example above presents cumulative cost of Portfolio ownership. It assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolio's expenses were those listed in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                                   TRANSLATION

                    Are There "Hidden Fees" Inside the Fund?

       Yes. In addition to the operating expenses above, the Portfolio pays commission costs to brokerage firms to buy and sell Portfolio stocks. Last year, these costs represented 0.05% of average net assets, or $5 for a $10,000 investment. This is much less than most actively managed funds. We wish we could add this to the table above, but it would go against both generally accepted accounting rules and industry practice. We choose to disclose it here.

                                   TRANSLATION

                    Are There "Hidden Fees" Outside the Fund?

       Maybe. The "Translation" below explains the management fee and operating expense borne by Portfolio investors. In addition, investors may pay fees to some, though not all, "fund marketplaces" where they purchase shares. Please see "How to Purchase Shares" on page 60 or call Bridgeway at 800-661-3550 for details.

                                   TRANSLATION

                      What are the Costs of Fund Ownership?

       Bridgeway Fund is fully "no-load;" there are no sales charges to buy or sell shares. The Adviser (not the shareholder) pays all the costs associated with distributing the Fund to new shareholders. The Fund keeps these costs to a minimum by doing essentially no advertising.

       All fees to the Adviser are included in the management fee. At just 0.08%, it is among the leanest in the mutual fund industry. As an example, a 0.08% annual fee means that a shareholder with an average $10,000 account pays $8 each year.

       Separate from the management fee, the Portfolio does reimburse the Adviser at cost for Fund accounting (calculating daily prices) and transfer agency costs (keeping up with Fund ownership).

       The Adviser has negotiated its trading commission down to less than 1/4 the industry average. This is partly because the Adviser uses no soft dollar or affiliated brokerage arrangements. Under a soft dollar commission arrangement, a stock broker agrees to provide a benefit to the Fund or Advisor, such as research, computer terminals, publications, or other services in return for a higher commission cost to the Fund. These arrangements may benefit the Adviser, at the expense of the shareholder.

       "Other costs" borne by the Fund include audit fees, custodial fees (paid to the bank which holds Fund assets), state and federal registration fees, directors' compensation, and legal expenses.

       The total of the management, distribution, and "other" expenses is called "total operating expense." By contract between the Fund and the Adviser, the maximum total expenses paid by the Fund in any one year cannot exceed 0.15%, the lowest of any retail fund in America as of 6/30/99. The average expense ratio of retail large-company index funds was 0.62% on 6/30/99. The average expense ratio of all domestic equity retail funds was 1.52%, (100 times greater than this Portfolio). Cost management is very important at Bridgeway. Please see http://www.bridgewayfund.com/investme.htm#Cost efficiency: for more details.

BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                         ULTRA-LARGE 35 INDEX PORTFOLIO

                                                     Year          7/31/97
                                                     Ended           to
                                                    6/30/99        6/30/98
                                                   --------       --------
PER SHARE DATA(1)
Net Asset Value, beginning of period               $  6.10(5)     $  5.00
                                                   -------        -------
 Income (Loss) from investment operations(3)
   Net Investment income (loss)                       0.07           0.07
   Net realized and unrealized gain                   1.77           1.03
                                                   -------        -------
     Total from investment operations                 1.84(4)        1.10
                                                   -------        -------
 Less distributions to shareholders(6)
   Net investment income                             (0.03)(7)       0.00
   Net realized gains                                 0.00           0.00
                                                   -------        -------
     Total distributions(6)                          (0.03)          0.00
                                                   -------        -------
 Net asset value, end of period                    $  7.91        $  6.10
                                                   -------        -------

PORTFOLIO TOTAL RETURN(b,a)                          30.30%         22.04%
S&P 500 INDEX RETURN(b,a)                            22.77%         20.57%

(a)  August 5, 1994 was commencement of operations.

(b)  Not annualized for periods less than a year.

(c) The S&P 500 is an index of large companies, with dividends reinvested. Past performance does not guarantee future results.

See accompanying notes to financial statements.

Numeric footnotes in the table reference explanations in the text on the following page.

                                   TRANSLATION

                What is Total Return? Is This Record a Good One?

       Portfolio total return answers the question, "How much has my investment gone up or down, assuming I reinvest dividend distributions and don't add or withdraw money during the year?" The total return data above is presented by Portfolio fiscal year. Equivalent figures for the S&P 500 Index of large companies are presented as a market "benchmark" for comparison.

       Yes, we have had two wonderful years of total return and we significantly outperformed the broader market indexes. However, past results do not guarantee future returns, and we would not expect to "beat the market" in all market environments. Please see page 50 for a more detailed explanation of performance.

                                   TRANSLATION

                What's the Significance of the "Per Share Data?"

               What Do All These Numbers Mean? Why Should I Care?

       You may need to be an accountant to be interested in the section of this table labeled, "per share data."(1) It tells the source of changes in the "net asset value," also known as the "NAV" or simply "price" of the Portfolio. It does not answer the question, "How much has the value of my portfolio gone up or down in the last year?" The line labeled "Portfolio Total Return"(2) relates to that question (See "What is total return?" on the previous page.)

       There are two major sources of changes in net asset value. The first is from "investment operations."(3) For example, for the year ended 6/30/99, the Portfolio net asset value went up $1.84(4) as a result of investment operations, a very good year from the beginning net asset value base of $6.10(5). The investment operations will be a negative number for any period the Portfolio returns go down. Investment operations is made up of two components: 1) net investment income (the sum of dividends and interest, less the cost of operating expenses) and 2) net realized and unrealized gains (a stock's appreciation in value is "realized" when it is sold; the appreciation in value is "unrealized" while it remains in the portfolio). The second major source of changes in net asset value is "distributions to shareholders."(6) By federal tax law, mutual funds must distribute income and gains of the Portfolio to shareholders. The only distribution we made in Fiscal Year 1999 was for income (stock dividends and interest), $0.03(7). The Adviser seeks never to return a capital gain to Portfolio shareholders, but it may not be successful in all market environments.

       The "total distributions"(8) line can give you an idea of the tax efficiency of this Portfolio. We consider Bridgeway's Ultra-Small Index Portfolio and Ultra-Large 35 Index Portfolio to be Bridgeway's most tax efficient portfolios.

                   BRIDGEWAY FUND, INC. FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------
                        ULTRA-LARGE 35 INDEX PORTFOLIO
----------------------------------------------------------------------------------------------
                                                   Year Ended 6/30/99    7/31/97(a) to 6/30/98
----------------------------------------------     ------------------    ---------------------
RATIOS & SUPPLEMENTAL DATA

Net assets, end of period (in 000s)(1)                   $ 4,528                $   386
Ratio to average net assets:(b)
  Expenses after waivers and reimbursements(2)              0.15%                  0.15%
  Expenses before waivers and reimbursements(3)             0.90%                  9.73%
  Net investment income (loss) after waivers                1.06%                  1.47%
   and reimbursements(4)

Portfolio turnover rate (b),(5)                             16.6%(6)               64.3%
----------------------------------------------------------------------------------------

(a) July 31, 1997 was commencement of operations.
(b) annualized for periods less than a year.
See accompanying notes to financial statements.
Numeric footnotes in the table reference explanations in text below.


                                   TRANSLATION

                  What is the Significance of the Other Ratios?

       The net worth of the Portfolio is called "net assets."(1)

       "Expenses after waivers and reimbursements" (2) is the percentage of your investment that you pay for the Portfolio's operating expenses. These expenses are already included (that is, subtracted from) the return of the Portfolio; they are not billed to you separately. At the current (maximum) expense rate of 0.15%, the Ultra-Large 35 Index Portfolio is the most efficient retail fund in America as of 6/30/99.

       By contract with the Fund, the Adviser reimburses the Portfolio for expenses above 0.15%. "Expenses before waivers and reimbursements" (3) indicates the amount the Portfolio would incur if the Adviser ceased reimbursements in some future year. While this is extremely unlikely, it is theoretically possible. "Net investment income" (4) is the sum of stock dividends and interest less operating expenses. It is a more significant number for funds whose primary objective is to provide income.

       "Portfolio turnover rate"(5) indicates the amount of portfolio holdings that are bought and sold in a year relative to the average net assets. A turnover rate of 100% is equivalent to the sale and repurchase of all of the securities in the portfolio one time during the year. Ultra-Large 35 Index's recent 17% turnover rate is much lower than the 87% rate among all U.S. stock market mutual funds, and slightly less than the 21% rate of all retail domestic index funds. Since funds incur expenses with each trade, portfolio turnover can become very important. Bridgeway works hard to minimize this cost and believes that it has among the lowest, if not the lowest commission cost per share in the industry. Turnover is normally a proxy for tax efficiency of a fund, but this is not the case with Ultra-Large 35 Index Portfolio, since the vast majority of stock sales were made to harvest losses for tax purposes. Harvesting losses is a technique of selling stock holdings which have declined in value, in order to offset other portfolio gains. For example, although the Portfolio has appreciated a total of 59% since inception on 7/31/97, it has distributed no capital gains. Therefore, the Adviser considers that the turnover rate is not a negative factor for this Portfolio.

       ULTRA-LARGE 35 INDEX REDEMPTION REIMBURSEMENT FEE: The Bridgeway index portfolios are best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders.

       The Board of Directors seeks to both discourage any short-term investors and to reimburse remaining shareholders for increased costs by reserving the right to impose a 2% redemption fee on shareholders who redeem in a down market. Specifically, the Board of Directors may impose this fee any time the S&P500 (without dividends reinvested) has declined more that 5% over the previous 5 trading days.

       No such reimbursement fees were charged in the Portfolio's first two fiscal years.

MANAGEMENT OF THE FUND

       Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, acts as the Investment Adviser. The Fund's Board of Directors decides on matters of general policy and reviews the activities of the Fund's Adviser. The Fund's officers conduct and supervise its daily business operations. The Adviser is a Texas corporation that was organized in 1993 to act as the Fund's investment adviser. John Montgomery, President of the Fund and the Adviser has managed the affairs and Portfolios of the Fund since inception. He is responsible for selecting the securities that each Portfolio purchases and sells, although he is assisted by other employees who provide him with research and trading assistance.

       The Adviser is responsible for the investment and reinvestment of the Fund's assets and provides the Fund with:

o      executive and other personnel,

o      office space and other facilities,

o      administrative services, and

o      supervision of the Fund's daily business affairs.

       It formulates and implements a continuous investment program for the Fund, consistent with the investment objectives, policies, and restrictions of each of its Portfolios. See the Fund's Statement of Additional Information for more information about the Fund's Board of Directors, Officers, the Adviser and the Fund's operating expenses.

CODE OF ETHICS

       Both the Fund and the Adviser subscribe to a mission statement which places integrity above every other business goal. The Fund portfolio manager is encouraged to invest in shares of the Fund and is not allowed to invest in shares of equity securities which the Fund might also potentially own. Other employees, officers, and directors of the Fund and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics. Neither the Fund nor the Adviser:

o      takes part in directed brokerage arrangements,

o      pays soft dollar commissions,

o      has a brokerage relationship with any affiliated organization,

o      will invest in tobacco companies.


                                   TRANSLATION

                 What's the Big Deal About the "Code of Ethics"?

       At Bridgeway, we take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between the Fund and its Adviser. We try to ensure that the interests of the Adviser reflect those of Fund shareholders.

                                   TRANSLATION

             Who is the Founder and Portfolio Manager at Bridgeway?

       John Montgomery is the founder of Bridgeway Capital Management, Inc. and investment manager for Bridgeway Fund. He holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later at Harvard he investigated methods to apply modeling to portfolio management. John began applying these methods to his own investments. Over the next six years, this investment style proved more successful than even John had expected. He left the transportation industry at the end of 1991 to perform full time research on his investment models, to study the mutual fund industry, and to write a business plan for Bridgeway.

       Bridgeway Capital Management was incorporated in 1993 and Bridgeway Fund in 1994. The advisory firm has a very lean cost structure, relying heavily on computers and a small, but very talented and dedicated team of employees. These factors have enabled the firm to offer products unique to the mutual fund industry. Bridgeway Ultra-Small Company and Ultra-Small Index Portfolios are committed to investing long-term in public companies smaller than any other mutual fund. As of 6/30/99, Bridgeway Ultra-Large 35 Index Portfolio had the lowest expense ratio of any retail mutual fund in America.

       Bridgeway has an unusual corporate culture with a high energy, fun, but modest atmosphere. Stressing process and results over titles and status, no Bridgeway employee, including John, can make more than 7 times the total compensation of the lowest paid employee. The firm ascribes to four business values: integrity, investment performance, cost efficiency, and service .

       Copies of the Mission Statement are available at our web address www.bridgewayfund.com/sai.htm#THE MANAGEMENT AGREEMENT, and copies of the Code of Ethics may be obtained from our web address www.bridgewayfund.com/ethics.htm. Any shareholder or potential shareholder who feels a policy, action, or investment of the Fund or Adviser does or may compromise the highest standards of integrity is encouraged to write or call the Fund President. (See Back Cover.)

NET ASSET VALUE OR NAV (SHARE PRICE)

       The net asset value per share of each Portfolio is the value of the Portfolio's investments plus other assets, less its liabilities divided by the number of Portfolio shares outstanding. The value of the Portfolio's securities is determined by the market value of these securities.

       Because the Fund charges no sales fee, the price you pay for shares is the Portfolio's net asset value (NAV). The Fund is open for business every day the New York Stock Exchange (NYSE) is open. Every buy or sell order you place will normally go through at the next share price calculated after your order has been accepted. The Adviser calculates the share price for each Portfolio at the end of regular trading on the NYSE on business days, usually 4:00 p.m. eastern time. If the NYSE begins an after hours trading session, the Board of Directors will set closing price procedures. Currently, the plan is to use prices based on the 4:00 p.m. Eastern Time close.

       Because foreign markets may be open on days when US. markets are closed, the value of foreign securities owned by a Portfolio could change on days when you cannot buy or sell Fund shares. The share price of each Portfolio, however, will not change until the next time it is calculated.

       See "Redemption Reimbursement Fee" on pages 23 and 57 for important information on redemption fees for the Ultra-Small Index and Ultra-Large 35 Index Portfolios.

DISTRIBUTION OF FUND SHARES

       The Adviser pays for fund distribution costs. It may pay up to 0.25% of the average daily net assets attributable to broker/dealers, registered representatives, retirement plan consultants, or fund marketplaces that help distribute the Fund. Any such distribution arrangement must be approved by a majority of independent Fund directors. Any fee paid to fund marketplaces for transfer agency costs (not distribution) will be paid by the Fund itself. In accordance with Board policy, such transfer agency costs will not exceed a rate equal to the lesser of Bridgeway Fund's internal rate, or a rate representative of a comparable industry average. On October 15, 1996 shareholders approved a 12b-1 Plan whereby the Fund acts as its own distributor, and the Adviser pays all distribution expenses. The Board has reapproved the Plan each year.

HOW TO PURCHASE SHARES

       NEW SHAREHOLDERS

       New shareholders of the Fund may purchase shares on a "no-transaction fee basis" through E*Trade (1-800-786-2575 or www.etrade.com). These purchases may be made by computer over the Internet, by touch tone phone or by voice response system. For a $15 per transaction charge, they may also be made through an E*Trade customer service representative. Fees are subject to change without notification by Bridgeway.

       New shareholders may also purchase shares on a fee for transaction basis through any fund marketplace that can demonstrate a reasonably constant flow of investments. Typical transaction fees range from $18 to $75, but do vary and may change. Currently, several fund marketplaces have qualified under this plan:
Ameritrade (1-800-669-3900), Jack White (1-800-233-3411), Fidelity
(1-800-544-3902 and Waterhouse (1-800-934-4443). We expect to add more marketplaces.

       The minimum initial investment in any Fund Portfolio is $2,000. The minimum subsequent investment is determined by the fund marketplace. The Fund reserves the right to reject any order.

       SHAREHOLDERS PRIOR TO JUNE 5, 1998

       Shareholders who bought shares of the actively managed Portfolios directly from the Fund before June 5, 1998, may continue to make direct investments in any other actively managed Fund Portfolio subject to the minimum purchase of $2,000 per Portfolio and closing restrictions as outlined elsewhere in this Prospectus. The minimum subsequent investment is $500.

TAX-SHELTERED RETIREMENT PLANS

       Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact the marketplaces listed above.

HOW TO REDEEM SHARES

       Shareholders of the Fund who purchased shares through marketplaces should contact those marketplaces for redemption instructions.

       Shareholders who purchased shares directly from Bridgeway before June 1998 may redeem shares by telephone if appropriate information has been supplied on the Account Registration Form. You must call the Fund at 800-661-3550 prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) to receive that day's price. The proceeds may be sent by check to the address of record only or by wire transfer to your bank account of record only. Payment for shares redeemed will usually be mailed or wired the day after such shares are priced. In unusual circumstances this period may be up to 5 business days. Wire transfers will be charged a fee of $15 subtracted from the proceeds.

       Bridgeway direct shareholders wishing to redeem shares in writing may do so at any time by mailing or delivering written instructions in proper form to:
Bridgeway Fund, Inc. 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448. Redemption requests by fax or e-mail will not be accepted. The redemption request must specify the number of shares or dollars to be redeemed and be signed by all registered owners as their names appear on the account with signatures medallion guaranteed by a member of a national securities exchange or a commercial bank. Most commercial banks are part of the medallion program. A medallion signature guarantee is not the same as a notarization, and an acknowledgment by a notary public is not an acceptable substitute. The request will not be accepted unless it contains all required documents in proper form, as described above. Additional documents may be required from corporations or other organizations, fiduciaries or anyone other than the shareholder of record. Any questions concerning documents should be directed to the Fund at 800-661-3550.

       FREQUENT TRADING OF FUND SHARES

       The Fund discourages frequent redemptions or using the Fund as a short-term trading vehicle; it is intended for long-term investors. Shareholders who make a practice of frequent buying and selling of Fund shares may not be permitted to make additional investments in the Fund. Two times annually is considered frequent and includes exchanges among Portfolios.

       REDEMPTION OF VERY SMALL ACCOUNTS

       In order to reduce the Fund's expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a net asset value of less than $1,000, as a result of a transfer or redemption. The Fund will give these shareholders whose shares are being redeemed 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

       REDEMPTION OF VERY LARGE ACCOUNTS

       It is important that you call Bridgeway (at least a week in advance) before you redeem a large dollar amount. We must consider the interests of all fund shareholders and reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt a Fund's operation or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES

       The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Fund will be reinvested in additional shares on the day that the dividend or distribution is paid. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

       HOW DISTRIBUTIONS ARE TAXED

       Except for retirement accounts such as IRA, Keogh, and other tax advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them except that if they are paid to you in January, they are taxable as if they had been paid the previous year.

       Income dividends and short-term capital gain distributions are generally taxed as ordinary income. Distributions of other capital gains are generally taxed as long-term capital gains at rates that will depend on how long the Fund had held the securities that it sold. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

       HOW TRANSACTIONS ARE TAXED

       When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Portfolios, usually have tax consequences. This will not be the case in tax-advantaged retirement accounts.

TAX EFFICIENCY

       The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

       An important aspect of fund ownership in a taxable account is the tax efficiency of the portfolio. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Portfolio. It assumes that a shareholder was invested in the Portfolio for the full period since inception and had paid taxes at the current maximum rates of 39.6% for income, 39.6% for short-term capital gains, and 20% for long-term capital gains (those of more than one year). 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have gone up in value but have not been sold. The second column is the rank of this tax efficiency among funds in a similar investment style. A rank of 1 means the tax efficiency ranked in the top one percent of funds in a category.

                                   % Tax Efficiency                  3-year
Portfolio                          Since Inception               Percentile Rank
---------                          ----------------              ---------------
Ultra-Small Company ............           82%                         88
Ultra-Small Index ..............          100%                         1*
Micro-Cap Limited ..............           NA                          NA
Aggressive Growth ..............           95%                         52
Social Responsibility ..........           98%                         16
Ultra-Large 35 Index ...........           99%                         2*

       *These numbers are preliminary since they are based only on a two-year period.

       Bridgeway pays attention to taxes in all its portfolios. However, the active management style of Ultra-Small Company, Aggressive Growth, and Micro-Cap Limited make these portfolios less tax-efficient than our index portfolios. Social Responsibility is our most tax-efficient, actively managed Portfolio. Our index portfolios are extremely tax efficient, even among index funds.

       The Ultra-Large 35 Index Portfolio has not distributed a capital gain in the two years since inception; we expect none in the third. It is ranked in the 2nd percentile instead of the 1st because the Portfolio expense ratio is so low. This means shareholders keep more dividend income, which is taxable.

       FOR MORE INFORMATION

       Bridgeway's STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Fund and its adviser, Bridgeway Capital Management. It's "the fine print."

       SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that significantly affected the Fund's performance during the most recent period. They provide details of our performance versus performance benchmarks, our top ten holdings, a detailed list of holdings twice annually, and more about Bridgeway's investment strategy. While these letters are usually a bit long (and sometimes lively), the first two sentences tell you how the portfolio did in the most recent quarter and the portfolio manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well.

       Other documents, for example the CODE OF ETHICS, are also available.

       TO CONTACT BRIDGEWAY FOR THESE DOCUMENTS OR FOR YOUR QUESTIONS:

o      Consult our website: www.bridgewayfund.com

o      E-mail us at: david@bridgewayfund.com

o      Write to us at: Bridgeway Fund,Inc

                       5615 Kirby Drive, Suite 518
                       Houston, TX 77005-2448

o        Call us at: 800-661-3550x5, or in Houston at 713-661-3500x5.

       INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

       You can review and copy information about our Fund (including the SAI) at the SEC's Public Reference Room in Washington D.C. To find out more about this public service, call the SEC at 1-800 SEC-0330. Reports and other information about the Fund are also available on the SEC's website www.sec.gov/cgi-bin/srch-edgar?bridgeway. Also, you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington DC 20549-6009.

       Bridgeway Fund's Investment Company Act file number is 811-08200.


BRIDGEWAY FUND, INC.                        INDEPENDENT ACCOUNTANTS
5615 KIRBY DRIVE, SUITE 518                 PRICEWATERHOUSECOOPERS LLP
HOUSTON, TX. 77005-2448                     1100 LOUISIANA STREET, SUITE 4100
713 661-3500                                HOUSTON, TX. 77002
800 661-3550

                                                                          Part B

                                             Statement of Additional Information

                              BRIDGEWAY FUND, INC.

                       Statement of Additional Information


                             Dated October 31, 1999


This Statement of Additional Information (SAI) is not a prospectus, and it should be read in conjunction with the prospectus of Bridgeway Fund, Inc. (the "Fund"), dated October 31, 1999, which incorporates this document by reference. A copy of the prospectus may be obtained directly from the Fund, which acts as the distributor of its own shares, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550 or in Houston 713-661-3500 or from our web site at www.bridgewayfund.com.




                                TABLE OF CONTENTS



                                                                           Cross-reference
                                                                            to page in the
                                                                              Prospectus
                                                            Page              ----------
                                                            ----
Investment Objectives and Policies                            2                   2
Risk Factors                                                  3         5, 15, 24, 33, 41, 49
Investment Restrictions                                       5                   4
U.S. Government Securities                                    7                   -
Foreign Securities                                            7                   4
New Issues and Closed End Funds                               7                   4
Management                                                    7                   58
The Management Agreement                                      8                   -
Security Selection Process                                    13        5, 14, 24, 33, 41, 49
Disclaimer-CRSP                                               13                  -
Portfolio Transactions and Brokerage                          13                  -
Net Asset Value                                               14                  59
Redemption in Kind                                            15                  61
Taxation                                                      15                  62
Dividends and Distributions                                   15                  62
Performance Information                                       16        7, 17, 26, 35, 43, 50
Allocation of Trades to Clients                               17                  NA
General Information                                           17                2, 58
Financial Statements                                          19                  -

INVESTMENT OBJECTIVES AND POLICIES


The Fund was organized as a series fund with three initial portfolios or series:
Bridgeway Ultra-Small Company Portfolio, Bridgeway Aggressive Growth Portfolio, and Bridgeway Social Responsibility Portfolio. The Ultra- Small Index Portfolio and the Ultra-Large 35 Index Portfolio were added on July 20, 1997 and the Micro-Cap Limited Portfolio was added on June 5, 1998. Bridgeway Capital Management, Inc. is the Investment Adviser (hereinafter referred to by name or as the "Manager", or the "Adviser") for the six Portfolios. All of these Portfolios have as their investment objective to provide total return (capital appreciation and current income), but the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Aggressive Growth Portfolios focus primarily on capital appreciation. There can be no assurance that the Portfolios will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by the Adviser in Bridgeway's actively managed (non-"index") portfolios, has been proven conclusively to provide a risk adjusted excess rate of return on a consistent basis.

The Adviser may engage in "tax management" of each Bridgeway portfolio, when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Portfolio turnover. The Adviser uses the full breadth of its tax management tools only in the two index portfolios. Among the actively managed portfolios, Social Responsibility is relatively tax efficient. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Portfolio and for more details.


The Portfolios' investment policies are described in the Fund's prospectus. Additional disclosure appears below.


The Aggressive Growth and Social Responsibility Portfolios may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Portfolios will invest in common stocks at a level equal to at least 100% of its net assets. Portfolio exposure to market risk will vary over time. Using hedging strategies, the Portfolio exposure to market risk may be negatively correlated to the market (Aggressive Growth Portfolio only), or may be as high as 150% of the market as measured by the estimated portfolio beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the portfolio. "Negative correlation to the market" means that if the market goes up, the value of the portfolio goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Investment Adviser feels the portfolio is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.






The Adviser may use up to 5% of the Aggressive Growth Portfolio's net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required to establish such positions in any one commodity may not exceed 2% of net assets. Subject to these two limiting constraints and applicable laws, this Portfolio (only) may invest in commodity futures and options for the purpose of diversification in line with the stated portfolio objective.





The Ultra-Small Company, Ultra-Small Index and Micro-Cap Limited Portfolios may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the fund were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this 4% to a future date. Then the Portfolio could take a long position in stock index futures such that the underlying value of securities represented by the futures did not exceed either the amount of portfolio cash. In no case will the use of futures in this way exceed 35% of Portfolio total assets.

The Ultra-Small Company Portfolio will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited Portfolio will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only periodically invest in ultra-small companies, since the Ultra-Small Company Portfolio has "right of first refusal" over Micro-Cap Limited on all ultra-small companies identified as potential buys.


RISK FACTORS


A discussion of risk for each of the Fund portfolios appears in the prospectus. Because the Ultra-Small Company, Ultra-Small Index, and Micro-Cap Limited Portfolios invest in stocks smaller than those generally available through mutual funds, the following gives more detailed insights into their risk and return characteristics. These statistics are based on the historical record of these financial instruments (asset classes) and are not the record of the Fund itself. The return numbers include reinvested interest and dividends, but do not include trading or operational costs, which a mutual fund would incur. The source of these data (which is used here by permission) is the Center for Research in Securities Prices (CRSP) Cap-Based 9 and 10 Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 1999 Yearbook.


Short-term Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) is much higher than that exhibited by large stocks, bonds, or Treasury Bills. To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio.) Investors normally think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks) which an investor needs in a one year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money which one needs in the immediate future in Bridgeway's Ultra-Small Company, Ultra-Small Index Portfolio, or Micro-Cap Limited Portfolio.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns.


                                     Table A
      Short-term Risk Characteristics of Various Asset Classes (1926-1998)


                                               Govt.       Corp.           Large        Small    Ultra-Small
                                T-Bills        Bonds       Bonds          Stocks       Stocks         Stocks
Avg. Annual Return                 3.7%         5.0%        5.8%           11.2%        11.7%          13.4%
Std. Deviation                     3.2%         9.2%        8.5%           20.3%        33.8%          46.2%
Beta                                 NA           NA          NA             1.0          1.4            1.7
Worst year decline                   NA        -9.2%       -8.1%          -43.3%       -58.0%         -45.2%
Worst year (1940-1998)               NA        -9.6%       -8.1%          -26.5%       -30.9%         -27.8%
% of 1-year declines                 0%          28%         23%             29%          30%            30%
% of 3-year declines                 0%          15%         13%             13%          21%            18%
% of 5-year declines                 0%           9%          5%             11%          14%            14%

Long-term Risk

While most of the statistics on Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short-term are particularly vulnerable to the effects of inflation in the long-term. Table B presents the worst 16-year cumulative inflation adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 1996 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks especially shine. While ultra-small stocks have historically declined farther in a downturn, they have also generally come back faster after a decline. However, past performance may not be predictive of future results. Our overall conclusion is that ultra-small stocks may be too risky for short-term investments, but are an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.


                                     Table B
             Long-term Risk Characteristics of Various Asset Classes
                       ADJUSTED FOR INFLATION (1926-1996)

                                                  Govt.        Corp.       Large        Small   Ultra-Small
                                   T-Bills        Bonds        Bonds      Stocks       Stocks        Stocks
Worst 16-year period                -43.9%       -49.4%       -46.3%      -14.6%        -4.5%        +10.0%
% 16-year declines                   28.0%        46.0%        35.0%        1.0%         1.0%          0.0%


There are special factors to consider relating to investing in the Aggressive Growth and the Social Responsibility Portfolios. The Aggressive Growth Portfolio and the Social Responsibility Portfolio may 1) borrow money from banks up to 50% of the net assets of the respective portfolios, and 2) purchase and sell futures and options on stock indexes,(and for Aggressive Growth only) also interest rate and currency instruments, among others (see "Investment Techniques" in the Prospectus). Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Portfolios' assets and the net asset value of their shares. The Ultra-Large 35 Index Portfolio may likewise borrow from banks, but only for the purpose of making short-sales "against the box" (short-sales of securities owned). This would happen only in the event a redemption would otherwise cause a distribution of capital gains. The Aggressive Growth Portfolio's higher turnover (more frequent trading) will expose it to increased cost and risk.

The Aggressive Growth Portfolio may also purchase warrants, invest up to 5% of its assets in the securities of new issues or "unseasoned issues" that have been in operation less than three years, engage in short-term trading, invest up to 10% of its assets in foreign securities and American Depository Receipts (ADR's) listed on American exchanges, invest any amount less than 25% of its portfolio in a single security, invest up to 5% of portfolio assets in a closed-end investment company, lend portfolio securities and engage in short sale transactions either against the box or by shorting securities of other issuers. The Social Responsibility Portfolio may purchase the same type of securities and utilize the same investment techniques, except that it will only enter into short sale transactions against the box, will not invest in closed-end investment companies, and will not lend portfolio securities. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash in segregated accounts, also represent potentially higher risk for Aggressive Growth shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. The Aggressive Growth Portfolio will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in money market or short term Treasury securities held by the Fund's custodian or broker or both.

Shareholders of the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited, and Ultra-Large 35 Index Portfolio could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Portfolio might experience delays in recovering its assets (even though fully collateralized); the Portfolio would bear the risk of loss from any interim change in securities price. Collateral for securities lent will be invested in money market or short-term Treasury securities. Although the Adviser believes that the investment techniques it employs to manage risk in the Aggressive Growth and Social Responsibility Portfolios will further the Portfolios' investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline, if the Fund had previously sold futures or bought puts on stock indexes or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Growth and Social Responsibility Portfolios to increase or decrease portfolio exposure to stock market risk as indicated by statistical models. (The Fund will not sell "uncovered" calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, the Aggressive Growth Portfolio may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME), for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non hedging positions do not exceed 5% of its total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat among others. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Aggressive Growth and Social Responsibility Portfolios is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more). (Hereinafter, "stock market" will mean stock market as represented by the Standard & Poor's Composite Stock 500 Index with dividends reinvested.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

A Portfolio's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. This is especially true for the Ultra-Small Index, and Micro-Cap Limited, and Aggressive Growth Portfolios. The Adviser manages this risk

         o     in the Micro-Cap Limited by its low closing commitment,
         o     in Aggressive Growth by limiting exposure to any one security,
         o in Ultra-Small Index by strongly discouraging investment by market timers and other investors who would sell in a market downturn, and
         o     in all Portfolios by maintaining some very liquid stocks.

Portfolio Turnover Rate Considerations

In the Aggressive Growth Portfolio, portfolio turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth funds. A 500% portfolio turnover is equivalent to the sale and repurchase of all of the securities in the portfolio five times during the year. Consequently, the Portfolio may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal 1999, this Portfolio's turnover rate was 211%.


INVESTMENT RESTRICTIONS


The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.


As indicated in the following list, the Fund's portfolios may not:

         1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

         2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of total assets under management.

         3. Issue senior securities, except that the Aggressive Growth and Social Responsibility Portfolios may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Portfolio may borrow on a secured or unsecured basis from banks up to 5% of its total assets on an unsecured basis from banks for temporary or emergency purposes. In addition, the Ultra- Large 35 Index Portfolio may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

         4. Invest in options or futures if the aggregate initial margins and premiums required to establish such non-hedging positions exceed 5% of net assets. In addition, the Ultra-Small Company, Ultra-Small Index, Micro- Cap Limited and Ultra-Large 35 Index Portfolios may not invest in any options and may invest in stock market index futures only as described in the Prospectus.

         5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required to establish such positions exceed 2% of net assets. In addition, only the Aggressive Growth Portfolio may invest in any commodity options or futures.

         6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

         7. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies); however, the Aggressive Growth, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may lend their portfolio securities to others on a fully collateralized basis.

         8. Make investments for the purpose of exercising control or management.

         9. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio.) (This restriction in no way prevents the Fund from acting as distributor of its own shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996.)

         10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

         11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

         12. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

         13. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


         14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange). However, the Ultra-Small Company, Ultra-Small Index, Micro-Cap Limited and Ultra-Large 35 Index Portfolios may not purchase any warrants.

         15. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

         16. Invest in oil, gas or mineral related programs, partnerships or leases.

U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

FOREIGN SECURITIES

The Fund may invest up to 10% of its assets in foreign securities traded on Exchanges in the United States. Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) the difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards;
(12) price volatility; and 13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADR's and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

NEW ISSUES AND CLOSED END FUNDS

The Fund may invest up to 5% of total assets in the securities of "unseasoned issuers" those, which together with any predecessor have been in continuous operation for fewer than three years. These companies have less historical data on which to evaluate past performance, are usually small companies, and thus may exhibit higher volatility and risk than other issues. The Fund is not restricted as to purchase of "new issuers" which have been in continuous operation for more than three years, although these may also exhibit higher volatility and risk.

The Fund may also invest up to 5% of total assets in closed end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

MANAGEMENT

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Adviser, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors.

The directors and officers of the Fund and of the Adviser, their business address and principal occupations during the past five years are


                                 Position with the
                                 Fund                 Principal Occupation
John N. R. Montgomery*           President and        President of the Fund since 11/93 and the Adviser since
                                 Director             7/93.

Karen S. Gerstner                Director             Attorney and partner, Davis Ridout Jones and Gerstner since
                                                      2/99. Prior to that she was an attorney and partner, Dinkins Kelly
                                                      Lenox Gerstner & Lamb, LLP Houston, Texas.

Miles Douglas Harper, III        Director             Gainer, Donnelly, and Desroches since 1/99. Prior to that he was Vice President, Wood, Harper, PC, a CPA firm in Houston, Texas, since 2/1991.

Glen Feagins                     Treasurer            Full time employee of Bridgeway Capital Management since
                                                      1995. Self-employed consultant in the mutual fund industry and employee of Bridgeway Capital Management since 1994.

Joanna Schima                    Secretary            Employee of Bridgeway Capital Management since 1993.


*denotes directors who are "interested persons" of the Fund under the 1940 Act.

The address of all of the Directors and Officers of the Fund is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

The Fund pays fees of $750 per meeting to directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During Fiscal Year 1999, the directors received the following compensation:


                                      Aggregate           Pension or        Estimated Annual
                                     Compensation         Retirement          Benefits Upon            Total
                                      from Fund            Benefits            Retirement          Compensation
Name of Director                                           Accrued                                 from the Fund
Karen Gerstner                          $4,000               N/A                   N/A                $4,000(1)
Miles Douglas Harper, III               $4,000               N/A                   N/A                $4,000(1)
John N.R. Montgomery                     $ 0                 N/A                   N/A                  $ 0

(1) The directors received this compensation in the form of shares of the Fund, credited to his or her account.

THE MANAGEMENT AGREEMENT


Subject to the supervision of the Board of Directors, investment advisory, management and administration services are provided to the Ultra-Small Company, Aggressive Growth and Social Responsibility Portfolios by Bridgeway Capital Management, Inc., (the "Adviser") pursuant to an Investment Management Agreement (the "Agreement") dated May 26, 1994; a second Investment Management Agreement dated May 26, 1997 addresses the management of the Ultra-Small Index Portfolio and the Ultra-Large 35 Index

Portfolio; a third Investment Management Agreement dated June 3, 1998 addresses the management of the Micro-Cap Limited Portfolio. On April 28, 1999, the three Agreements were extended for another year by the Board of Directors. On August 18, 1999 the Agreements were amended to incorporate the following expense limitation provisions that had previously been an undertaking of the Adviser.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:




Ultra-Small Company                  2.0%
Aggressive Growth                    2.0%
Social Responsibility*               1.5%
Ultra-Small Index                   0.75%
Ultra-Large 35 Index                0.15%
Micro-Cap Limited                    1.9%



         * For the Social Responsibility Portfolio only, if the performance adjustment portion of the management fee is positive, then the expense ratio will be reimbursed to the level of 1.5% plus the performance adjustment up to a maximum expense ratio of 2.0%.

The Adviser is a Texas corporation organized in 1993 to act as Adviser to the Fund and is controlled by Mr. John N. R. Montgomery and his family. From 1985 to 1992 Mr. Montgomery gained extensive experience managing his own investment portfolio utilizing the techniques that he uses in managing the Portfolios of the Fund. Mr. Montgomery is solely responsible for managing the assets of the Funds and selecting the securities that each Portfolio will purchase and sell, although he is assisted by other employees who provide him with research and trading assistance. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration. Mr. Montgomery was a research engineer/project manager at the Massachusetts Institute of Technology, served as an executive with transportation agencies in North Carolina and Texas, and founded Bridgeway Capital Management, Inc. in July, 1993.

Under all of the Agreements, the Adviser provides a continuous investment program for the Portfolios of the Fund by placing orders to buy, sell or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, clerical staff, office space, equipment and services.

As compensation for advisory services rendered to the Ultra-Small Index and Ultra-Large 35 Index Portfolios, and the charges and expenses assumed and to be paid by the Adviser as described above, these Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:


         .5% of the value of the Ultra-Small Index Portfolio's average daily net assets and
         .08% of the value of the Ultra-Large 35 Index Portfolio's average daily net assets.

As compensation for its services rendered and the charges and expenses assumed and to be paid by the Adviser as described above, the Aggressive Growth, Social Responsibility, Ultra-Small Company and Micro-Cap Limited Portfolios pay the Adviser a base fee computed and payable on or promptly after the last market day of each month at the following annual rate:

                  .9% of the value of the Portfolio's average daily net assets during such month up to $250,000,000;
                  .875% of the next $250,000,000 of such assets; and .85% of such assets over $500,000,000,

except that the fee for the Ultra-Small Company and Micro-Cap Limited Portfolios during the period that a Portfolio's net assets range from $27.5 million to $55 million will be paid as if the Portfolio had $55,000,000 under management (that is, $55 million times .009 equals $495,000), subject to a maximum 1.49% annual rate.

For purposes of calculating such fee, average daily net assets shall be computed by adding the total asset values less liabilities of each Portfolio as computed by the Adviser each day (during the month and dividing the resulting total by the number of days in the month). Expenses and fees of each Portfolio, including the advisory fee, will be accrued daily and taken into account in determining net asset value. For any period less than a full month during which this agreement is in effect, the fee shall be prorated according to the proportion that such period bears to a full month.

The Aggressive Growth, Social Responsibility and Micro-Cap Limited Portfolios base fee described above will be adjusted each quarterly Period (as defined below) by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment rate percentage as described below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Fund for the succeeding quarterly period. The advisory fee will be accrued daily and paid monthly.


The performance adjustment rate shall vary with the Fund's performance as compared to a benchmark index and will range from -0.7% to +0.7%. The benchmark index for the Aggressive Growth and Social Responsibility Portfolios is the capitalization weighted Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "S & P 500 Index") and for the Micro-Cap Limited Portfolio will be the CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The performance rate adjustment will be calculated at 4.67%(Aggressive Growth and Social Responsibility) and 2.8% (Micro-Cap Limited) of the difference between the performance of the Portfolios and that of the Index, except that there will be no performance adjustment if the difference between the Portfolio performance and the benchmark Index performance is less than or equal to 2%. The graphs and tables in the Prospectus (see "Management of the Fund") illustrate the relationship between the advisory fee and the Portfolio performance relative to the benchmark index.


The performance period shall consist of the most recent five-year period ending on the last day of the quarter (March, June, September, and December) that the New York Stock Exchange was open for trading. For example, on February 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The performance of the benchmark index will be the 5-year percentage increase (or decrease) in the S & P 500 Index /CRSP Cap-Based Portfolio 9 Index with dividends reinvested. The Portfolio performance will be the percentage increase (or decrease) of the portfolio net asset value per share over the performance period and will be calculated as the sum of: 1) the change in the portfolio unit value during such period, 2) the unit value of portfolio distributions from income or capital gains (long or short term) having an ex-dividend date occurring within the performance period and assumed to have been reinvested at the net asset value on ex-date, and 3) the unit value of capital gains taxes paid or accrued during the performance period of undistributed realized capital gains, if any. Thus, the Fund performance will be in accordance with SEC standardized total return formula.


The adjustment to the Basic Advisory Fee will not be cumulative. For example, an increased fee could result even though the performance of the Fund over some period of time shorter than the Performance Period has been behind that of the Index.


As indicated above, the Fund's expenses (including the monthly Basic Advisory fee) will be accrued daily. The performance adjustment for each performance fee period will be computed monthly and accrued daily in the subsequent monthly period and taken into account in computing the daily net asset value of a Fund Portfolio's share. However, the expenses in excess of any maximum expense limitation that is assumed by the Fund's Adviser if any, shall not be accrued for the purpose of computing the daily net asset value of a Fund share.


The performance rate adjustment for the Aggressive Growth and Social Responsibility Portfolios will be calculated as follows during the initial five year period:

From April 30, 1995 through September 30, 1999, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of each Portfolio and the benchmark index over the number of quarters that have elapsed since the Fund began operations (August 5, 1994). Each time the performance adjustment fee is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Since the Micro-Cap Limited Portfolio does not have a five-year operating history, the performance rate adjustment will be calculated as follows during the initial five-year period.


From July 1, 1999 through June 30, 2003, the performance rate adjustment fee will be calculated based upon a comparison of the investment performance of the Portfolio and the benchmark index over the number of quarters that have elapsed since June 30, 1998. Each time the performance adjustment fee is calculated, it will cover a longer time span, until it covers a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.


During the period from July 1, 1998 through June 30, 1999 and in accordance with the management fee schedules described above, the Adviser waived and reimbursed the following fees from each of the Portfolios:

                                                                         Waived
                               Advisory Fee          Expense             Advisory          Waived
Portfolio                      Per Contract       Reimbursement           Fees          Accounting Fee
---------                      ------------       -------------           ----          --------------
Ultra-Small Company             $495,000           $      0              $ 86,675         $      0
Ultra-Small Index               $  6,753           $  8,015              $  6,753         $  7,861
Aggressive Growth               $ 14,577           $      0              $      0         $      0
Social Responsibility           $  3,966           $      0              $  3,966         $  8,552
Ultra-Large 35 Index            $  1,754           $  6,444              $  1,754         $  8,160
Micro-Cap Limited               $ 99,314           $      0              $      0         $      0



The Net Advisory Fees were paid at the end of each month after the earned fee was adjusted for any expense overage in accordance with the Adviser's undertaking to maintain an expense ratio at or below 2.0% for Aggressive Growth and Ultra-Small Company, 0.75% for Ultra-Small Index, 1.9% for Micro-Cap Limited, 1.5% for Social Responsibility and 0.15% for Ultra-Large Index.


In addition to the fee payable to the Adviser, the Fund is responsible for its operating expenses, including: (1) the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property, (2) the charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and record keeping, (3) the charges and expenses of any transfer agents and registrars appointed by the Fund, (4) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (5) all taxes and corporate fees payable by the Fund to federal, state or other government agencies, (6) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and qualifying its shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of the Fund, (7) all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders, (8) charges and expenses of legal counsel for the Fund in connection with legal matters relating to the Fund, including without limitation, legal services rendered in connection with the Fund's corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which the Fund has herein assumed, (9) compensation of directors who are not interested persons of the Adviser, (10) interest expense,
(11) insurance expense, and (12) association membership dues.


The Adviser will not be liable to the Fund for any error of judgment by the Adviser or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund acts as the distributor of its shares pursuant to a 12b-1 Plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."


The Agreements were first approved by the Board of Directors on January 17, 1994, March 19,1997, and Feb. 27, 1998, and amended on April 30, 1997 by a majority of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors"). The continuation of the current contracts was approved on April 28, 1999 for another year, and they will continue in effect through June 30, 2000. If not terminated, the Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of directors or by vote of a majority of the outstanding voting securities of the Fund.


The Agreement is terminable by vote of the board of directors or by the holders of a majority of the outstanding voting securities of a Fund Portfolio at any time without penalty, on 60 days written notice to the Adviser. The Agreement also may be terminated by the Adviser on 60 days written notice to the Fund. The Agreement terminates automatically upon its assignment (as defined in the 1940
Act).

In addition to the stringent code of ethics described on page 58 of the prospectus, the Adviser has a unique mission statement that sets it apart from others in the industry:

         OUR MISSION is to:

                  o oppose and alleviate the effects of genocide and oppression,
                  o support Christian service, o nurture educational causes, and
                  o improve the quality of urban life.

         OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

                  o uphold the highest standards of INTEGRITY.
                  o maintain a long term risk-adjusted investment PERFORMANCE
                    RECORD in the top 5% of investment advisers,*
                  o provide extraordinary SERVICE QUALITY,
                  o achieve a superior (efficient) COST structure, and

         OUR GREATEST RESOURCE is people.  Recognizing this, we strive to:

                  o create a positive, fun, and challenging atmosphere,
                  o provide fair compensation commensurate with performance,
                  o give regular, peer feedback,
                  o spend resources lavishly on hiring and training, and
                  o value the family.

*The Adviser can not promise future performance levels, nor do past results guarantee future returns. However, the Adviser and the Fund have committed to clearly communicating performance versus industry benchmarks in each quarterly report to shareholders.

The Adviser is also committed to donating a majority of its own investment advisory fee profits to charitable and non-profit organizations. To maximize this objective, the adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Employees are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest paid employee can not be more than seven times that of the lowest paid employee. These policies should also contribute to lower Fund expense ratios as assets grow.


SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although the Fund reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities or warrants, if such securities are deemed to be significantly undervalued and their purchase is appropriate in furtherance of each Portfolio's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by the Fund will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged to be of equivalent quality as determined by the Adviser. The Fund may also invest in the following debt securities: 1) those which are direct obligations of the U.S. Treasury (e.g. Treasury bonds or bills), 2) those supported by the full faith and credit of the United States (e.g. "GNMA" certificates) and 3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g. "FNMA" securities).

It is expected that short-term money market securities would normally represent less than 10% of the Fund's total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITIES PRICES

Bridgeway Ultra-Small Index Portfolio is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Securities Prices
(CRSP), the organization which created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in any Bridgeway Fund portfolio specifically. CRSP has no obligation or liability with respect to the Fund portfolio or its shareholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE


For the purchase and the sale of securities held in the portfolios of the Fund, the Adviser shall select broker-dealers ("brokers") that, in its judgment, will provide "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; and (2) were for services which provide lawful and appropriate assistance to its decision-making process; and (3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The vast majority of Fund brokerage services are placed on the basis of best price and execution. Rarely, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by the Fund. In this case, the Fund may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that the Fund normally pays. The services discussed above may be in written form or through direct contact with individuals In its last fiscal year ending June 30, 1999, the Fund's Portfolios paid brokerage commissions totaling $83,058, as follows:



                                         Brokerage
     Portfolio                       Commissions Paid
Ultra-Small Company                       $56,559
Ultra-Small Index                          $1,426
Micro-Cap Limited                         $14,008
Aggressive Growth                          $9,779
Social Responsibility                        $635
Ultra-Large 35 Index                         $652


Each Portfolio paid the same or less than the prior fiscal year, except Ultra-Large 35 Index (which grew in size by more than ten-fold) and Micro-Cap Limited (which was new). These commission costs reflect the Adviser's goal to pursue cost efficiency.

It is the Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions of any kind. The Adviser will inform the Fund's Board of Directors of any changes to this policy.







NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each of the Fund's Portfolios is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Portfolio shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange or, in the absence of recorded sales, at their current bid price (long position) or asked price (short positions.) Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18F-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.

TAXATION

For the current and all subsequent fiscal years, the Fund intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that the Fund so qualifies, the Fund will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short term capital gains) and net capital gains that are distributed to shareholders. Since the Fund intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as an RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income and must meet several additional requirements. They include (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to it business of investing in securities or currencies; (2) less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

Dividends declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Withholding
The Fund is required to withhold 20% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION


Total Return
Average annual total return quotations, used in the Fund's printed materials, for the 1, 5 and 10 year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the 1, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:


                                    P(1 + T)(n) = ERV

where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 years periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield
Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's registration statement, and used in the Fund's advertising and promotional materials are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2 [ (a-b + 1)(6) - 1]
                                      ---
                                      cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.


Other Information
The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Mutual Funds Magazine, or CDA Investment Technologies, Inc. ("CDA"); Fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or CDA; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

ALLOCATION OF TRADES TO CLIENTS

The Adviser seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. The Adviser's clients include the six portfolios of Bridgeway Fund and private clients whose assets recently totaled about $15 million. Unlike Bridgeway Fund, not all clients have access to all brokers, since this would generally cost the client 0.25% annually in custodian fees. To avoid this expense for non-Fund clients, and to provide for an allocation of trades which is fast, fair, and documented, the Adviser will allocate trades as follows:

1. When the Adviser has access to perceived superior trading at Instinet (or other trading network), it may execute trades at this network for all clients who have an account with Bridgeway's custodian. Other (broker specific) clients may not receive as good a price, but this may be offset by a lower (zero) custodian cost to them.

2. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

3. When different brokers execute trades on the same day at different prices, or across multiple trading days, the Adviser will favor clients on a rotating basis. The Advisor will document this rotation in a separate file which includes the trade date, security, and client at the top of the rotation list. The prices received will not be reconciled or averaged between separate clients.

4. However, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long-term soon, this client or clients will get priority overriding procedure number 3. For purposes of this procedure, "soon" will mean the length of time the Adviser believes is needed to complete the trade.

Procedure 1 will frequently, but not always override procedure 3.


GENERAL INFORMATION

The Fund, incorporated in the State of Maryland on October 19, 1993 is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings, assets, and voting privileges. There are no conversion, pre-emptive or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Fund's outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.


It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Fund's outstanding shares. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. The directors will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders.

PricewaterhouseCoopers L.L.P. serves as the independent auditors of the Fund. Compass Bank acts as custodian of the Fund's assets. The Fund acts as its own accounting and shareholder servicing agent and its own distributor. Shareholder inquiries should be directed to the Fund at the address and telephone number indicated on the cover page of this Statement of Additional Information.

The following individuals own more than 5% of the outstanding shares of each portfolio of the Fund as of June 30, 1999.




                                                                                   Percentage Ownership
                                                      ----------------------------------------------------------------------------
                                                       Aggres-    Social     Ultra-     Ultra-      Ultra-      Micro-
                                                        sive      Respon-    Small      Small      Large 35      Cap        Fund
Name                        Address                    Growth    sibility    Comp.      Index       Index       Limited     Total
----                        -------                    ------    --------    -----      -----       -----       -------     -----
Donaldson, Lufkin &         P. O. Box 2052 Jersey                                        6.2%       7.1%                     1.6%
Jenrette                    City,
Securities Corp.            NJ 07303

E*Trade Securities          Four Embarcadero Pl.,                  5.6%                 17.9%      11.7%        20.3%        6.6%
                            2400 Geng Rd
                            Palo Alto,
                            CA  94303

Kenneth Kern                4444 Richmond               6.2%                                                                 1.7%
                            Houston, TX  77027

National Financial          One World Fin'l Center     10.1%      39.0%      10.8%      25.7%      55.6%        20.7%       17.5%
Services Corp.
                            New York,
                            NY  10281

National Investors          55 Water Street, 32nd                  5.0%                 47.8%      23.4%        21.6%       10.5%
Services Inc.               Floor
                            New York, NY
                            10041-3299

William Wallace             1500 West                   6.7%                                                                 1.0%
                            Kennedy Rd
                            Lake Forest,
                            IL 60045
                                                       ----       ----       ----       ----       ----         ----        ----
Total above                                            23.0%      49.6%      10.8%      97.6%      97.8%        62.6%       37.0%

All officers/directors                                  0.7%       1.2%       0.3%       0.0%       1.1%         0.0%        0.0%


FINANCIAL STATEMENTS


The Fund's 1999 Annual Report to Shareholders was mailed to shareholders on August 30, 1999; it will be sent to any other interested party upon written request to the Fund. It can also be located at the Fund's email address www.bridgewayfund.com.

                                                                          Part C

                                                               Other Information

                              BRIDGEWAY FUND, INC.

                                     Part C

                                OTHER INFORMATION



Item 23.       Exhibits

         (a)   Articles of Incorporation (Incorporated by reference)

                     NONE

         (b)   By-laws of Registrant (Incorporated by reference)

                     NONE

         (c)   Instruments Defining Rights of Security Holders

                     NONE

         (d)   Investment Advisory Contracts

               1 -  Management Contract dated August 18, 1999, between
                    Bridgeway Fund, Inc and Bridgeway Capital Management, Inc.

         (e)   Underwriting Contracts

                     NONE

         (f)   Bonus or Profit Sharing Contracts

                     NONE

         (g)   Custodian Agreements

                     NONE

         (h)   Other Material Contracts

                     NONE

         (i)   Legal Opinion

               1 - Opinion of James H. Ellis

         (j)   Other Opinions

               1 - Consent of PricewaterhouseCoopers LLP

         (k)   Omitted Financial Statements

                     NONE

         (l)   Initial Capital Agreements

                     NONE

         (m)   Rule 12b-1 Plan

                     NONE

         (n)   Rule 18f-3 Plan

                     NONE

Item 24.       Persons controlled by or under Common Control with Registrant

               NONE

Item 25.       Indemnification

         See Indemnification Section of By-Laws which is incorporated here by reference. Registrant will maintain with Rollins Executive Risk Services Directors and Officers Errors and Omissions liability insurance covering (among other things) amounts which Registrant may pay pursuant to the foregoing indemnification provisions.

Item 26.       Business and Other Connections of Investment Adviser

         As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and will act as an Investment Adviser to other individuals, businesses and registered investment companies.

Item 27.       Principal Underwriters

         Bridgeway Fund is the distributor of its own securities.

Item 28.       Location of Accounts and Records

         Accounts and Records of the Registrant are maintained at the offices of the Registrant, its Adviser and Distributor at 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448. Custody records are maintained at the offices of the Registrant's Custodian Bank, Compass Bank at P O Box 4886, Houston, Texas 77210.

Item 29.       Management Services

         Other than as set forth under MANAGEMENT in the Statement of Additional Information, Registrant is not a party to any management related service contract.

Item 30.       Undertakings Incorporated by reference.

         Incorporated by reference.

[BRIDGEWAY LOGO]


August 27, 1999


Dear Ultra-Small Company Shareholder,

The quarterly picture: The total return of our Portfolio in the June quarter was 12.5%. While it's pretty hard to find fault with a double-digit quarterly return, especially one which beat two-thirds of all domestic stock funds, we underperformed our CRSP Index benchmark by two percentage points. I am not happy about underperforming our primary benchmark.

The fiscal year in review: In the September quarter of Fiscal Year 1999, we endured the worst ultra-small bear market since 1974. We were down 27% in the quarter alone, and down much further from our high peak of April 22 earlier in the year. The quarter was followed by our best quarter since inception, up 16%. We beat our CRSP Index benchmark, but it wasn't nearly enough to get us back to the previous all-time high. In the March quarter, ultra-small companies, especially value-oriented ones, did poorly again. (Value companies are those priced cheaply relative to some financial measures of worth.) Our Portfolio was in the middle of the pack of small-company value funds. In the June quarter, some of our companies sparked back to life, but still not enough to return us to the high of last year. We finished Fiscal Year 1999 with our first negative fiscal year return in five years, down 14.5%. This was the first time in four years that we underperformed the CRSP Index of ultra-small companies.

Working our way back: The figure in the upper right hand corner of this page indicates we are 45% of the way back to our all-time high (dividend adjusted) price of $20.58 (net asset value per share). This has taken nine months. The average time it has taken ultra-small stocks as an asset class to return to the former peak after a correction is six months. The longest it has taken is three and a half years.

The five year picture: As bad as last year looks, we are still beating our benchmark of most similar size companies by 3 1/2% per year since inception five years ago. I don't find this performance very exciting (my goal is higher), but measured this way, it is something only 5% of domestic equity funds have achieved.

The graph below presents the quarterly performance of the Ultra-Small Company Portfolio relative to our benchmarks. While we continue to lead our market benchmarks, the last year cost us our lead over other small-cap funds.


      GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 8/5/94
                             (INCEPTION) TO 6/30/99

                                    [CHART]

                  -----------------------------------------
                    Fund/Index Name          Total Value
                  -----------------------------------------
                    Bridgeway Ultra-Small
                      Company Portfolio           $21,484
                  -----------------------------------------
                    Lipper Small Company
                      Funds                       $22,241
                  -----------------------------------------
                    Russell 2000 Index            $20,102
                  -----------------------------------------
                    CRSP Cap-based
                      Portfolio 10 Index          $18,590
                  -----------------------------------------

The following table presents our June quarter, one year, and life-to-date financial results according to the formula required by the SEC.


                                            June Qtr.     1 Year    Life-to-Date
                                             4/1/99       7/1/98      8/5/94 to
                                           to 6/30/99   to 6/30/99  6/30/1999(4)
                                           ----------   ----------  ------------
  Ultra-Small Company Portfolio                12.5%      -14.5%        16.9%
  Lipper Small-Cap Stock Funds(1)              16.0%        3.1%        17.7%
  Russell 2000 (small companies)(2)            15.6%        1.5%        15.3%
  CRSP Cap-Based Portfolio 10 Index(3)         14.6%       -4.1%        13.5%

     (1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2409 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. (4) Life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.


Detailed Explanation of Fiscal Year performance--Large Company Dominance

TRANSLATION: 1999 is the sixth consecutive year of large company dominance, a trend that has not persisted for this long throughout the last seven decades. And of course, it has been a major handicap for our Portfolio, especially in Fiscal Year 1999. It didn't pay to be small in the last year. However, I feel the spring has been wound tighter and tighter in favor of ultra-small stocks. Historically, periods of large-company dominance have been followed by ultra-small company dominance. It's pretty hard to tell when the cycle will end, however, so there are no promises for Fiscal Year 2000.

The graph below presents the recent dominance of very large companies in the marketplace. During the last three-year period, ultra-small stocks, as an asset class, have returned less than half their previous long-term historical rate. Over the same period, very large companies have returned over three times their long-term historical rate. This large-cap dominance stands out in great contrast to the long-term trend, but large and small stocks do go through cycles of leading in the marketplace. I believe we are overdue for a return to the long-term trends.

Detailed Explanation of Fiscal Year Performance--Value Stocks Also Trail in Performance

TRANSLATION: Value stocks, those priced cheaply relative to some financial measures of worth, have also done particularly poorly over the last year. Once again, this performance runs counter to the long-term historical trend, and it hurt our Portfolio performance.

The following diagram presents one-year returns for the nine style boxes according to the methodology used by Morningstar. It illustrates not only the penalty over the last year for being small, but also a significant penalty for being on the "value" end of the spectrum. The difference between value and growth over the last year was a full 16 percentage points among small-company funds. For micro-cap funds the difference was even more dramatic and pervasive. The average value-oriented micro-cap fund underperformed the average growth-oriented micro-cap fund by an astonishing 35+ percentage points. Being far to the value end of the spectrum hurt our performance over the last year. So why are we there? While our models choose both growth and value stocks, there are currently many more ultra-small stocks in the value end of the spectrum. Since ultra-small stocks have also historically performed better, I am not changing the style focus of our Portfolio.


                                    Value                    Growth
                  Large
                                    ---------------------------------
                                     12.7%         18.9%       27.0%
                                    ---------------------------------
                                      6.3%          7.6%       19.7%
                                    ---------------------------------
                                     -6.4%         -0.9%        9.6%
                                    ---------------------------------
                  Small

Detailed Explanation of Fiscal Year Performance--The Individual Company Perspective

TRANSLATION: In previous quarters and years, stocks in our Portfolio that gained the most or lost the most reflected the overall Portfolio return. Frequently, particular industries also reflect Portfolio performance. In the last year we had some dramatic winners and losers, but no pattern emerged. The vast majority of ultra-small value stocks simply did not do well.

Each year and in most quarters, I present a list of "movers and shakers," those stocks which did the most either to contribute toward or to damage our performance. Frequently, a pattern emerges from this list. Apart from the trends mentioned above, I see no patterns in this year's list, except for home furnishings, which had four companies on the "bad" list and none on the good. Well over half of the companies that declined the most were in industries that were also represented on the list of largest gainers. Technology is an example. Ten of our technology companies declined by more than 50% over the last year. Fourteen technology companies appreciated by more than 50%.

One other major conclusion emerges from analyzing the lists of gainers and decliners: they are not the reason for our year of negative performance. If you had invested an equal amount of money in each of these 62 companies for the period of time we owned them (e.g., you bought on the same day we bought and sold on the same day we sold) the average return would have been a positive 22%.

The lists of gainers and decliners also illustrate another characteristic of ultra-small stocks relative to their volatility. A company can't decline more than 100%, but there is no theoretical limit to its upside potential. While this theory may be true for stocks of all sizes, the potential for a triple-digit gain is much greater for a tiny company. A behemoth like General Electric will likely not double in the course of a single year. We had no company which declined by 100% (although one came close), but 15 appreciated by more than 100%. Thus, even though we had a larger number of declining stocks, the average return of all the companies was very attractive.

So if the combination of 28 winners and 35 losers would have netted a 22% performance figure, what was the problem? Interestingly, the real problem in our Portfolio was the companies in the middle, the vast majority of which were in negative territory (although not as dramatically as those in the list of decliners).

Let's look first at the stocks that contributed the most to our fiscal year return, or perhaps more appropriately put, eased the negative effect of many of our other stocks:

   Rank   Company                               Industry                         % Gain
   ----   -------                               --------                         ------
     1    Creative Computers, Inc.              Retail Stores                    344.5%
     2    Unify Corp.                           Data Processing/Software         323.5%
     3    MySoftware Company                    Data Processing/Software         303.4%
     4    Forward Air Corp.                     Transportation/Freight           250.2%
     5    J. B. Oxford Holdings                 Finance/Brokerage                246.4%
     6    4 Kids Entertainment Inc.             Services                         241.2%
     7    Frontier Airlines, Inc.               Air Transport                    230.8%
     8    Power Integrations, Inc.              Electronics/Electric             154.8%
     9    Verity, Inc.                          Data Processing/Services         139.0%
    10    Gilat Communications Ltd.             Telecommunications               110.1%
    11    Landair Corp.                         Transportation/Freight           102.5%
    12    Catalyst International, Inc.          Data Processing/Software         102.4%
    13    I-Flow Corp.                          Medical Equipment/Supplies       101.8%
    14    United Shipping and Techn. Corp.      Services                          91.7%
    15    Laser Pacific Media Corp.             Services                          90.7%
    16    Gentner Communications Corp.          Electronics/Electric              86.4%
    17    Performance Technologies, Inc.        Data Processing/Hardware          78.8%
    18    Point of Sale Ltd.                    Data Processing/Software          75.9%
    19    Innotrac Corp.                        Services                          74.0%
    20    Railamerica Inc.                      Railroads                         70.0%
    21    Technomatix Technologies Inc.         Data Processing/Software          69.4%
    22    Republic Engineered Steel             Steel/Iron                        68.1%
    23    Rimage Corporation                    Data Processing/Hardware          67.0%
    24    MYR Group, Inc.                       Electronics/Electric              60.6%
    25    SCP Pool Corp.                        Leisure-Amusement                 58.4%
    26    Gildan Activewear Inc.                Textiles                          56.5%
    27    Information Advantage, Inc.           Data Processing/Software          55.0%
    28    Ardent Software, Inc.                 Data Processing/Software          54.5%

The first two companies on this list benefited from the dramatic rise of the Internet sector. Creative Computers "spun off" its subsidiary UBID, one of the four largest Internet auction sites. (See "Story Stock Revisited" below.) Unify Corp. develops software used for "e-commerce" on the Internet. Thus, Unify sells its software applications to companies like Creative Computers to provide Internet auction services. Unify Corp. provides a good illustration of current ultra-small valuations. The company earned $0.48 over the last year and could well earn double this amount in the next year. The stock price has recently been as low as $10. If this were a large company Internet stock, it might well be selling for ten times this much. I'm not suggesting the stock price could go to $100 any time soon, but I don't understand why it's not trading in the twenties. Even though the company has appreciated over four fold since our first purchase, I still think it's cheap. We'll see what happens.

I live in Houston, where it is incredibly hot in the summer. I usually take a family vacation in cooler climates in June, and I pause frequently to "take a cool, refreshing breath for July and a breath for August," trying to store up pleasant cool memories before returning to Houston's heat and humidity. You might want to take a couple of breaths of the former list before reading the next one. Here are our worst performing stocks in Fiscal Year 1999:

   Rank     Company                             Industry                       % Decline
   ----     -------                             --------                       ---------
    1       PacificAmerica Money Ctr.           Finance                         -97.0%
    2       Alta Gold Company                   Mining                          -85.7%
    3       WorldCorp, Inc.                     Air Transport                   -84.0%
    4       Rich Coast Inc.                     Securities                      -83.3%
    5       Natural Alternatives Int'l          Food                            -73.5%
    6       Advocat Inc.                        Health Care Facilities          -71.8%
    7       Crown Crafts, Inc.                  Home Furnishings                -71.5%
    8       Officeland, Inc.                    Office Equipment                -70.8%
    9       Pure World, Inc.                    Chemicals                       -70.1%
    10      American Eco Corp.                  Pollution Control               -69.2%
    11      FTI Consulting, Inc.                Services                        -69.1%
    12      Interiors Inc                       Home Furnishings                -69.1%
    13      Advanced Health Corp                Services                        -68.5%
    14      SMED International                  Home Furnishings                -68.4%
    15      Hvide Marine                        Oil & Gas                       -67.0%
    16      Information Mgmt. Assoc.            Data Processing/Software        -66.8%
    17      ICF Kaiser International            Machinery/Pollution Contr.      -65.7%
    18      DenAmerica Corp.                    Food Serving                    -61.7%
    19      AlphaNet Solutions, Inc.            Data Processing/Software        -61.5%
    20      Gradco Systems, Inc.                Electronics/Electric            -61.1%
    21      Candies, Inc                        Leather & Shoes                 -61.1%
    22      DA Consulting Group                 Data Processing                 -61.0%
    23      ALPNET, Inc.                        Data Processing/Services        -60.9%
    24      SEEC Inc.                           Data Processing/Software        -60.9%
    25      Tab Products Co.                    Home Furnishings                -60.1%
    26      Smart Choice Auto. Group            Services                        -60.0%
    27      World Airways, Inc.                 Air Transport                   -59.7%
    28      Sun Healthcare                      Healthcare Facilities           -58.4%
    29      Isomet Corp.                        Electronics/Electric            -56.0%
    30      PTI Holding, Inc.                   Leisure-Amusement               -55.7%
    31      NMT Medical., Inc                   Transport/air                   -55.2%
    32      Summit Design, Inc.                 Data Processing/Software        -55.2%
    33      Condor Technology                   Data Processing/Software        -54.2%
    34      Oyo Geospace Corp.                  Electronics/Electric            -52.3%
    35      Baldwin Technology Co., Inc.        Graphic Arts                    -50.0%

The sustained downturn of ultra-small stocks has created an unusual environment relative to the way our modeling applies to small companies.

Typically, we sell a company when the model that identified it as a "buy" no longer ranks it highly. This can happen for a number of reasons (including a higher stock price as a result of the value of the company being fully recognized). When bad things happen in a company, and/or the financial health of the company deteriorates, we typically move assets to another higher-ranking company. However, if the company stock price is absolutely devastated on bad news, I had found over the years that it was is better to hold, at least for a short period. While this strategy may work with larger stocks, with which I have had fifteen years' experience trading, I learned in Fiscal Year 1999 that it does not always work with ultra-small stocks. I have fine-tuned our ultra-small modeling as a result.

Pacific America Money Center, a mortgage banking company and our worst performing position, is an example of how bad things can get. When we bought it in 1997, the company expected to earn over $4 per share in 1998. While earnings were on track through the June quarter of last year, the company was experiencing some "financial difficulty" due to the structure of its securitized mortgages. When the stock price dropped from over $15 at the beginning of the fiscal year to a low of $4 in early September, it was clear there were problems, but I thought the plummet in price was excessive. I was wrong. An early October press release detailed some of the company's problems, but announced a friendly takeover offer at $10. I looked at that as an opportunity to exit. In fact the price only jumped to a high of $7 1/2 after the announcement. Apparently the acquiring company didn't like what they found in their further investigation because they completely backed out of the deal. On this news, the price dropped all the way down to a dollar. On November 15 the company announced a restructuring and a September quarter loss of over $4. We sold this company at an average price of $0.51. It is currently trading for $0.375.

Top Ten Holdings

The following list will give you a flavor of the diversity of our Portfolio. We rarely put more than 3% of Portfolio net assets in any one company. I usually start to trim them if the company grows much above this level. At the end of the fiscal year, the Portfolio held 141 stocks, which are listed in the attached financial statements. Here are the top ten:

                                                                                Percent of
   Rank    Description                            Industry                      Net Assets
   ----    -----------                            --------                      ----------
    1      Catherines Stores Corp.                Retail Stores                     3.5%
    2      SCP Pool Corp.                         Leisure-Amusement                 3.1%
    3      Gilat Communications Ltd.              Telecommunications                2.8%
    4      Pilgrim America Capital Corp.          Finance                           2.7%
    5      Performance Technologies, Inc.         Data Processing/Hardware          2.7%
    6      Braun's Fashions Corp.                 Retail Stores                     2.6%
    7      Unify Corp.                            Data Processing/Software          2.5%
    8      Home Products International, Inc.      Housewares                        2.2%
    9      Jos. A. Bank Clothiers, Inc.           Retail Stores                     2.2%
    10     TTI Team Telecom International Ltd.    Telecommunications                2.0%
                                                                                  -----
           Total                                                                   26.3%

Story Stock Revisited--Creative Computers

TRANSLATION: Following up on our story stock from December, we made quite a bit of money from Creative Computers' spin-off of subsidiary UBID, although it took us on quite an Internet roller coaster ride. The company is nurturing another Internet subsidiary, which might make yet more money. We'll have to wait and see. This story gets a bit complicated. Be forewarned.

The December quarter shareholder letter highlighted Creative Computers, a computer retailer turned Internet stock. The company, which is parent company to the fourth largest Internet auction site, has taken us on a wild ride. We bought it in February of 1998 at a price of about $12. In October we bought more at prices under $10 1/2. The company announced it would spin off (sell to the public) 20% of the shares of UBID (the Internet subsidiary) through an initial public offering of stock (IPO) in December.

When Creative Computers took off with other Internet stocks in the December quarter, we trimmed our position at prices ranging from $37.75 to $47.50, a tidy profit. We had planned to sell a third of our holdings on both the completion of the IPO and at the end of December, but the share price of Creative Computers was selling at a discount of up to 50% of the underlying value of the other 80% of UBID shares that Creative Computer owned. We decided to wait until this discount evaporated when the company distributed the rest of its UBID shares directly to shareholders in June, 1999. Only one of four things could happen: 1) Creative Computers would double, catching up to the price of UBID, 2) UBID would plummet, reaching the equivalent price of Creative Computers, 3) some combination of 1) and 2), or 4) the distribution of shares would be called off. We would make the most money under scenario one, but probably wouldn't lose any money in any of the other three alternatives.

On June 5, Creative Computers did distribute the remaining shares of UBID. We sold the UBID shares immediately afterwards at an average price of $25.50 (on an equivalent share basis). Added to the new price for Creative Computers, this was also a nice profit from our purchase price, but significantly less than the sale price of shares we had trimmed earlier. As a footnote, since we sold our UBID shares in early June, they have declined 47% through August 7. We still hold some of our original Creative Computer shares, and have purchased more recently. I think the basic Internet "store" of Creative Computers is worth at least $5, about what it is trading for now. In addition, they have another subsidiary called "e-cost," which although very small, is growing by leaps and bounds. I wonder what they might have in mind for this subsidiary.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 1999; security positions can and do change thereafter. The asset allocation information provided near the end of this letter is for disclosure purposes only and is not meant as investment advice.

Bridgeway Fund Turns 5!

On August 5 we celebrated Bridgeway Fund's fifth birthday. You will begin to see the Ultra-Small Company Portfolio listed in five-year performance tables at the end of this month. Since the average tenure of a mutual fund portfolio manager is three and a half years, I'm starting to feel like an old timer.

The Worst Thing That Happened in Fiscal Year 1999

TRANSLATION: This is the section in which I annually reflect on the worst thing that happened at Bridgeway. The worst thing in 1999 was my holding on to some beaten-up ultra-small stocks too long. Although several Bridgeway portfolios felt the effects, it cost our Ultra-Small Company Portfolio shareholders on the order of seven and a half percentage points in the middle of the worst ultra-small downturn since 1974. It cost my personal retirement money about five percentage points. A steep market correction is not the time to make such mistakes. Although I believe that the long-term performance of ultra-small stocks shows a strong possibility of outperforming large stocks, sifting out under-performing ultra-small stocks is essential.

It's a Bridgeway tradition to highlight in each annual report the worst thing that happened at Bridgeway in the course of the last year. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too.

Last year, Fiscal Year 1998, we had a tie for first place: failure to launch a web site and a small pricing error. I am pleased to report that we did launch our web site in 1999 (www.bridgewayfund.com) and that we have not repeated the pricing error. To put the latter mistake in perspective, most funds make pricing errors sooner or later, but we shouldn't have made that one. In line with frequent industry practice, the Adviser "made the Portfolio whole," reimbursing the cost of the mistake. In 1999 we have been working hard to upgrade our financial controls and compliance standards. I believe we now have some of the most stringent pricing controls in the industry.

The worst mistake in Fiscal Year 1999 was in continuing to hold some "beaten up" ultra-small stocks too long. Ultra-Small Company Portfolio had its first negative fiscal year performance in its history, down 14.5%. A portion of this is beyond our control; ultra-small stocks experienced the worst downturn since 1974 during the last year. They recovered partially, and the asset class was down 4.2% for the year ended June 30. Value stocks did much more poorly than growth stocks. Nevertheless, for the first time in four years we underperformed our asset class benchmark in an asset class that should be the easiest to beat. We underperformed our micro-cap value-oriented competition by seven and a half percentage points. The mistake I made was holding on to beaten-up stocks too long after their fundamentals had started to deteriorate significantly. I should have learned this lesson from previous downturns, even if they were not as severe as last year's.

How Can We Do It Better? - Disclosure of Manager Pay and Fund Ownership

TRANSLATION: This is a periodic section highlighting a management strategy Bridgeway is using to improve our performance, operations or communications. "Better" refers to our own history and/or the status of issues in our industry. This time the subject is industry disclosure of executive pay and fund ownership. I make a good, but not outrageous salary. I invest in our Fund. The Bridgeway staff and the board of directors work hard to align the financial incentives of the Adviser with those of Bridgeway shareholders.

In the discussion below, the "Fund" includes all six portfolios of Bridgeway Fund. The "Adviser," is Bridgeway Capital Management, Inc., the firm that employs Bridgeway staff and charges the Fund a fee for investment advisory services.

About a year ago, various journalists criticized the mutual fund industry for lack of disclosure of manager pay and fund ownership. Public companies are required to disclose stock ownership and executive pay, so why aren't mutual funds? The following are extracts from some of the articles:

     . . . In fact, fund shareholders are often left in the dark about what some consider to be the most important disclosure question of all: Does the fund manager invest in the fund that he or she manages? Whether your fund manager "eats his own cooking" is a provocative question for fund companies. . . . Fund managers demand similar shareholder information from the major executives of companies they look to invest in. So why shouldn't fund investors be given the same opportunity?

                          Wall Street Journal, 3/18/98

     [At a recent mutual fund industry conference] . . . one person asked why fund companies are so reluctant to disclose manager's ownership interests in their own funds. . . . To defend the industry, [a fund executive]
     erected the usual . . . straw man. He said that it would be unfair to require a 35-year-old muni-bond manager to put a lot of his personal resources into an obviously inappropriate investment for someone that age. A lot of fund companies must have 35-year-old muni-bond managers, because that seems to be the 100th time I've heard that defense. This excuse doesn't hold water. Most investors wouldn't expect a young manager to put a lot of his or her own money into a muni fund. And at any rate, the fund companies could explain away this situation in a brief paragraph in each shareholder report. Scott Cooley, Morningstar.net, 5/21/98

     And recently a somewhat dissenting view:

     Yes, it would be nice if you could know how your fund manager's performance is being measured--whether on the fund's asset growth, pure returns, or risk-adjusted returns, for example--so you, as a shareholder-owner, would know if the manager's interests are aligned with or in conflict with your own. But worrying about how much that manager makes simply isn't worth the effort.

                     Gregg Wolper, Morningstar.net, 5/21/98

It's probably not worth the effort because it's also not always possible. Mutual funds companies are required to disclose the total fund ownership of all officers and directors as a group. Executive salaries of publicly traded mutual advisory firms are available, but typically they don't include portfolio managers' salaries. By now, you probably see where I'm headed.

Bridgeway is not afraid to break new ground in the industry. We were the first fund company to provide shareholders with personalized performance numbers. We were the first to close a portfolio at what is a laughably low level by industry standards because we felt it was in shareholders' best interests. We have walked away from legal brokerage commission structures (soft dollar commissions) which would have taken money right out of shareholders' pockets and put it into the Adviser's. We are not afraid to prohibit Bridgeway portfolio managers from investing in a security which a Bridgeway portfolio might also own. (We were not the first, but we are in a tiny minority.) Thus, Bridgeway Fund is my only outlet for domestic stock market investing.

I can think of only two reasons not to disclose my compensation and investing status. First, it will eat up another two or three pages of this paper to disclose and explain. Second, I was raised to believe one does not talk publicly about one's salary. (At least I think I was. We never talked openly about salaries and we never talked about not talking about salaries. So I may be breaking a family dinner table rule here; I'm sure my family will let me know; several are also shareholders.)

                         Total           Capital         Total Net
          Year         Compensation     Contributions    Cash Flows
          ----         ------------     -------------    ----------
          1993                             (211,000)     (211,000)
          1994                             (217,000)     (217,000)
          1995              70,284          (10,000)        60,284
          1996              29,833          (12,000)        17,833
          1997             158,041                         158,041
          1998              93,096                          93,096

Total compensation in the table above includes SEP IRA contributions of $2,391, shareholder distributions of $8,200 and loans of $36,625. These figures are from the Adviser's unaudited financial statements.

I want to answer some potential questions about the table and articles above.

Does the Fund pay the Portfolio Managers' compensation?

No, but there is a financial relationship. Bridgeway Fund pays an investment advisory fee to the Adviser, which in turn helps pay all the expenses of the Adviser, including my salary. The Adviser may also make dividend distributions to all Adviser shareholders, or loans to any individual.

How is the Portfolio Manager's compensation tied to Bridgeway Ultra-Small Company's performance?

My compensation is tied to Ultra-Small Company's performance in two ways. First, salaries for all full-time Bridgeway employees, including myself, have a component tied to profitability of the Adviser. The profitability of the Adviser is a function of portfolio performance through the performance-based fee in three of our actively managed portfolios, Aggressive Growth, Social Responsibility and Micro-Cap Limited. Ultra-Small Company is not one of these. (You can imagine that the Bridgeway staff is quite interested in how well I do my job - besides the fact that each and every one of them is also a shareholder.) Second, my personal performance is a function of specific goals, which are integrity (10%), investment performance (50%), efficiency (10%), service (20%), and asset growth (10%). The investment performance of our portfolios, including this one, thus comprises half of the evaluation score that determines my salary.

There is a lot of variability in your compensation from year to year. Why is this?

In the first years of Bridgeway, before the Adviser was making a profit for itself, I contributed capital to help cover expenses. There was no reason to draw a salary. I began drawing a salary as our cash flow allowed. Last year I kept my salary low because 1) the Adviser profits were lower than anticipated [we endured a twenty-year "small-stock storm,"] and 2) I wanted to meet federal requirements to roll my IRA into a Roth IRA.

Recent articles indicate that the median mutual fund manager total cash compensation is $274,500. Couldn't you make more working at another fund company?

Yes, currently that is true, but I can't imagine having nearly as much fun, joy or input. There are several reasons my salary is lower. First, Bridgeway's asset base is much smaller than the average fund. Second, our Ultra-Small Company Portfolio declined last year, so our fees and my salary are commensurately lower than they would be otherwise. Third, by Bridgeway policy, no employee's compensation can be more than seven times that of the lowest paid employee. This isn't a constraining factor yet, but it will be before I reach the industry average. This policy is important to our company's culture and business strategy. The ratio of the highest to lowest paid employees among the largest U.S. companies has grown from 44 to 1 in 1965 to 326 to 1 in 1997. I support free enterprise and am not suggesting that 7 to 1 should be corporate America's ratio, but with some salaries of seven and eight digit figures, I think executive salaries have gotten out of hand.

If Bridgeway profits take off, won't you just be taking big distributions, making your salary number irrelevant?

Some day this could be the case. We are a for-profit corporation; I am not the only shareholder, and I did make a significant investment to found Bridgeway. However, let me fill you in on some of Bridgeway's unusual distribution plans. Part of Bridgeway Capital Management's mission statement is to contribute just over half of its own profits to charitable and non-profit organizations. Eventually I do intend to recover the capital contributions I made to Bridgeway. Before this is complete, we will be donating at least 10% of annual profits to charities; afterward, just over half. The other portion of our profits is available for working capital and for shareholder distributions. I have committed to contribute 20% of my Bridgeway Capital Management shares to an employee stock ownership plan. I have a life goal of giving away $100 million annually when I retire. If I succeed at this, I will have helped make many Fund shareholders quite happy along the way. As you may be able to tell, I take great joy in both receiving and giving. From time to time I encourage our shareholders in the area of generosity, which offends a few, but "lights up" others. Some shareholders don't care what we do with our money as long as the Fund is making money for them.

You can only invest in the stock market through Bridgeway Fund. How much of each Portfolio do you own and why?

My target asset allocation is 62% Ultra-Small Company, 5% Micro-Cap Limited, 25% Aggressive Growth, and 8% Social Responsibility. My actual valuation varies with portfolio fluctuations. At the end of June, my IRA account, my wife's IRA, plus my interest in a small investment by Bridgeway Capital Management was worth $116,000. I expect to be making additional investments in Bridgeway Fund as my family college tuition expense declines and I pay down my debt.

There are three reasons for my rather "aggressive" allocation between the Bridgeway portfolios. First, I have a very high tolerance for short-term risk with money I invest for the long-term. (I don't put money that I might need to spend in the next couple of years in the stock market, I put it in a short-term bond fund or the highest yielding money market fund I can find.) Almost all of my stock market money is my long-term retirement money. I don't expect to retire in the next 20 years. I do expect the stock market to go through several major corrections before then, but I have overall faith in the U.S. economy and would expect the market to recover, given enough time. So I generally ignore short-term fluctuations and don't lose any sleep when my investments are down 30-40% from their peak. It's the nature of the stock market to "correct" itself.

Second, since I am disciplined in ignoring short-term fluctuations, I seek out asset classes and diversifying stock picking models with higher short-term volatility coupled with historically higher average annual return. I avoid investments that use leverage to gain additional stock market exposure. This is how you really get in trouble in a major correction. Over the last fifteen years my strategy has worked very well for me. It would not work as well in an extended recession, but I don't anticipate recessions that last twenty years, or even ten. Although, of course, theoretically they could.

Third, since most of my investments are through my IRA, it is easy to ignore the effect of taxes. Ultra-Small Company is not one of our more tax efficient portfolios, although as portfolio manager I pay attention to tax consequences when I think it will not adversely affect total returns. I do, for example, use a tax lot accounting method to maximize short-term losses and long-term grains. In the future, when I invest in Bridgeway Fund through a taxable account, I still plan primarily to use our actively managed portfolios, but I may hedge some by also investing a bit in our two extremely tax efficient portfolios, Ultra-Small Index and Ultra-Large 35 Index.

The following are factors that have affected my allocation between portfolios. The ultra-small company asset class has the highest historical average annual return of any asset class I know. Micro-Cap Limited has the advantage of being a more "focused" and very nimble portfolio. Aggressive Growth relies primarily on models I have used for the longest period of time personally, since 1985. Social Responsibility focuses on social issues I am interested in, as well as financial performance.

Total Returns of Other Bridgeway Portfolios

Some shareholders have requested that we periodically present the performance of all Bridgeway portfolios. Numbers in bold indicate the top performing portfolio in a given period. The performance figures help illustrate the advantage of diversification, even across some of our portfolios. This data is presented in the more common format of calendar, rather than fiscal years.

                               8/5/94 to                            1/1/99 to Avg. Ann.  Avg. Ann.  Avg. Ann.
                               12/31/94  1995    1996   1997  1998   6/30/99  Since 8/94 Since 7/97 Since 6/98
                               --------  ----    ----   ----  ----   -------  ---------- ---------- ----------
      Aggressive Growth            8.8   27.1    32.2   18.3  19.3     25.5       27.1       23.4       33.4
      Ultra-Small Company         -2.8   39.8    29.7   38.0 -13.1      1.4       16.9       -5.1      -14.5
      Social Responsibility        1.5   30.3    16.2   27.5  37.8     11.3       25.2       28.7       26.2
      Ultra-Small Index                                       -1.8      1.4                  -0.4      -12.8
      Ultra-Large 35 Index                                    39.1     14.1                  27.4       30.3
      Micro-Cap Limited                                        7.6*    18.6                             27.6

      S&P 500 Index                1.7   37.5    23.0   33.4  28.9     12.1       27.6       22.7       22.8
      Russell 2000 Index           3.2   28.3    16.5   22.4  -2.6      9.3       15.3        6.7        1.5
      CRSP "10" Index             -0.8   30.3    16.9   22.0 -10.8     13.1       13.5        3.7       -4.1
      CRSP "9" Index                                          -8.1*    12.5                              3.5

     *Includes the period 7/1/99 - 12/31/99 only

Bridgeway Formalizes Expense Limitations

At the August 18 meeting of the Fund's Board of Directors, the directors voted unanimously to amend the management contract with the Adviser (Bridgeway Capital Management) to include the 2.0% expense limitation in the body of the contract. The expense reimbursement was previously an "undertaking" of the Adviser outside of the management contract. Its inclusion in the contract means that the expense limitation cannot be increased in the future without a vote of shareholders. Since it was never our intention to raise the expense limitation, both the Fund and the Adviser were happy to add this language to the contract. This change will be effective in the contract and incorporated in our new prospectus dated October 31, 1999.

Year 2000 Preparedness

TRANSLATION: Operationally, we consider ourselves ready. Investment-wise, we're ignoring it. This is a conscious, reasonable, and intentional decision on our part.

Bridgeway believes that its internal systems are ready for potential software and hardware issues which could arise from the year 2000. Operationally, there is still some risk that the phone company, electric utility, or other supplier will not be ready. However, we have taken reasonable steps to ensure our vendors' compliance and we have made some contingency plans. We are taking it seriously.

On the investment side, Bridgeway has taken no actions and plans to take no actions with respect to potential stock market movements around the end of the current year. For our index portfolios, we will passively hold the companies (or in the case of Ultra-Small Index, a sample of the companies) which comprise the index, regardless of their degree of preparedness. In the case of our actively managed funds, we have no model variables for "Y2K," and plan to continue to follow our current models in a disciplined way. We feel there is just as high a risk from being out of the market for a period as there is exposing our Portfolio to a Y2K-related market decline.

Conclusion

As always, I appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. The table on the previous page is just one example. Please keep your ideas coming.




Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                   Shares      Value
    --------  -------                                   ------      -----

Common Stock - 94.6%
    Aerospace - 0.6%
            Axsys Technologies, Inc. *                  17,950    $  206,425

    Air Transport - 2.3%
            Cade Industries, Inc. *                     48,000       124,500
            Frontier Airlines, Inc. *                   36,000       580,500
            Tower Air Inc. *                            12,000        32,250
            World Airways, Inc. *                       15,000        23,438
                                                                  ----------
                                                                     760,688
    Aluminum & Products - 0.7%

            InVision Technologies, Inc. *               47,100       241,388

    Auto Parts - 0.2%
            R & B, Inc. *                                6,000        49,500


    Automobiles - 0.6%
            Featherlite, Inc. *                         16,100       109,681
            McLaren Automotive Group Inc.*              18,000        87,750
                                                                  ----------
                                                                     197,431
    Banking - 0.3%
            Hallmark Capital Corporation *               7,800        90,675

    Beverages - 0.5%
            Saratoga Beverage Group Inc. *              41,646       104,115
            Vermont Pure Holdings, Ltd. *               18,500        65,906
                                                                  ----------
                                                                     170,021
    Building - 1.4%
            Dominion Homes, Inc. *                       6,000        44,250
            Engle Homes, Inc.                           10,100       138,875
            Perini Corporation *                        15,300        87,019
            Transcoastal Marine
               Services, Inc. *                         37,400       182,325
            The Turner Corporation *                     1,000        17,625
                                                                  ----------
                                                                     470,094
    Chemicals - 0.0%
            Pure World, Inc. *                             400         1,725


    Containers - 0.1%
            Disc Graphics, Inc. *                        8,900        43,944

    Data Processing - Hardware - 1.1%

            Bell Microproducts, Inc. *                  52,350       359,906

    Data Processing - Software & Services - 20.4%
            ARDENT Software, Inc. *                      1,600        34,000
            CFI Proservices *                           12,200       137,250
            Caredata.com Inc. *                          2,000        18,000
            Catalyst International, Inc. *              26,300       471,756
            Condor Technology
               Solutions, Inc. *                        52,000       243,750
            DA Consulting Group, Inc. *                 39,800       238,800
            FOURTH SHIFT Corporation *                  66,500       245,219
            Health Management
               Systems, Inc. *                          60,000       330,000
            Input Software Inc. *                       29,000       173,094
            Managed Care Solutions *                    18,100        65,613
            MapInfo Corporation *                        2,000        38,000
            MathSoft, Inc. *                           116,000       333,500
            Mecon, Inc. *                                7,600        57,000
            Merisel, Inc. *                             77,500    $  176,797
            Overland Data, Inc. *                       58,000       369,750
            Performance Technologies, Inc. *            43,200       869,400
            Point of Sale Ltd. *                        29,000       362,500
            Printrak International Inc. *               12,000        88,500
            SEEC, Inc. *                               104,900       445,825
            The Santa Cruz Operation, Inc. *            73,500       480,047
            Simware Inc. *                              54,800       191,800
            Unify Corporation *                         61,600       831,600
            Verity, Inc. *                               7,800       422,663
                                                                  ----------
                                                                   6,624,864
    Drugs-Generic and OTC - 2.4%
            D & K Healthcare
               Resources, Inc. *                        26,700       637,463
            Neogen Corporation *                        22,500       143,438
                                                                  ----------
                                                                     780,901
    Education - Education - 0.1%
            TRO Learning, Inc *                          6,500        39,813


    Electronics/Electric - 8.1%
            Dataram Corporation *                        8,300        81,963
            EDO Corporation                             15,000       108,750
            Gentner Communications
               Corporation *                            65,000       333,125
            Gradco Systems, Inc. *                     123,400       323,925
            inTest Corporation *                         5,100        35,700
            K-Tron International, Inc. *                11,400       200,925
            Key Tronic Corporation *                     5,000        28,125
            MYR Group Inc.                               3,600        63,225
            OYO Geospace Corporation *                   6,300        82,688
            PSC Inc. *                                  33,100       324,794
            Percon Inc. *                               10,500        84,656
            Royal Appliance Mfg. Company*               15,000       104,063
            Spire Corporation *                          2,000         7,750
            Vari-L Company *                            70,700       605,369
            Vicon Industries, Inc *                     27,900       251,100
                                                                  ----------
                                                                   2,636,158
    Finance - 2.8%
            Litchfield Financial Corporation             2,000        33,875
            Pilgram America Capital
               Corporation *                            45,500       881,563
                                                                  ----------
                                                                     915,438
    Food - 0.6%
            Green Mountain Coffee, Inc. *               30,000       205,313

    Food Serving - 1.4%
            Garden Fresh Restaurant
               Corporation *                             7,700       144,375
            Roadhouse Grill, Inc. *                     49,600       319,300
                                                                  ----------
                                                                     463,675
    Graphic Arts - 0.4%
            Baldwin Technology
               Company, Inc. *                          23,700        69,619
            PrimeSource Corporation *                    7,900        48,388
                                                                  ----------
                                                                     118,007
    Health Care Facilities - 0.5%
            Advocat Inc. *                              25,100        48,631
            Insight Health Services
               Corporation *                             4,300        27,413
            MIM Corporation *                           37,000        90,188
                                                                  ----------
                                                                     166,232

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999

    Industry  Company                                   Shares      Value
    --------  -------                                   ------      -----

    Home Furnishings - 2.3%
            Crown Crafts, Inc.                          13,200    $   57,750
            Flexsteel industries, Inc. *                 7,400        98,513
            Interiors, Inc. *                           27,000        28,688
            Winsloew Furniture, Inc. *                  17,200       578,350
                                                                  ----------
                                                                     763,301
    Housewares - 2.2%
            Home Products
               International, Inc. *                    84,600       719,100


    Jewelry, Silverware, Watches - 1.3%
            Jan Bell Marketing, Inc. *                  41,300       144,550
            OroAmerica, Inc. *                          41,800       292,600
                                                                  ----------
                                                                     437,150
    Leather & Shoes - 1.6%
            Candie's Inc. *                             80,900       165,238
            Tandy Brands Accessories, Inc.*             20,590       352,604
                                                                  ----------
                                                                     517,842
    Leisure-Amusement - 5.4%
            Funco, Inc. *                                2,000        36,875
            Noodle Kidoodle, Inc. *                     62,500       332,031
            PTI Holding Inc. *                         110,900       325,769
            SCP Pool Corporation *                      39,626     1,025,323
            Sonic Solutions *                            8,000        37,000
                                                                  ----------
                                                                   1,756,998
    Machinery - 0.5%
            Denali Incorporated *                       12,100        90,750
            Inotek Technologies
               Corporation *                             3,000         1,500
            Summa Industries *                           5,150        66,628
                                                                  ----------
                                                                     158,878

    Medical Equipment/Supplies - 2.2%
            Del Global Technologies
               Corporation *                             4,400        42,900
            Dental/Medical Diagnostic
               Systems, Inc. *                          40,700       269,638
            HPSC, Inc. *                                 3,500        33,250
            I-Flow Corporation *                        45,400       160,319
            Interpore International *                   47,000       193,875
            Kewaunee Scientific Corporation              2,600        27,300
                                                                  ----------
                                                                     727,282

    Mining - 0.0%
            Alta Gold Company *                          9,000         2,250

    Office Equipment - 0.1%
            Officeland Inc. *                           23,500        20,562

    Oil & Gas - 3.5%
            Adams Resources & Energy, Inc.               6,500        51,188
            Bolt Technology Corporation *               42,700       242,856
            Callon Petroleum Company *                  26,740       275,756
            Castle Energy Corporation                   20,500       369,000
            Clayton Williams Energy Inc. *               7,200        42,750
            Petroleum Development
               Corporation *                            39,000       163,313
                                                                  ----------
                                                                   1,144,863
    Pollution Control - 0.5%
            American Eco Corporation *                  54,500       109,000
            MISONIX, Inc. *                              7,400        47,637
                                                                  ----------
                                                                     156,637

    Retail Stores - 12.3%
            Andersons Inc.                              14,050    $  179,138
            Braun's Fashions Corporation *              59,400       850,163
            Catherines Stores Corporation *             92,800     1,148,400
            Creative Computers, Inc. *                  39,825       318,600
            EZCORP, Inc.                                14,600       100,375
            JLM Couture Inc. *                           9,200        20,988
            Jos. A. Bank Clothiers, Inc. *             111,200       708,900
            Phar-Mor Inc. *                             42,800       181,900
            Wilsons The Leather Experts Inc. *          29,800       489,838
                                                                  ----------
                                                                   3,998,302
    Services - 9.3%
            ASI Solutions Inc. *                        15,500       127,875
            Advanced Marketing
               Services, Inc.                           16,650       249,750
            FTI Consulting, Inc. *                      52,800       277,200
            GRC International, Inc. *                   60,000       510,000
            HMG Worldwide Corporation *                 37,500       147,656
            Innovative Medical Services *               12,400        24,413
            InterDent, Inc. *                           28,223       206,381
            International Airline Support
               Group, Inc. *                             3,500        14,875
            Laser-Pacific Media Corporation*            83,000       495,406
            Navigant International, Inc. *              62,000       488,250
            ProsoftTraining.com *                       20,000        50,000
            Rich Coast Inc. *                           35,125         8,781
            The Solomon-Page Group Ltd. *               28,500        82,828
            TEAM America Corporation *                  10,500        46,922
            United Shipping &
               Technology, Inc. *                       17,500        50,313

            VDI Media *                                 34,000       221,000
                                                                  ----------
                                                                   3,001,650
    Steel/Iron - 0.0%
            Bayou Steel Corporation *                    1,500         5,625

    Telecommunications - 5.0%
            Comtech Telecommunications
               Corporation. *                            6,000        63,750
            Gilat Communications Ltd. *                 56,300       900,800
            TTI Team Telecom
               International Ltd. *                     65,300       653,000
                                                                  ----------
                                                                   1,617,550
    Textiles - 0.1%
            Haggar Corporation                           3,500        45,938

    Transportation - 1.1%
            RailAmerica, Inc. *                         34,600       356,813

    Transportation/Freight - 1.8%
            Consolidated Delivery &
               Logistics, Inc. *                        15,100        52,850
            Forward Air Corporation *                   19,400       545,625
                                                                  ----------
                                                                     598,475
    Trucking - 0.9%
            P.A.M. Transportation
               Services, Inc. *                         12,400       122,450

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                      Shares       Value
    --------  -------                                      ------       -----

    Trucking, continued
            Smithway Motor Xpress
               Corporation *                               13,100        131,000
            USA Truck, Inc. *                               3,900         35,709
                                                                     -----------
                                                                         289,159

                                                                     -----------

    Total Common Stock (Identified Cost $31,019,320)                 $30,860,573


Short-term Investments - 5.1%

    Money Market Funds - 5.1%
            Expedition Money Market Fund                  569,301        569,301
            Federated Money Market Prime
               Obligations Fund                           552,557        552,557
            SEI Daily Income Trust Prime
               Obligations Fund                           552,557        552,557
                                                                     -----------
                                                                       1,674,415

                                                                     -----------

    Total Short-term Investments
       (Identified Cost $1,674,415)                                  $ 1,674,415

                                                                     -----------


Total Investments - 99.7%                                            $32,534,988


Other Assets and Liabilities, net - 0.3%                                 112,548

                                                                     -----------

Total Net Assets - 100.0%                                            $32,647,536
                                                                     ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $32,696,675.

Gross unrealized appreciation and depreciation were $6,319,198 and $6,477,816, respectively, or net unrealized depreciation of $158,618.


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 1999

ASSETS:
      Investments at value (cost - $32,693,735)                                                   $ 32,534,988
      Receivable for investments sold                                                                  240,499
      Receivable from adviser                                                                              929
      Receivable for interest                                                                            5,495
      Receivable for dividends                                                                             703
      Prepaid expenses                                                                                  16,315
                                                                                                  ------------
            Total assets                                                                            32,798,929
                                                                                                  ------------

LIABILITIES:
      Bank overdraft                                                                                    55,560
      Payable for shares redeemed                                                                       53,093
      Payable for investments purchased                                                                  7,699
      Accrued expenses                                                                                  35,041
                                                                                                  ------------
            Total liabilities                                                                          151,393
                                                                                                  ------------
      NET ASSETS (2,189,000 SHARES OUTSTANDING)                                                   $ 32,647,536
                                                                                                  ============
      Net asset value, offering and redemption price per share ($32,647,536 / 2,189,000)          $      14.91
                                                                                                  ============

NET ASSETS REPRESENT:
      Paid-in capital                                                                             $ 38,095,031
      Undistributed net realized loss                                                               (5,288,748)
      Net unrealized depreciation of investments                                                      (158,747)
                                                                                                  ------------
      NET ASSETS                                                                                  $ 32,647,536
                                                                                                  ============

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                            STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                                   $     30,396
      Interest                                                                                          31,049
                                                                                                  ------------
            Total income                                                                                61,445
                                                                                                  ------------

EXPENSES:
      Management fees                                                                                  495,000
      Accounting fees                                                                                  180,308
      Audit fees                                                                                        21,798
      Custody                                                                                           30,234
      Amortization of organization costs                                                                 4,606
      Insurance                                                                                          7,176
      Legal                                                                                              5,072
      Registration fees                                                                                 13,673
      Directors' fees                                                                                    3,012
      Miscellaneous                                                                                      1,931
                                                                                                  ------------
            Total expenses                                                                             762,810
      Less fees waived                                                                                 (86,675)
                                                                                                  ------------
            Net expenses                                                                               676,135
                                                                                                  ------------

NET INVESTMENT LOSS                                                                                   (614,690)
                                                                                                  ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                              (5,288,748)
      Net change in unrealized depreciation                                                         (1,363,335)
                                                                                                  ------------
      Net realized and unrealized loss                                                              (6,652,083)
                                                                                                  ------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                                  $ (7,266,773)
                                                                                                  ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year ended           Year ended
INCREASE (DECREASE) IN NET ASSETS:                                                      June 30, 1999        June 30, 1998
OPERATIONS:
      Net investment loss                                                               $   (614,690)        $   (609,466)
      Net realized gain (loss) on investments                                             (5,288,748)          10,369,950
      Net change in unrealized depreciation                                               (1,363,335)          (4,439,194)
                                                                                        ------------         ------------
          Net (decrease) increase resulting from operations                               (7,266,773)           5,321,290
                                                                                        ------------         ------------
      Distributions to shareholders:
          From net investment income                                                               0                    0
          From realized gains on investments                                              (6,854,952)          (3,065,168)
                                                                                        ------------         ------------
            Total distributions to shareholders                                           (6,854,952)          (3,065,168)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                         7,383,817           15,231,033
      Reinvestment of dividends                                                            6,788,597            3,018,349
      Cost of shares redeemed                                                            (13,659,848)          (4,319,011)
                                                                                        ------------         ------------
          Net increase from Fund share transactions                                          512,566           13,930,371
                                                                                        ------------         ------------
          Net (decrease) increase in net assets                                          (13,609,159)          16,186,493
NET ASSETS:
      Beginning of period                                                                 46,256,695           30,070,202
                                                                                        ------------         ------------
      End of period                                                                     $ 32,647,536         $ 46,256,695
                                                                                        ============         ============

Number of Fund shares:
      Sold                                                                                   498,055              632,949
      Issued on dividends reinvested                                                         554,171              141,441
      Redeemed                                                                              (916,868)            (178,802)
                                                                                        ------------         ------------
          Net increase                                                                       135,358              595,588
      Outstanding at beginning of period                                                   2,053,642            1,458,054
                                                                                        ------------         ------------
      Outstanding at end of period                                                         2,189,000            2,053,642
                                                                                        ============         ============

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)

                                                                    Year ended        Year ended        Year ended
                                                                   June 30, 1999     June 30, 1998     June 30, 1997
PER SHARE DATA
      Net asset value, beginning of period                          $      22.52      $      20.62      $      16.68
                                                                    ------------      ------------      ------------
      Income (loss) from investment operations:
          Net investment loss                                              (0.28)            (0.34)            (0.24)
          Net realized and unrealized (loss) gain                          (3.77)             4.03              4.50
                                                                    ------------      ------------      ------------
               Total from investment operations                            (4.05)             3.69              4.26
                                                                    ------------      ------------      ------------
      Less distributions to shareholders:
          Net investment income                                             0.00              0.00              0.00
          Net realized gains                                               (3.56)            (1.79)            (0.32)
                                                                    ------------      ------------      ------------
               Total distributions                                         (3.56)            (1.79)            (0.32)
                                                                    ------------      ------------      ------------
      Net asset value, end of period                                $      14.91      $      22.52      $      20.62
                                                                    ============      ============      ============

TOTAL RETURN [1]                                                           (14.6)%            18.4%             26.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                     $ 32,647,536      $ 46,256,695      $ 30,070,202
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                         2.00%             1.67%             1.67%
          Expenses before waivers and reimbursements                        2.26%             1.67%             1.87%
          Net investment loss after waivers and reimbursements             (1.82)%           (1.42)%           (1.37)%

      Portfolio turnover rate [2]                                           80.4%            103.4%             56.2%

                                                                    Year ended        8/5/94* to
                                                                   June 30, 1996     June 30, 1995
PER SHARE DATA
      Net asset value, beginning of period                          $      11.35      $      10.33
                                                                    ------------      ------------
      Income (loss) from investment operations:
          Net investment loss                                              (0.21)            (0.04)
          Net realized and unrealized (loss) gain                           6.03              1.07
                                                                    ------------      ------------
               Total from investment operations                             5.82              1.03
                                                                    ------------      ------------
      Less distributions to shareholders:
          Net investment income                                             0.00              0.00
          Net realized gains                                               (0.49)            (0.01)
                                                                    ------------      ------------
               Total distributions                                         (0.49)            (0.01)
                                                                    ------------      ------------
      Net asset value, end of period                                $      16.68      $      11.35
                                                                    ============      ============

TOTAL RETURN [1]                                                            52.4%             10.5%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                     $  4,557,591      $    667,536
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                         1.97%             1.68%
          Expenses before waivers and reimbursements                        3.07%             8.34%
          Net investment loss after waivers and reimbursements             (1.47)%           (0.65)%

      Portfolio turnover rate [2]                                          155.9%            103.6%


[1]  Not annualized for periods less than a year.

[2]  Annualized for periods less than a year.

*    August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Ultra-Small Company Portfolio was closed to new investors on June 9, 1997 when assets reached $27.5 million and was closed to all investors on June 30, 1998. On November 1, 1998 it reopened to existing investors.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period.
       Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Company Portfolio for any operating expenses above 2.0%. To achieve this expense level the Adviser has waived $86,675 of the management fees for the year ended June 30, 1999.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales, other than cash equivalents were $26,838,621 and $33,656,001 for the year ended June 30, 1999.

7.     Federal Income Taxes:

       The Fund incurred a net loss from investment operations and made no investment income dividends during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 1999 the fund had $1,646,105 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007. The Fund incurred and elected to defer post-October 31 net capital losses of $3,649,203 to the year ended June 30, 2000.

       Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. Net investment losses of $614,690 were reclassifed to paid in capital for the year ended June 30, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Company Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.


                        /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 23, 1999

                            [BRIDGEWAY LETTERHEAD]



August 27, 1999

Dear Ultra-Small Index Portfolio Shareholder,

In the Fiscal Year Ended June 30, we endured the worst ultra-small bear market since 1974. I am pleased that we matched the risk characteristics of our benchmark CRSP Index during this downturn. Our Portfolio fell 22.8% in the September quarter versus 24.0% for the CRSP Index of ultra-small companies. However, I am displeased with our negative tracking error (See "Tracking Error" on page 2) for in the March and June quarters and our -12.8% one-year return. I am committing to significantly increase the number of companies we own in the next two quarters to reduce this tracking error. The Portfolio's new symbol is BRSIX.

The following table presents SEC standardized performance for one-year and life-to-date. The graph below presents our cumulative quarterly performance versus the same benchmarks.

                                                1 Year         Life-to-Date
                                                7/1/98          7/31/97 to
                                              to 6/30/99         6/30/99(3)
                                              ----------       ------------
 Ultra-Small Index Portfolio                    -12.8%            -0.4%
 CRSP Cap-Based Portfolio 10 Index (1)          -4.1%              3.7%
 Russell 2000 Index (2)                          1.5%              6.7%

     (1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2409 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. This is the index we are seeking to match. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio. (3) Life-to-Date returns are annualized. Past performance does not guarantee future returns.


      GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES FROM 7/31/97
                             (INCEPTION) TO 6/30/99

                                    [CHART]

                  -----------------------------------------
                    Fund/Index Name          Total Value
                  -----------------------------------------
                    Bridgeway Ultra-Small
                      Company Portfolio           $ 9,920
                  -----------------------------------------
                    Russell 2000 Index            $11,314
                  -----------------------------------------
                    CRSP Cap-based
                      Portfolio 10 Index          $10,729
                  -----------------------------------------

Explanation of Annual Performance

TRANSLATION: There were four reasons for our poor performance in the Fiscal Year ending June 30. First, ultra-small stocks entered their worst downturn since 1974 in the September quarter and have yet to fully recover. Second, ultra-small stocks as an asset class dramatically underperformed large ones. Third, while our industry representation of the CRSP Index has improved in the last year, more of our Portfolio stocks have slid into the "value" end of the spectrum (stocks that are more cheaply priced relative to some financial measures of worth); these stocks did particularly poorly in the last year. Fourth, we have not yet achieved our goal of 300+ Portfolio stocks with which to adequately represent the Index, leading to "tracking error," or the difference in performance between our Portfolio and the Index itself.

For the fifth year in a row, the long-term trend of ultra-small stocks beating large ones has been reversed. This year, the difference was a dramatic 30%. There have been other years and other multi-year time periods when this has been true, but there has never been an extended five-year period like this in the 73 years for which we have data. On a contrarian basis, this could be a good sign for ultra-small stocks. I am patiently awaiting a turnaround.

The following table shows the dramatic difference in returns between the largest and smallest companies over the last year. The first column presents ten stock groupings ("deciles") according to a size methodology from the Center of Research in Security Prices. The second column translates these groupings into size labels based on data from Morningstar. The last column presents the total return of all the companies in that size grouping over the last year. Since our stocks are exclusively in the tenth decile, they suffered some of the poorest returns.

                                             Company               Returns
                     Decile                   Size                6/98-6/99
                     ------                   ----                ---------
                        1                     Large                 25.6%
                        2                     Large                 16.5%
                        3                   Mid-size                11.2%
                        4                   Mid-size                 6.3%
                        5                   Mid-size                 7.9%
                        6                     Small                  5.3%
                        7                     Small                 -0.6%
                        8                     Small                  7.3%
                        9                   Micro-cap                3.5%
                       10                  Ultra-small              -4.2%

Another factor which held back our performance in 1998 was our over-exposure to "value" stocks, defined as those in more mature industries, or those growing at a modest rate. This over-exposure was not by design and partly relates to the fourth reason below--tracking error and the number of stocks we own.

While Bridgeway doesn't control the direction of the market, we have a lot of control over items affecting tracking error. This warrants a separate section:

Tracking Error

TRANSLATION: In order to more accurately track the performance of the CRSP Index of ultra-small companies, we believe we need 300-350 companies in the Portfolio. We own about half this many now and are committed to increasing this number to 300 by the end of our current fiscal year.

Tracking error in our first Fiscal Year was a positive 1.9%, nothing to get too upset about both in magnitude (in my opinion) and certainly in direction. In our second fiscal year our tracking error was negative 8.7% and this is unacceptable. In our prospectus it states that "because of higher expense ratio [author's note: higher than large company index funds; it is actually smaller than the average of small-company retail index funds], higher transaction costs, and investments in only a representative sample of index companies, the tracking error will likely be significantly greater than" large company index funds. We didn't mean this high, however.

The culprit in Fiscal Year 1999 was not the expense ratio, and certainly not trading costs. Our expense ratio, 0.75%, was a small piece of the pie. Our trading costs for this Portfolio are now actually negative, which means that we buy stocks closer to the bid and sell closer to the ask. Based on our recent trading performance, we actually add value to the Portfolio with most of our trades, and more than covered the expense ratio during the course of a year. I am very excited about this, but it is the topic of a future letter. The culprit then, can only be that the actual companies we have invested in were not statistically representative of the full index of 2400+ companies.

At the end of our fiscal year, we held 170 stocks in our Portfolio, up from 115 at the beginning of the year. We estimate we need 300-350 stocks in the Portfolio to adequately track the index. I am committed to reaching this level before the end of the current fiscal year and will keep you updated on our progress. We should be able to do this without distributing any capital gains this year. I want to point out that I don't have any reason to believe that our tracking error is biased positively or negatively. In other words, I'm not expecting to continually underperform our index, as has been the case at some index funds.

The Worst Thing That Happened in Fiscal Year 1999

TRANSLATION: This is the section in which I annually reflect on the worst thing that happened at Bridgeway. The worst thing in 1999 was my holding on to some beaten-up ultra-small stocks too long. Although several Bridgeway Portfolios felt the effects, it cost our Ultra-Small Company Portfolio (our actively managed portfolio in ultra-small companies) shareholders on the order of seven and a half percentage points in the middle of the worst ultra-small downturn since 1974. It cost my personal retirement money about five percentage points. A steep market correction is not the time to make such mistakes. Although I believe that in the long-term there is a strong possibility that ultra-small stocks will outperform large ones, sifting out the under-performing ones is essential.

It's a Bridgeway tradition to highlight in each annual report the worst thing that happened at Bridgeway in the course of the last year. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too.

Last year, Fiscal Year 1998, we had a tie for first place: failure to launch a web site and a small pricing error. I am pleased to report that we did launch our web site in 1999 (www.bridgewayfund.com) and that we have not repeated the pricing error. To put the latter mistake in perspective, most funds make pricing errors sooner or later, but we shouldn't have made that one. In line with frequent industry practice, the Adviser "made the Portfolio whole," reimbursing the cost of the mistake. In 1999 we have been working hard to upgrade our financial controls and compliance standards. I believe we now have some of the most stringent pricing controls in the industry.

The worst mistake in Fiscal Year 1999 was in the ultra-small holdings in several of our portfolios, particularly the Ultra-Small Company Portfolio. This Portfolio had its first negative fiscal year performance in its history, down 14.5%. A portion of this is beyond our control; ultra-small stocks experienced the worst downturn since 1974 during the last year. They recovered partially, and the asset class was down 4.2% for the year ended June 30. Value stocks did much more poorly than growth stocks. Nevertheless, for the first time in four years we underperformed our asset class benchmark in an asset class that should be the easiest to beat. We underperformed our micro-cap value-oriented competition by seven and a half percentage points. The mistake I made was holding on to beaten-up stocks too long after their fundamentals had started to deteriorate significantly. I should have learned this lesson from previous downturns, even if they were not as severe as last year.

Bridgeway Fund Turns 5!

On August 5 we celebrated Bridgeway Fund's fifth birthday. The three original portfolios: Ultra-Small Company, Aggressive Growth and Social Responsibility were started on August 5, 1994. You will begin to see them listed in five-year performance tables at the end of this month. Since the average tenure of a mutual fund portfolio manager is three and a half years, I'm starting to feel like an old timer.

How Can We Do It Better? - Disclosure of Manager Pay and Fund Ownership

TRANSLATION: This is a periodic section highlighting a management strategy Bridgeway is using to improve our performance, operations or communications. "Better" refers to our own history and/or the status of issues in our industry. This time the subject is industry disclosure of executive pay and fund ownership. I make a good, but not outrageous salary. I invest in our Fund. The Bridgeway staff and the board of directors work hard to align the financial incentives of the Adviser with those of Bridgeway shareholders. As an investor in this passively managed Portfolio, you may not care at all about these issues, as long as our expense ratio continues to be the lowest of all retail funds. If so, you may want to skip this section.

In the discussion below, the "Fund" includes all six portfolios of Bridgeway Fund. The "Adviser," is Bridgeway Capital Management, Inc., the firm that employs Bridgeway staff and charges the Fund a fee for investment advisory services.

About a year ago, various journalists criticized the mutual fund industry for lack of disclosure of manager pay and fund ownership. Public companies are required to disclose stock ownership and executive pay, so why aren't mutual funds? The following are extracts from some of the articles:

     . . . In fact, fund shareholders are often left in the dark about what some consider to be the most important disclosure question of all: Does the fund manager invest in the fund that he or she manages? Whether your fund manager "eats his own cooking" is a provocative question for fund companies. . . . Fund managers demand similar shareholder information from the major executives of companies they look to invest in. So why shouldn't fund investors be given the same opportunity?

                          Wall Street Journal, 3/18/98

     [At a recent mutual fund industry conference] . . . one person asked why fund companies are so reluctant to disclose manager's ownership interests in their own funds. . . . To defend the industry, [a fund executive]
     erected the usual . . . straw man. He said that it would be unfair to require a 35-year-old muni-bond manager to put a lot of his personal resources into an obviously inappropriate investment for someone that age. A lot of fund companies must have 35-year-old muni-bond managers, because that seems to be the 100th time I've heard that defense. This excuse doesn't hold water. Most investors wouldn't expect a young manager to put a lot of his or her own money into a muni fund. And at any rate, the fund companies could explain away this situation in a brief paragraph in each shareholder report.

                     Scott Cooley, Morningstar.net, 5/21/98

     And recently a somewhat dissenting view:

     Yes, it would be nice if you could know how your fund manager's performance is being measured--whether on the fund's asset growth, pure returns, or risk-adjusted returns, for example--so you, as a shareholder-owner, would know if the manager's interests are aligned with or in conflict with your own. But worrying about how much that manager makes simply isn't worth the effort.

                     Gregg Wolper, Morningstar.net, 5/21/98

It's probably not worth the effort because it's also not possible. Mutual funds companies are required to disclose the total fund ownership of all officers and directors as a group. Executive salaries of publicly traded investment advisory firms are available, but typically they don't include portfolio managers' salaries. By now, you probably see where I'm headed.

Bridgeway is not afraid to break new ground in the industry. We were the first fund company to provide shareholders with personalized performance numbers. We were the first to close a portfolio at what is a laughably low level by industry standards because we felt it was in shareholders' best interests. We have walked away from legal brokerage commission structures (soft dollar commissions) which would have taken money right out of shareholders' pockets and put it into the Adviser's. We are not afraid to prohibit Bridgeway portfolio managers from investing in a security that a Bridgeway portfolio might also own. (We were not the first, but we are in a tiny minority.) Thus, Bridgeway Fund is my only outlet for domestic stock market investing.

I can think of only two reasons not to disclose my compensation and investing status. First, it will eat up another two or three pages of this paper to disclose and explain. Second, I was raised to believe one does not talk publicly about one's salary. (At least I think I was. We never talked openly about salaries and we never talked about not talking about salaries. So I may be breaking a family dinner table rule here; I'm sure my family will let me know; several are also shareholders.)


                      Total          Capital        Total Net
     Year         Compensation     Contributions   Cash Flows
     ----         ------------     -------------   ----------
     1993                           (211,000)      (211,000)
     1994                           (217,000)      (217,000)
     1995             70,284         (10,000)         60,284
     1996             29,833         (12,000)         17,833
     1997            158,041                         158,041
     1998             93,096                          93,096


Total compensation in the table above includes SEP IRA contributions of $2,391, shareholder distributions of $8,200 and loans of $36,625. These figures are from the Adviser's unaudited financial statements.

I want to answer some potential questions about the table and articles above.

Does the Fund pay the Portfolio Managers' compensation?

No, but there is a financial relationship. Bridgeway Fund pays an investment advisory fee to the Adviser, which in turn helps pay all the expenses of the Adviser, including my salary. The Adviser may also make dividend distributions to all Adviser shareholders or loans to any individual.

How is the Portfolio Manager's compensation tied to Bridgeway Fund's performance?

My compensation is tied to the performance of three of our actively managed portfolios only. It relates to their performance in two ways. First, the advisory fee for these three portfolios is a function of portfolio performance. For example, the Aggressive Growth management fee varies from 0.2% of net assets to 1.6% depending on our trailing five-year performance relative to the S&P 500. (To put this in perspective, only 6% of domestic equity funds outperformed this index in the most recent five years. If these funds adopted our structure, their average fee would be only 0.3%, significantly less than the actual.) Assuming recent net assets of $10 million, the Aggressive Growth annual management fee can be as low as $20,000 or as high as $160,000. Financially, I am very focused on our performance. A performance-based management fee greatly changes how the Adviser thinks about the balance between performance and asset growth. I believe most advisers are more concerned with asset growth than performance. In my opinion, since asset growth is an enemy of fund performance in an actively managed fund, I have a strong incentive not to let these portfolios grow past the point of my managing them well.

The second and more direct way that my compensation is tied to my performance is through my salary. Salaries for all full-time Bridgeway employees, including myself, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of portfolio performance through the performance-based fee. (You can imagine that the Bridgeway staff is quite interested in how well I do my job - besides the fact that each and every one of them is also a shareholder.) My personal performance is a function of specific goals, which are integrity (10%), investment performance (50%), efficiency (10%), service (20%), and asset growth (10%). The investment performance of our portfolios thus comprises half of the evaluation score that determines my salary.

There is a lot of variability in your compensation from year to year. Why is this?

In the first years of Bridgeway, before the Adviser was making a profit for itself, I contributed capital to help cover expenses. There was no reason to draw a salary. I began drawing a salary as our cash flow allowed. Last year I kept my salary low because 1) the Adviser profits were lower than anticipated [we endured a twenty-year "small-stock storm,"] and 2) I wanted to meet federal requirements to roll my IRA into a Roth IRA.

Recent articles indicate that the median mutual fund manager total cash compensation is $274,500. Couldn't you make more working at another fund company?

Yes, currently that is true, but I can't imagine having nearly as much fun, joy or input. There are several reasons my salary is lower. First, Bridgeway's asset base is much smaller than the average fund. Second, after our expense ratio, we still trail the S&P 500 slightly with two of our actively managed portfolios, so our fees and my salary are commensurately lower. Third, by Bridgeway policy, no employee's compensation can be more than seven times that of the lowest paid employee. This isn't a constraining factor yet, but it will be before I reach the industry average. This policy is important to our company's culture and business strategy. The ratio of the highest to lowest paid employees among the largest U.S. companies has grown from 44 to 1 in 1965 to 326 to 1 in 1997. And while I'm not proposing that 7 to 1 should be a standard across corporate America, I do think executive salaries have gotten out of hand.

If Bridgeway profits take off, won't you just be taking big distributions, making your salary number irrelevant?

Some day this could be the case. We are a for-profit corporation; I am not the only shareholder, and I did make a significant investment to found Bridgeway. However, let me fill you in on some of Bridgeway's unusual distribution plans. Part of Bridgeway Capital Management's mission statement is to contribute just over half of its own profits to charitable and non-profit organizations. Eventually I do intend to recover the capital contributions I made to Bridgeway. Before this is complete, we will be donating at least 10% of annual profits to charities; afterward, just over half. The other portion of our profits is available for working capital and for shareholder distributions. I have committed to contribute 20% of my Bridgeway Capital Management shares to an employee stock ownership plan. I have a life goal of giving away $100 million annually when I retire. If I succeed at this, I will have helped make many Fund shareholders quite happy along the way. As you may be able to tell, I take great joy in both receiving and giving. From time to time I encourage our shareholders in the area of generosity, which offends a few, but "lights up" others. Some shareholders don't care what we do with our money as long as the Fund is making money for them.

You can only invest in the stock market through Bridgeway Fund. How much of each Portfolio do you own and why?

My target asset allocation is 62% Ultra-Small Company Portfolio, 5% Micro-Cap Limited, 25% Aggressive Growth, and 8% Social Responsibility. My actual valuation varies with portfolio fluctuations. At the end of June, my IRA account, my wife's IRA, plus my interest in a small investment by Bridgeway Capital Management was worth $116,000. I expect to be making additional investments in Bridgeway Fund as my family college tuition expense declines and I pay down my debt.

There are three reasons for my rather "aggressive" allocation between the Bridgeway portfolios. First, I have a very high tolerance for short-term risk with money I invest for the long-term. (I don't put money that I might need to spend in the next couple of years in the stock market, I put it in a short-term bond fund or the highest yielding money market fund I can find.) Almost all of my stock market money is my long-term retirement money. I don't expect to retire in the next 20 years. I do expect the stock market to go through several major corrections before then, but I have overall faith in the U.S. economy and would expect the market to recover, given enough time. So I generally ignore short-term fluctuations and don't lose any sleep when my investments are down 30-40% from their peak. It's the nature of the stock market to "correct" itself.

Second, since I am disciplined in ignoring short-term fluctuations, I seek out asset classes and diversifying stock picking models with higher short-term volatility coupled with historically higher average annual return. I avoid investments that use leverage to gain additional stock market exposure. This is how you really get in trouble in a major correction. Over the last fifteen years my strategy has worked very well. It would not work as well in an extended recession, but I don't anticipate recessions that last twenty years, or even ten. Although, of course, theoretically they could.

Third, since most of my investments are through my IRA, it is easy to ignore the effect of taxes. In the future, when I invest in Bridgeway Fund through a taxable account, I still plan primarily to use our actively managed portfolios, but I may hedge some by also investing a bit in our two extremely tax efficient portfolios, Ultra-Small Index and Ultra-Large 35 Index.

The following are factors that have affected my allocation between portfolios. The ultra-small asset class has the highest historical average annual return of any asset class I know. Micro-Cap Limited has the advantage of being a more "focused" and very nimble portfolio. Aggressive Growth relies primarily on models I have used for the longest period of time personally, since 1985. Social Responsibility focuses on social issues I am interested in, as well as financial performance.

Total Returns of Other Bridgeway Portfolios

Some shareholders have requested that we periodically present the performance of all Bridgeway portfolios. The performance figures help illustrate the advantage of diversification, even across some of our portfolios. This data is presented in the more common format of calendar, rather than fiscal years.

                           8/5/94 to                            1/1/99 to    Avg. Ann.     Avg. Ann.    Avg. Ann.
                           12/31/94  1995    1996  1997   1998   6/30/99     Since 8/94    Since 7/97   Since 6/98
                           --------  ----    ----  ----   ----   -------     ----------    ----------   ----------
Aggressive Growth             8.8    27.1    32.2  18.3   19.3     25.5          27.1          23.4         33.4
Ultra-Small Company          -2.8    39.8    29.7  38.0  -13.1      1.4          16.9          -5.1        -14.5
Social Responsibility         1.5    30.3    16.2  27.5   37.8     11.3          25.2          28.7         26.2
Ultra-Small Index                                         -1.8      1.4                        -0.4        -12.8
Ultra-Large 35 Index                                      39.1     14.1                        27.4         30.3
Micro-Cap Limited                                         7.6*     18.6                                     27.6

S&P 500 Index                 1.7    37.5    23.0  33.4   28.9     12.1          27.6          22.7         22.8
Russell 2000 Index            3.2    28.3    16.5  22.4   -2.6      9.3          15.3           6.7          1.5
CRSP "10" Index              -0.8    30.3    16.9  22.0  -10.8     13.1          13.5           3.7         -4.1
CRSP "9" Index                                           -8.1*     12.5                                      3.5

* Includes the period 7/1/99 - 12/31/99 only

Bridgeway Formalizes Expense Limitations

At the August 18 meeting of the Fund's Board of Directors, the directors voted unanimously to amend the management contract with the Adviser (Bridgeway Capital Management) to include the 0.75% expense limitation in the body of the contract. The expense reimbursement was previously an "undertaking" of the Adviser outside of the management contract. Its inclusion in the contract means that the expense limitation cannot be increased in the future without a vote of shareholders. Since it was never our intention to raise the expense limitation, both the Fund and the Adviser were happy to add this language to the contract. This change will be effective in the contract and incorporated in our new prospectus dated October 31, 1999.

Year 2000 Preparedness

Translation: Operationally, we consider ourselves ready. Investment-wise, we're ignoring it. This is a conscious, reasonable, and intentional decision on our part.

Bridgeway believes that its internal systems are ready for potential software and hardware issues which could arise from the year 2000. Operationally, there is still some risk that the phone company, electric utility, or other supplier will not be ready. However, we have taken reasonable steps to ensure our vendors' compliance and we have made some contingency plans. We are taking it seriously.

On the investment side, Bridgeway has taken no actions and plans to take no actions with respect to potential stock market movements around the end of the current year. For our index portfolios, we will passively hold the companies (or in the case of Ultra-Small Index, a sample of the companies) which comprise the index, regardless of their degree of preparedness. In the case of our actively managed funds, we have no model variables for "Y2K," and plan to continue to follow our current models in a disciplined way. We feel there is just as high a risk from being out of the market for a period as there is exposing our Portfolio to a Y2K-related market decline.

Conclusion

As always, we appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. The table above is just one example. Please keep your ideas coming.


Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                Shares         Value
    --------  -------                                ------         -----
Common Stock - 98.2%
    Aerospace - 0.3%
            Axsys Technologies, Inc. *                   400       $ 4,600

    Air Transport - 0.7%
            Cade Industries, Inc. *                    2,200         5,706


            World Airways, Inc. *                      3,300         5,156
                                                                   -------
                                                                    10,862
    Aluminum & Products - 0.3%
            InVision Technologies, Inc. *              1,000         5,125

    Auto Parts - 3.8%


            Hastings Manufacturing
               Company                                   300         4,069
            IMPCO Technologies, Inc. *                   829        10,570
            R & B, Inc. *                              2,300        18,975
            Raytech Corporation *                      6,400        26,400
                                                                   -------
                                                                    60,014
    Automobiles - 0.3%
            McLaren Automotive Group Inc *             1,000         4,875

    Banking - 8.7%
            Carolina Fincorp, Inc. *                     100           913
            Codorus Valley Bancorp, Inc *                400         7,100
            Community West Bancshares                    800         7,800
            Eagle BancGroup, Inc. *                      400         8,850
            FMS Financial Corporation *                  700         6,563
            FVNB Corporation *                           200         5,900
            Fidelity Federal Bancorp *                 2,945         8,835
            First Bancshares, Inc.                       600         6,900
            First Colonial Group, Inc.                   315         7,403
            Greater Community Bancorp *                  500         5,219
            Habercham Bancorp                            600         8,850
            Hallmark Capital Corporation *             1,100        12,788
            Milton Federal Financial
               Corporation *                             600         7,650
            NSD Bancorp, Inc.                            300         6,600
            Northrim Bank *                              600         6,600
            Northway Financial Inc. *                    300         8,325
            Peoples-Sidney Financial
               Corporation *                             600         6,000
            SNB Bancshares, Inc.                         500        10,000
            Timberland Bancorp, Inc. *                   500         5,875
                                                                   -------
                                                                   138,171
    Beverages - 0.4%
            Atlantic Premium Brands Ltd *              2,500         5,469

    Broadcasting - 0.6%
            Enterprise Software, Inc. *                1,200         9,600



    Building - 2.5%
            Dominion Homes, Inc. *                     1,250         9,219
            Engle Homes, Inc.                            500         6,875
            Meritage Corporation *                       450         4,922
            Miller Building Systems, Inc. *            1,000         5,875
            Orleans Homebuilders, Inc. *               2,200         4,125
            Perini Corporation *                         500         2,844
            The Rottlund Company, Inc. *               1,250         5,781
            Sundance Homes, Inc. *                       900           450
                                                                   -------
                                                                    40,091

    Chemicals - 1.5%
            Compass Plastics &
               Technologies *                          2,900       $   363
            JLM Industries, Inc. *                     1,100         5,775
            KMG Chemicals, Inc.                        1,100         6,050
            Pure World, Inc. *                         2,640        11,385
                                                                   -------
                                                                    23,573


    Data Processing - Hardware - 3.0%
            Bell Microproducts, Inc. *                   650         4,469
            Printronix, Inc. *                           700         9,800
            Prophet 21, Inc. *                         1,800        13,050
            Rimage Corporation *                       1,350        20,250
                                                                   -------
                                                                    47,569
    Data Processing - Software & Services - 13.3%
            ARDENT Software, Inc. *                    1,400        29,750
            BrightStar Information
               Technology Group *                      1,000         4,375
            CFI Proservices *                            500         5,625
            Catalyst International, Inc. *               500         8,969
            DA Consulting Group, Inc. *                  850         5,100
            FOURTH SHIFT Corporation *                 1,200         4,425
            Managed Care Solutions *                   1,000         3,625
            Mecon, Inc. *                                600         4,500
            MicroTouch Systems, Inc. *                   500         7,438
            Micros to Mainframes, Inc. *               2,500         9,063
            Performance Technologies,
               Inc. *                                    500        10,063
            Printrak International Inc. *                700         5,163
            SEEC, Inc. *                               1,100         4,675
            Unify Corporation *                        7,500       101,250
            Webhire Inc. *                             1,600         7,200
                                                                   -------
                                                                   211,221
    Drugs-Generic and OTC - 0.1%
            Natural Alternatives
               International, Inc. *                     500         1,719

    Education - Education - 0.4%
            TRO Learning, Inc *                        1,000         6,125

    Electronics/Electric - 5.8%
            Daktronics, Inc. *                           500         5,875
            Dataram Corporation *                        600         5,925
            EDO Corporation                            2,700        19,575
            Instron Corporation                          400         8,100
            PSC Inc. *                                   800         7,850
            Phoenix Gold International, Inc. *         1,000         2,250
            QualMark Corporation *                     1,200         2,775
            Vari-L Company *                           1,100         9,419
            Vicon Industries, Inc *                    3,400        30,600
                                                                   -------
                                                                    92,369
    Finance - 5.5%
            Ace Cash Express, Inc.                     1,200        16,950
            Capital Associates, Inc. *                 2,200         7,425
            Central Financial Acceptance *             1,800         6,525
            First Investors Financial
               Services Group *                        1,400         8,400
            Lexington Global Asset
               Managers, Inc. *                        2,300         8,194
            Maxcor Financial Group Inc. *              2,500         6,172

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                              Shares         Value
    --------  -------                              ------         -----
 Finance, continued
         Owosso Corporation *                       1,000         5,750
         Provident Financial
            Holdings, Inc. *                          300         6,000
         TFC Enterprises, Inc. *                    9,700        21,825
                                                                -------
                                                                 87,241


 Food - 2.9%
         AMCON Distributing Company                 1,700        17,000
         Lucille Farms, Inc. *                      2,000         6,250
         Monterey Pasta Company *                   8,400        22,050
                                                                -------
                                                                 45,300
 Food Serving - 1.6%
         Ark Restaurants Corporation. *             1,700        18,700
         Roadhouse Grill, Inc. *                    1,100         7,081
                                                                -------
                                                                 25,781
 Graphic Arts - 0.8%
         Baldwin Technology
            Company, Inc. *                         2,000         5,875
         PrimeSource Corporation *                  1,000         6,125
                                                                -------
                                                                 12,000
 Health Care Facilities - 0.7%
         Health Power, Inc. *                       2,000         4,331
         MIM Corporation *                          1,550         3,778
         NextHealth, Inc. *                         2,300         2,588
                                                                -------
                                                                 10,697
 Home Furnishings - 3.3%
         DMI Furniture Inc *                        3,400        10,200
         General Housewares Corporation*              400         7,775
         Winsloew Furniture, Inc. *                 1,000        33,625
                                                                -------
                                                                 51,600
 Household Products - 0.6%
         Safety 1st, Inc. *                         1,500         8,813

 Housewares - 0.4%
         Home Products
            International, Inc. *                     800         6,800

 Insurance - 0.8%
         21st Century Holding Company *             1,000         6,875
         Bancinsurance Corporation *                1,100         5,775
                                                                -------
                                                                 12,650
 Jewelry, Silverware, Watches - 3.1%
         Jan Bell Marketing, Inc. *                 7,100        24,850
         Michael Anthony Jewelers, Inc. *           4,200        17,063
         OroAmerica, Inc. *                         1,100         7,700
                                                                -------
                                                                 49,613
 Leather & Shoes - 0.7%
         Candie's Inc. *                              931         1,902
         Tandy Brands Accessories, Inc. *             500         8,563
                                                                -------
                                                                 10,465
 Leisure-Amusement - 2.1%
         Integrity Incorporated *                   2,200         6,738
         Noodle Kidoodle, Inc. *                    1,200         6,375
         Oshman's Sporting Goods, Inc. *            1,400         3,763
         SCP Pool Corporation *                       423        10,945
         Toymax International, Inc. *               1,300         6,663
                                                                -------
                                                                 34,484


 Machinery - 1.7%
         Denali Inc. *                                500       $ 3,750
         Riviera Tool Company *                       840         4,148
         Scherer Healthcare, Inc. *                 2,500         7,500
         Summa Industries *                           650         8,409
         Total Containment, Inc. *                  1,000         3,000
                                                                -------
                                                                 26,807
 Medical Equipment/Supplies - 0.7%
         HPSC, Inc. *                                 600         5,700
         Interpore International *                    890         3,671


         Meridian Medical
            Technologies, Inc. *                      300         1,913
                                                                -------
                                                                 11,284
 Metal/Other Fabricating - 0.6%
         The Eastern Company                          555         9,921

 Oil & Gas - 3.5%
         Bolt Technology Corporation *              1,800        10,238
         Callon Petroleum Company *                   375         3,867
         Columbus Energy Corporation *              2,090        12,540
         Dawson Geophysical Company *                 500         5,031
         Infinity, Inc. *                           3,000         6,750
         Maynard Oil Company *                        750         7,688
         Meteor Industries, Inc. *                  2,900         9,063
                                                                -------
                                                                 55,177
 Publishing - 0.2%
         PolyVision Corporation *                   1,500         3,844

 Retail Stores - 9.9%
         Andersons Inc.                               950        12,113
         Braun's Fashions Corporation *             2,400        34,350
         Cache, Inc. *                              1,100         7,563
         Calloway's Nursery, Inc. *                 2,000         2,938
         Catherines Stores Corporation *            2,000        24,750
         Cost-U-Less, Inc. *                        1,000         4,750
         Creative Computers, Inc. *                   480         3,840
         Eagle Food Centers, Inc. *                   500         1,547
         FFP Marketing Company, Inc. *                800         2,600
         Jos. A. Bank Clothiers, Inc. *             1,000         6,375
         Nitches, Inc. *                            1,300         4,631
         Pamida Holdings Corporation *              1,300        14,950
         Rag Shops, Inc. *                          3,600         8,775
         Ultimate Electronics, Inc. *                 800        14,550
         Wilsons The Leather
            Experts Inc. *                            500         8,219


         World of Science, Inc. *                   2,000         4,250
                                                                -------
                                                                156,201
 Retail Stores - Food Supermarkets - 0.2%
         Village Super Market, Inc. *                 300         3,863



 Services - 7.9%
         Advanced Marketing
            Services, Inc. *                          900        13,500
         American Physician
            Partners, Inc. *                        1,000         7,188
         Business Resource Group *                  6,100        20,206
         CORRPRO COS INC *                          2,125        18,328
         FTI Consulting, Inc. *                     1,800         9,450

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, continued
                     Showing percentage of total net assets
                                 June 30, 1999



    Industry  Company                              Shares         Value
    --------  -------                              ------         -----
   Services, continued
           GRC International, Inc. *                  2,000        17,000
           Innodata Corporation *                     1,000        11,313
           InterDent, Inc. *                            835         6,106


           International Total Services, Inc.*        2,200         7,013
           Opinion Research Corporation *               900         5,063
           Outsource International, Inc. *            1,100         4,194
           VDI Media *                                1,000         6,500
                                                              -----------
                                                                  125,861
   Steel / Iron - 0.2%
           Cold Metal Products, Inc. *                1,300         3,494

   Steel/Iron - 0.9%
           Bayou Steel Corporation *                  1,000         3,750
           Kentucky Electric Steel, Inc. *            1,700         5,738
           Webco Industries, Inc. *                     900         4,613
                                                              -----------
                                                                   14,101
   Telecommunications - 3.0%


           Able Telcom Holding
              Corporation *                           2,200        15,950
           Bogen Communications
              International, Inc. *                   3,000        19,313
           Comtech Telecommunications
              Corporation *                             650         6,906
           Corsair Communications, Inc. *             1,100         4,675
                                                              -----------
                                                                   46,844
   Textiles - 0.4%
           The Dixie Group, Inc.                        700         5,928

   Transportation/Freight - 3.2%
           Consolidated Delivery &
              Logistics, Inc. *                       4,800        16,800
           Forward Air Corporation *                  1,200        33,750
                                                              -----------
                                                                   50,550
   Trucking - 1.4%
           Landair Corporation *                        600         2,400
           P.A.M. Transportation
              Services, Inc. *                          600         5,925


   Trucking, continued
           Smithway Motor Xpress
              Corporation *                             600       $ 6,000
           USA Truck, Inc. *                            900         8,241
                                                              -----------
                                                                   22,566
   Utilities-Gas - 0.2%
           Delta Natual Gas Company, Inc.               230         3,824
                                                              ===========

   Total Common Stock (Identified Cost $1,347,118)            $ 1,557,092

Short-term Investments - 1.7%
   Money Market Funds - 1.7%
           Expedition Money Market Fund              27,034        27,034
                                                              -----------



Total Short-term Investments (Identified Cost $27,034)        $    27,034
                                                              -----------

Total Investments - 99.9%                                     $ 1,584,126

Other Assets and Liabilities, net - 0.1%                            2,039
                                                              ===========

Total Net Assets - 100.0%                                     $ 1,586,165
                                                              ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $1,374,152. Gross unrealized appreciation and depreciation were $364,165 and $154,191, respectively, or net unrealized appreciation of $209,974.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999

ASSETS:
     Investments at value (cost - $1,374,152)                                            $  1,584,126
     Receivable from adviser                                                                      671
     Receivable for dividends                                                                      48
     Prepaid expenses                                                                           7,151
     Deferred organization costs                                                                2,792
                                                                                         ------------
           Total assets                                                                     1,594,788
                                                                                         ------------

LIABILITIES:
     Bank overdraft                                                                               641
     Payable for shares redeemed                                                                2,705
     Payable for management fee                                                                    22
     Accrued expenses                                                                           5,255
                                                                                         ------------
           Total liabilities                                                                    8,623
                                                                                         ------------
     NET ASSETS (319,952 SHARES OUTSTANDING)                                             $  1,586,165
                                                                                         ============

     Net asset value, offering and redemption price per share ($1,586,165/319,952)       $       4.96
                                                                                         ============

NET ASSETS REPRESENT:
     Paid-in capital                                                                     $  1,710,546
     Undistributed net realized loss                                                         (334,355)
     Net unrealized appreciation of investments                                               209,974
                                                                                         ------------
     NET ASSETS                                                                          $  1,586,165
                                                                                         ============

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
     Dividends                                                                           $      1,431
     Interest                                                                                   1,828
                                                                                         ------------
           Total income                                                                         3,259

EXPENSES:
     Management fees                                                                            6,753
     Accounting fees                                                                            7,861
     Audit fees                                                                                 6,116
     Custody                                                                                    4,824
     Amortization of organization costs                                                           905
     Insurance                                                                                    179
     Legal                                                                                        439
     Registration fees                                                                          4,957
     Directors' fees                                                                              725
                                                                                         ------------
           Total expenses                                                                      32,759
     Less fees waived                                                                         (14,614)
     Less expenses reimbursed                                                                  (8,015)
                                                                                         ------------
           Net expenses                                                                        10,130
                                                                                         ------------

NET INVESTMENT LOSS                                                                            (6,871)
                                                                                         ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized loss on investments                                                        (334,355)
     Net change in unrealized appreciation                                                    181,969
                                                                                         ------------
     Net realized loss and unrealized appreciation                                           (152,386)
                                                                                         ------------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS                                         $   (159,257)
                                                                                         ============

See accompanying notes to financial statements

               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                       Year ended    July 31, 1997* to
INCREASE (DECREASE) IN NET ASSETS:                                   June 30, 1999     June 30, 1998
                                                                     -------------   -----------------
OPERATIONS:
     Net investment loss                                              $     (6,871)     $     (4,038)
     Net realized (loss) gain on investments                              (334,355)              837
     Net change in unrealized appreciation                                 181,969            28,005
                                                                      ------------      ------------
         Net increase resulting from operations                           (159,257)           24,804
                                                                      ------------      ------------
     Distributions to shareholders:
         From net investment income                                              0                 0
         From realized gains on investments                                      0                 0
                                                                      ------------      ------------
           Total distributions to shareholders                                   0                 0
FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                                          989,238         2,955,365
     Reinvestment of dividends                                                   0                 0
     Cost of shares redeemed                                              (773,113)       (1,450,872)
                                                                      ------------      ------------
         Net increase from Fund share transactions                         216,125         1,504,493
                                                                      ------------      ------------
         Net increase in net assets                                         56,868         1,529,297
NET ASSETS:
     Beginning of period                                                 1,529,297                 0
                                                                      ------------      ------------
     End of period                                                    $  1,586,165      $  1,529,297
                                                                      ============      ============

Number of Fund shares:
     Sold                                                                  197,735           534,300
     Issued on dividends reinvested                                              0                 0
     Redeemed                                                             (146,743)         (265,340)
                                                                      ------------      ------------
         Net increase                                                       50,992           268,960
     Outstanding at beginning of period                                    268,960                 0
                                                                      ------------      ------------
     Outstanding at end of period                                          319,952           268,960
                                                                      ============      ============



               BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                      Year ended     July 31, 1997* to
                                                                     June 30, 1999     June 30, 1998
                                                                     -------------   -----------------
PER SHARE DATA
     Net asset value, beginning of period                             $       5.69       $       5.00
                                                                      ------------       ------------
     Income (loss) from investment operations:
         Net investment loss                                                 (0.02)             (0.02)
         Net realized and unrealized gain                                    (0.71)              0.71
                                                                      ------------       ------------
              Total from investment operations                               (0.73)              0.69
                                                                      ------------       ------------
     Less distributions to shareholders:
         Net investment income                                                0.00               0.00
         Net realized gains                                                   0.00               0.00
                                                                      ------------       ------------
              Total distributions                                             0.00               0.00
                                                                      ------------       ------------
     Net asset value, end of period                                   $       4.96       $       5.69
                                                                      ============       ============

TOTAL RETURN [1]                                                             (12.8%)             13.8%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                        $  1,586,165       $  1,529,297
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                            0.75%              0.75%
         Expenses before waivers and reimbursements                           2.43%              1.74%
         Net investment loss after waivers and reimbursements                (0.51%)            (0.38%)

     Portfolio turnover rate [2]                                             48.29%             61.70%

[1]  Not annualized.
[2]  Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $5 million.

3.     Management Contract:

       The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Index Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 1999. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $835,651, and $633,859, respectively for the year ended June 30, 1999.

                              BRIDGEWAY FUND, INC.
                           ULTRA-SMALL INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


7.     Federal Income Taxes:

       At June 30, 1999 the fund had $152,824 in capital loss carryforwards for federal income tax purposes expiring June 30, 2007. The Fund incurred and elected to defer post-October 31 net capital losses of $181,531 to the year ended June 30, 2000.

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 1999 the following reclassifications were made:

          Paid-in capital                              $(6,034)
          Undistributed net investment income            6,871
          Undistributed net realized gain                 (837)

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


                                         /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 23, 1999

                             [BRIDGEWAY LETTERHEAD]



August 27, 1999

Dear Fellow Micro-Cap Limited Shareholder,

Our Portfolio was up 35.7%, making it #1 of 3,820 domestic equity funds in the June quarter. For our first fiscal year, which included the worst micro-cap downturn since 1974, we were up 27.6%, 23.7% ahead of our market benchmark of micro-cap companies. I am elated with this first year record.

Fiscal Year 1999: A Brief Review

Watching the stocks chosen by my statistical models has been very interesting this twelve months. We felt the full impact of the micro-cap bear market last fall with a September quarter decline of 24%, 0.8% worse than our micro-cap benchmark. (Some would not agree with me that this was interesting; it certainly was not pleasant.) Our telecommunications companies led the decline; all three had declines of more than 50% in less than three months. However, the Portfolio came roaring back in the December quarter (up 41.6%) as our unusually heavy focus on technology (35% of net assets) paid off nicely. In the March quarter we lost some of the previous quarter's return as four of our data processing firms worsened what would have been a mediocre quarter. Our micro-cap focus finally paid off in the June quarter; micro-caps as a group beat the performance of large companies for the first time in the one-year history of the Portfolio. Our Portfolio was firing on all cylinders, and we experienced strong gains across most sectors. The Portfolio ended the fiscal year up 27.6%, ahead of both small and large company indexes. I like the final return, but I hope not to repeat the roller coaster ride any time soon.

The table below presents our June quarter and one-year (also inception-to-date) financial results according to the formula required by the SEC. The graph presents a quarter-by-quarter view.


                                                    June Qtr.          1 Year
                                              4/1/99 to 6/30/99  7/1/98 to 6/30/99
                                              -----------------  -----------------
      Micro-Cap Limited Portfolio                    35.7%              27.6%
      Lipper Small-Cap Stock Funds(1)                16.0%               3.11%
      Russell 2000 (small growth stocks)(2)          15.6%               1.5%
      CRSP Cap-Based Portfolio 9 Index(3)            17.5%               3.5%

(1) The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3)The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future returns.


               Fund /Index Name                        Total Value
               ----------------                        -----------
          Bridgeway Micro-Cap Limited Portfolio         $12,760
          CRSP Cap-based Portfolio 9 Index              $10,355
          Lipper Small Company Funds                    $10,311
          Russell 2000 Index                            $10,150

Detailed Explanation of Fiscal Year Performance--The Movers and the Shakers

TRANSLATION: Our technology stocks carried the day. One stock appreciated 376%, adding over seven percentage points to our return.

Investing 30-35% of the Portfolio in technology stocks helped our performance significantly in the first year. So did hitting a handful of home runs. Nine appreciated more than 50%. Five of these nine companies more than doubled. Five of the nine were in the technology sector.

Our top performing stock for the year, Power Integrations, makes electronic circuits for converting from DC to the AC power widely used in personal computers, cell-phones, and industrial applications. This largely undiscovered growth company was extremely cheap when we bought it. Its revenues, earnings, and cash flow were growing; it was gaining market share, had essentially no debt and was building a cash hoard. After a 376% increase, Wall Street has definitely caught on. This company represented about three and a half percent of our holdings based on what we paid for the shares, but it added over seven percentage points to our return. Here's the list of our top performing stocks:


      Rank    Description                    Industry                         % Gain
      ----    -----------                    --------                         ------
      1       Power Integrations, Inc.      Electronics/Electric               375.6%
      2       The Children's Place          Retail Stores                      268.0%
      3       Alpha Industries, Inc.        Electronics/Electric               172.0%
      4       Advanced Digital Information  Data Processing/Hardware           158.8%
      5       Salton, Inc                   Electronics/Electric               105.1%
      6       Frontier Airlines             Transport/Air                       91.1%
      7       Titan Corp.                   Electronics/Electric                69.0%
      8       SCP Pool Corp.                Leisure/Sports-Outdoor Equipment    65.6%
      9       Pegasus Systems, Inc.         Data Processing/Services            62.9%

I'd like to use this list to make the case that I'm a genius stock picker. But I'm not. I'm just disciplined in following our quantitative models and certain principles of risk management.

Point number one. I'm no genius; not all the stocks in the Portfolio went up. Don't forget the three telecommunications stocks discussed on the first page. I'm just glad we have certain internal guidelines for diversification and managing risk, or this year might not have looked so pretty. The list of largest annual decliners is reported on the next page. Fortunately, my stock-picking models don't have to be right all the time to beat the market; they just have either to be right a majority of the time or occasionally "hit a home run." In our first fiscal year, we hit several home runs. Keep in mind, however, that I'm not trying to make Micro-Cap Limited the number one diversified domestic mutual fund in any one quarter or year. We are trying to get in the top 5% of fund rankings long term by trying to beat the market in most years. Although we've seen a couple of good quarters, I hope to continue to climb the ladder with good, consistent annual performance.

Point number two. I'm no genius; for example, I can't even really tell you why Alpha Industries went up so much last year. The company has obviously been doing some good things in the marketplace. Earnings doubled last year. The stock looked very cheap when we bought it and rather expensive when we sold it. I have never read an analyst report on the stock. (I once tried analyst recommendations as a variable in my models. It correlated negatively with stock price, so now I ignore them altogether.) Although I'm trained as an engineer, I can't even explain completely what Alpha Industries' product description means. What are "galliumarsenide integrated circuits, silicon and GaAs discrete semiconductors and ceramic products anyway? I can't even pronounce this. Maybe we could just call them some of the guts of a cell-phone. Well, I could resort to various tautologies (needless repetition in different words) to describe Alpha Industries' performance. "Demand for the shares exceeded supply." That sounds good. Sometimes people think it helps if we can label a phenomenon, even though we don't understand it. This is especially true when we think other people think we are supposed to know. When my first daughter was born my wife had an emergency Caesarian section after many hours in labor. The official reason the doctor gave was "failure to progress." I think I knew that. Besides, my wife had worked really hard and we had a beautiful baby; I didn't see why we should call it a failure. Maybe we should just call Alpha Industries' ascent "failure to go down."

Point three. I'm no genius; just ask any of my siblings, children or employees. Actually, we all respect each other; but I assure you I have never fooled them. I'm sure I haven't fooled you either.

As wonderful as the list of top performers is, obviously not everything went up during the year. The declining list isn't as pretty:


      Rank   Description                    Industry                           % Decline
      ----   -----------                    --------                           ---------
       1     Summit Design, Inc.            Data Processing/Software            -72.0%
       2     Media Arts Group               Housewares                          -67.4%
       3     Information Advantage, Inc     Data Processing/Software            -62.5%
       4     DA Consulting Group            Data Processing/Computer Services   -61.3%
       5     The Good Guys, Inc.            Retail Stores                       -59.1%
       6     Adaptive Broadband Corp.       Telecommunications/Equipment        -56.2%
       7     Hvide Marine, Inc.             Oil & Gas                           -55.3%
       8     Health Management Systems      Data Processing/Software            -52.7%
       9     Inso Corporation               Data Processing/Software            -50.5%

Summit Design is an example of a company I'd just as soon forget. After twelve quarters of steadily and dramatically increasing sales and earnings, this supplier of engineering design and analysis software reported a 35% drop in revenues and no earnings. Wall Street did not like this surprise; my model also choked. Since we sold our position, the company announced a quarterly loss and has begun looking for a new CEO.

The two tables above do illustrate one of the favorable characteristics of micro-cap stocks. In the last year, there were an equal number of greatly appreciating and greatly declining stocks. However, the most a stock price can go down is 100%, while it is possible to have a five-fold or more increase. It only takes one real winner to cover the pain of several losers. In fact, the top two performers above more than made up for all nine worst-performing stocks.

Top Ten Holdings

The following list will give you a flavor of the diversity and level of concentration of our Portfolio. We rarely put more than 4% of portfolio net assets in any one company. We often end up with stocks that represent more concentrated positions through appreciation, rather than by any decision on my part to load up on a single stock. Due to my commitment to diversification, I have trimmed several of our top ten holdings since the quarter end. The ten stocks below account for nearly half of Portfolio net assets, which is much more concentrated than Bridgeway's ultra-small portfolios and most micro-cap funds at other firms. This factor will probably make our Portfolio a bit more volatile, but will also hopefully add to long-term return. At the end of the fiscal year, the Portfolio held 46 stocks, which are listed in the attached financial statements. Here are the top ten:


     Rank        Description                       Industry                  % Net Assets
     ----        -----------                       --------                  ------------
        1        Power Integrations                Electronics/Electric             8.2%
        2        Salton, Inc.                      Electronics/Electric             6.5%
        3        Advanced Digital Information      Data Processing/Hardware         6.2%
        4        Landair Services                  Transportation                   6.1%
        5        Wiztec Solutions                  Data Processing/Software         4.2%
        6        Ladd Furniture, Inc               Home Furnishings                 4.0%
        7        Arkansas Best Group               Trucking                         3.7%
        8        Children's Place Retail Stores    Retail Stores                    3.6%
        9        Innotrac Corp.                    Services                         3.5%
       10        O'Sullivan Industries             Home Furnishings                 3.4%
                                                                                   ----
                 Total                                                             49.4%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 1999; security positions can and do change thereafter. The asset allocation information provided near the end of this letter is for disclosure purposes only and is not meant as investment advice.

Bridgeway Fund Turns 5!

On August 5 we celebrated Bridgeway Fund's fifth birthday. The three original portfolios: Ultra-Small Company, Aggressive Growth and Social Responsibility were started on August 5, 1994. You will begin to see them listed in five-year performance tables at the end of this month. Since the average tenure of a mutual fund portfolio manager is three and a half years, I'm starting to feel like an old timer.

The Worst Thing That Happened in Fiscal Year 1999

TRANSLATION: This is the annual section in which I reflect on the worst thing that happened at Bridgeway. The worst thing for 1999 was my holding on to some beaten up ultra-small stocks too long. Although several Bridgeway portfolios felt the effects, it cost our Ultra-Small Company Portfolio shareholders on the order of seven and a half percentage points in the middle of the worst ultra-small stock downturn since 1974. It cost my personal retirement money about five percentage points. A steep market correction is not the time to make such mistakes. Although I believe that in the long-term there is a strong possibility that ultra-small stocks will outperform large stocks, sifting out the under-performing ones is essential.

It's a Bridgeway tradition to highlight in each annual report the worst thing that happened at Bridgeway in the course of the last year. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know too.

Last year, Fiscal Year 1998, we had a tie for first place: failure to launch a web site and a small pricing error. I am pleased to report we did launch our web site in 1999 (www.bridgewayfund.com), and we have not repeated the pricing error. To put this latter mistake in perspective, most funds make pricing errors sooner or later, but we shouldn't have made this one. In 1999 we have been working hard to upgrade our financial controls and compliance standards. I believe we now have some of the most stringent pricing controls in the industry.

The worst Bridgeway mistake in Fiscal Year 1999 was in the ultra-small company holdings in several of our portfolios, particularly the Ultra-Small Company Portfolio. A portion of this is beyond our control; ultra-small stocks experienced the worst downturn since 1974 during last year. They recovered partially, and the asset class was down 4.2% for the year ended June 30. (Micro-caps stocks had a rough year too, but ultra-small ones were almost 8% worse.) Value stocks did much more poorly than growth stocks. (Value oriented micro-cap funds underperformed growth oriented ones by and astounding 47% in the fiscal year.) Nevertheless, we underperformed our asset class benchmark for the first time in four years in an asset class that should be the easiest to beat. We underperformed our micro-cap, value-oriented competition by seven and a half percentage points. The mistake I made was holding on to beaten up stocks too long after their fundamentals had started to significantly deteriorate. I should have learned this lesson from previous downturns, even if they were not as severe as last year.

How Can We Do It Better? - Disclosure of Manager Pay and Fund Ownership

TRANSLATION: This is a periodic section highlighting a management strategy Bridgeway is using to improve our performance, operations or communications. "Better" refers to our own history and/or the status of issues in our industry. This time the subject is industry disclosure of executive pay and fund ownership. I make a good, but not outrageous salary. I invest in our Fund. The Bridgeway staff and the board of directors work hard to align the financial incentives of the Adviser with those of Bridgeway shareholders.

In the discussion below, the "Fund" includes all six portfolios of Bridgeway Fund. The "Adviser," is Bridgeway Capital Management, Inc., the firm that employs Bridgeway staff and charges the Fund a fee for investment advisory services.

About a year ago, various journalists criticized the mutual fund industry for lack of disclosure of manager pay and fund ownership. Public companies are required to disclose stock ownership and executive pay, so why aren't mutual funds? The following are extracts from some of the articles:

     . . . In fact, fund shareholders are often left in the dark about what some consider to be the most important disclosure question of all: Does the fund manager invest in the fund that he or she manages? Whether your fund manager "eats his own cooking" is a provocative question for fund companies. . . . Fund managers demand similar shareholder information from the major executives of companies they look to invest in. So why shouldn't fund investors be given the same opportunity?

                          Wall Street Journal, 3/18/98

     [At a recent mutual fund industry conference] . . . one person asked why fund companies are so reluctant to disclose manager's ownership interests in their own funds. . . . To defend the industry, [a fund executive]
     erected the usual . . . straw man. He said that it would be unfair to require a 35-year-old muni-bond manager to put a lot of his personal resources into an obviously inappropriate investment for someone that age. A lot of fund companies must have 35-year-old muni-bond managers, because that seems to be the 100th time I've heard that defense. This excuse doesn't hold water. Most investors wouldn't expect a young manager to put a lot of his or her own money into a muni fund. And at any rate, the fund companies could explain away this situation in a brief paragraph in each shareholder report.

                     Scott Cooley, Morningstar.net, 5/21/98

     And recently a somewhat dissenting view:

     Yes, it would be nice if you could know how your fund manager's performance is being measured--whether on the fund's asset growth, pure returns, or risk-adjusted returns, for example--so you, as a shareholder-owner, would know if the manager's interests are aligned with or in conflict with your own. But worrying about how much that manager makes simply isn't worth the effort.

                     Gregg Wolper, Morningstar.net, 5/21/98

It's probably not worth the effort because it's also not possible. Mutual funds companies are required to disclose the total fund ownership of all officers and directors as a group. Executive salaries of publicly traded investment advisory firms are available, but typically they don't include portfolio managers' salaries. By now, you probably see where I'm headed.

Bridgeway is not afraid to break new ground in the industry. We were the first fund company to provide shareholders with personalized performance numbers. We were the first to close a portfolio at what is a laughably low level by industry standards because we felt it was in shareholders' best interests. We have walked away from legal brokerage commission structures (soft dollar commissions) which would have taken money right out of shareholders' pockets and put it into the Adviser's. We are not afraid to prohibit Bridgeway portfolio managers from investing in a security which a Bridgeway portfolio might also own. Thus, Bridgeway Fund is my only outlet for domestic stock market investing.

I can think of only two reasons not to disclose my compensation and investing status. First, it will eat up another two or three pages of this paper to disclose and explain. Second, I was raised to believe one does not talk publicly about one's salary. (At least I think I was. We never talked openly about salaries and we never talked about not talking about salaries. So I may be breaking a family dinner table rule here; I'm sure my family will let me know; several are also shareholders.)


                                  Total          Capital      Total Net
                Year          Compensation     Contributions  Cash Flows
                ----          ------------     -------------  ----------
                1993                            (211,000)      (211,000)
                1994                            (217,000)      (217,000)
                1995              70,284         (10,000)         60,284
                1996              29,833         (12,000)         17,833
                1997             158,041                         158,041
                1998              93,096                          93,096

     Total compensation in the table above includes SEP IRA contributions of $2,391, shareholder distributions of $8,200 and loans of $36,625. These figures are from the Adviser's unaudited financial statements.

I want to answer some potential questions about the table and articles above.

Does the Fund pay the Portfolio Managers' compensation?

No, but there is a financial relationship. Bridgeway Fund pays an investment advisory fee to the Adviser, which in turn helps pay all the expenses of the Adviser, including my salary. The Adviser may also make dividend distributions to all Adviser shareholders, or loans to any individual.

How is the Portfolio Manager's compensation tied to Bridgeway Fund's performance?

My compensation is tied to portfolio performance in two ways. First, the advisory fee, which the Micro-Cap Limited Portfolio pays to the Adviser, is a function of portfolio performance. Specifically, the management fee varies from 0.2% of net assets to 1.6% depending on our trailing five-year performance relative to the CRSP "9" Index. (To put this in perspective, only 6% of domestic equity funds outperformed an index of similar size companies in the most recent five years. If these funds adopted our structure, their average fee would be only 0.3%, significantly less than the actual.) Assuming recent net assets of $10 million, the Micro-Cap Limited annual management fee can be as low as $20,000 or as high as $160,000. Financially, I am very focused on our performance. A performance-based management fee greatly changes how the Adviser thinks about the balance between performance and asset growth. I believe most advisers are more concerned with asset growth than performance. In my opinion since asset growth is an enemy of fund performance in an actively managed fund, I have a strong incentive not to let our fund grow past the point of my managing it well.

The second and more direct way that my compensation is tied to my performance is through my salary. Salaries for all full-time Bridgeway employees, including myself, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of portfolio performance through the performance-based fee. (You can imagine that the Bridgeway staff is quite interested in how well I do my job - besides the fact that each and every one of them are also Fund shareholders in one or more Bridgeway portfolios.) My personal performance is a function of specific goals, which are integrity (10%), investment performance (50%), efficiency (10%), service (20%), and asset growth (10%). The investment performance of our Portfolios thus comprises half of the evaluation score that determines my salary.

There is a lot of variability in your compensation from year to year. Why is this?

In the first years of Bridgeway, before the Adviser was making a profit for itself, I contributed capital to help cover expenses. There was no reason to draw a salary. I began drawing a salary as our cash flow allowed. Last year I kept my salary low because 1) the Adviser profits were lower than anticipated [we endured a twenty-year "small-stock storm,"] and 2) I wanted to meet federal requirements to roll my IRA into a Roth IRA.

Recent articles indicate that the median mutual fund manager total cash compensation is $274,500. Couldn't you make more working at another fund company?

Yes, currently that is true, but I can't imagine having nearly as much fun, joy or input. There are several reasons my salary is lower. First, Bridgeway's asset base is much smaller than the average fund. Second, after our expense ratio, two of our portfolios still trail the S&P 500, so our fees and my salary are commensurately lower. Third, by Bridgeway policy, no employee's compensation can be more than seven times that of the lowest paid employee. This isn't a constraining factor yet, but it will be before I reach the industry average. This policy is important to our company's culture and business strategy. The ratio of the highest to lowest paid employees among the largest U.S. companies has grown from 44 to 1 in 1965 to 326 to 1 in 1997. And while I'm not proposing that 7 to 1 should be a standard across corporate America, I do think that executive salaries have gotten out of hand.

If Bridgeway profits take off, won't you just be taking big distributions, making your salary number irrelevant?

Some day this could be the case. We are a for-profit corporation; I am not the only shareholder, and I did make a significant investment to found Bridgeway. However, let me fill you in on some of Bridgeway's unusual distribution plans. Part of Bridgeway Capital Management's mission statement is to contribute just over half of its own profits to charitable and non-profit organizations. Eventually I do intend to recover the capital contributions I made to Bridgeway. Before this is complete, we will be donating at least 10% of annual profits to charities; afterward, just over half. The other portion of our profits is available for working capital and for shareholder distributions. I have committed to contribute 20% of my Bridgeway Capital Management shares to an employee stock ownership plan. I have a life goal of giving away $100 million annually when I retire. If I succeed at this, I will have helped make many Fund shareholders quite happy along the way. (Remember our performance-based fees; we only do well when our Fund shareholders do well.) As you may be able to tell, I take great joy in both receiving and giving. From time to time I encourage our shareholders in the area of generosity, which offends a few, but "lights up" others. Some shareholders don't care what we do with our money as long as the Fund is making money for them.

You can only invest in the stock market through Bridgeway Fund. How much of each Portfolio do you own and why?

My target asset allocation is 62% Ultra-Small Company Portfolio, 5% Micro-Cap Limited, 25% Aggressive Growth, and 8% Social Responsibility. My actual valuation varies with portfolio fluctuations. At the end of June, my IRA account, my wife's IRA, plus my interest in a small investment by Bridgeway Capital Management was worth $116,000. I expect to be making additional investments in Bridgeway Fund as my family college tuition expense declines and I pay down my debt.

There are three reasons for my rather "aggressive" allocation between the Bridgeway portfolios. First, I have a very high tolerance for short-term risk with money I invest for the long-term. (I don't put money that I might need to spend in the next couple of years in the stock market, I put it in a short-term bond fund or the highest yielding money market fund I can find.) Almost all of my stock market money is my long-term retirement money. I don't expect to retire in the next 20 years. I do expect the stock market to go through several major corrections before then, but I have overall faith in the U.S. economy and would expect the market to recover, given enough time. So I generally ignore short-term fluctuations and don't lose any sleep when my investments are down 30-40% from their peak. It's the nature of the stock market to "correct" itself.

Second, since I am disciplined in ignoring short-term fluctuations, I seek out asset classes and diversifying stock picking models with higher short-term volatility coupled with historically higher average annual return. I avoid investments that use leverage to gain additional stock market exposure. This is how you really get in trouble in a major correction. Over the last fifteen years my strategy has worked very well. It would not work as well in an extended recession, but I don't anticipate recessions that last twenty years, or even ten. Although, of course, theoretically they could.

Third, since most of my investments are through my IRA, it is easy to ignore the effect of taxes. The Micro-Cap Limited Portfolio is not one of our more tax efficient portfolios, although as portfolio manager I pay attention to tax consequences when I think it will not adversely affect total returns. I do, for example, use a tax lot accounting method to maximize short-term losses and long-term gains. In the future, when I invest in Bridgeway Fund through a taxable account, I still plan primarily to use our actively managed portfolios, but I may hedge some by also investing a bit in our two extremely tax efficient portfolios, Ultra-Small Index and Ultra-Large 35 Index.

The following are factors that have affected my allocation between portfolios. The ultra-small asset class has the highest historical average annual return of any asset class I know. Micro-Cap Limited has the advantage of being a more "focused" and very nimble portfolio. Aggressive Growth relies primarily on models I have used for the longest period of time personally, since 1985. Social Responsibility focuses on social issues I am interested in, as well as financial performance.

Total Returns of Other Bridgeway Portfolios

Some shareholders have requested that we periodically present the performance of all Bridgeway portfolios. Numbers in bold indicate the top performing portfolio in a given period. The performance figures help illustrate the advantage of diversification, even across some of our portfolios. This data is presented in the more common format of calendar, rather than fiscal years.


                         8/5/94 to                             1/1/99 to  Avg. Ann.   Avg. Ann.   Avg. Ann.
                         12/31/94   1995    1996   1997  1998   6/30/99   Since 8/94  Since 7/97  Since 6/98
                         --------   ----    ----   ----  ----   -------   ----------  ----------  ----------
Aggressive Growth             8.8   27.1    32.2   18.3  19.3     25.5       27.1       23.4       33.4
Ultra-Small Company          -2.8   39.8    29.7   38.0 -13.1      1.4       16.9       -5.1      -14.5
Social Responsibility         1.5   30.3    16.2   27.5  37.8     11.3       25.2       28.7       26.2
Ultra-Small Index                                        -1.8      1.4                  -0.4      -12.8
Ultra-Large 35 Index                                     39.1     14.1                  27.4       30.3
Micro-Cap Limited                                         7.6*    18.6                             27.6

S&P 500 Index                 1.7   37.5    23.0   33.4  28.9     12.1       27.6       22.7       22.8
Russell 2000 Index            3.2   28.3    16.5   22.4  -2.6      9.3       15.3        6.7        1.5
CRSP "10" Index              -0.8   30.3    16.9   22.0 -10.8     13.1       13.5        3.7       -4.1
CRSP "9" Index                                           -8.1*    12.5                              3.5

*Includes the period 7/1/99 - 12/31/99 only

Bridgeway Formalizes Expense Limitations

At the August 18 meeting of the Fund's Board of Directors, the directors voted unanimously to amend the management contract with the Adviser (Bridgeway Capital Management) to include the 1.9% expense limitation in the body of the contract. The expense reimbursement was previously an "undertaking" of the Adviser outside of the management contract. Its inclusion in the contract means that the expense limitation cannot be increased in the future without a vote of shareholders. Since it was never our intention to raise the expense limitation, both the Fund and the Adviser were happy to add this language to the contract. This change will be effective in the contract and incorporated in our new prospectus dated October 31, 1999.

Year 2000 Preparedness

TRANSLATION: Operationally, we consider ourselves ready. Investment-wise, we're ignoring it. This is a conscious, reasonable, and intentional decision on our part.

Bridgeway believes that its internal systems are ready for potential software and hardware issues which could arise from the year 2000. Operationally, there is still some risk that the phone company, electric utility, or other supplier will not be ready. However, we have taken reasonable steps to ensure our vendors' compliance and we have made some contingency plans. We are taking it seriously.

On the investment side, Bridgeway has taken no actions and plans to take no actions with respect to potential stock market movements around the end of the current year. For our index portfolios, we will passively hold the companies (or in the case of Ultra-Small Index, a sample of the companies) which comprise the index, regardless of their degree of preparedness. In the case of our actively managed funds, we have no model variables for "Y2K," and plan to continue to follow our current models in a disciplined way. We feel there is just as high a risk from being out of the market for a period as there is exposing our Portfolio to a Y2K-related market decline.

Conclusion

As always, we appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. The table above is just one example. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry Company                                   Shares               Value
    ----------------                                   ------           ------------
Common Stock - 93.4%
    Air Transport - 3.7%
            Amtran, Inc. *                             14,300           $    352,138
            Frontier Airlines, Inc. *                  10,000                161,250
                                                                        ------------
                                                                             513,388
    Building - 2.5%
            Building Materials Holding
               Corporation *                           16,500                189,750
            Hovnanian Enterprises, Inc. *               7,900                 69,125
            The Turner Corporation *                    4,800                 84,600
                                                                        ------------
                                                                             343,475
    Chemicals - 1.1%
            Material Sciences Corporation *             9,800                147,000

    Data Processing - Hardware - 0.3%
            NeoMagic Corporation *                      5,200                 43,713

    Data Processing - Software & Services - 23.2%
            ANSYS, Inc. *                              35,200                349,800
            Advanced Digital Information
               Corporation *                           21,300                862,650
            Caere Corporation *                        26,500                351,125
            DA consulting Group, Inc. *                19,000                114,000
            Health Management
               Systems, Inc. *                         19,500                107,250
            Merisel, Inc. *                            45,600                104,025
            MicroTouch Systems, Inc. *                 13,000                193,375
            SPSS Inc *                                  8,100                208,069
            The Santa Cruz Operation, Inc.             32,500                212,266
            Tecnomatix Technologies Ltd. *              8,000                140,000
            Wiztec Solutions Ltd. *                    24,400                579,500
                                                                        ------------
                                                                           3,222,060
    Electronics/Electric - 18.3%
            PSC Inc. *                                 12,900                126,581
            Power Integrations, Inc. *                 15,600              1,140,750
            Salton, Inc. *                             18,000                900,000
            The Titan Corporation *                    35,000                385,000
                                                                        ------------
                                                                           2,552,331


    Finance - 3.6%
            Delta Financial Corporation *               7,500                 47,813
            ISB Financial Corporation *                 3,800                 81,700
            Pilgram America Capital
               Corporation *                           19,000                368,125
                                                                        ------------
                                                                             497,638
    Health Care Facilities - 2.5%
            Sunquest Information
               Systems, Inc. *                         22,000                354,750

    Home Furnishings - 9.6%
            Ladd Furniture Inc. *                      26,700                560,700
            O'Sullivan Industries
               Holdings, Inc. *                        28,000                476,000
            Winslow Furniture, Inc,*                    9,000                302,625
                                                                        ------------
                                                                           1,339,325
    Housewares - 1.2%
            Media Arts Group, Inc. *                   37,400                163,625

    Insurance - 1.3%
            Vesta Insurance Group, Inc. *              40,000                185,000

    Leisure-Amusement - 2.7%
            JAKKS Pacific, Inc. *                       4,000                119,250
            SCP Pool Corporation *                      2,500                 64,688
            THQ Inc. *                                  6,500                186,875
                                                                        ------------
                                                                             370,813
    Medical Equipment/Supplies - 1.5%
            Empi, Inc. *                                8,500                207,188

    Retail Stores - 5.5%
            Creative Computers, Inc. *                 17,000                136,000
            The Children's Place Retail
               Stores, Inc. *                          12,464                504,792
            Wilsons The Leather
               Experts Inc. *                           7,900                129,856
                                                                        ------------
                                                                             770,648
    Services - 4.8%
            American Physician
               Partners, Inc. *                        14,000                100,625
            Innotrac Corporation *                     24,000                486,000
            Kaneb Services, Inc. *                     19,000                 80,750
                                                                        ------------
                                                                             667,375
    Telecommunications - 0.9%
            Comtech Telecommunications
               Corporation *                              350                  3,719
            Gilat Communications Ltd. *                 8,000                128,000
                                                                        ------------
                                                                             131,719
    Transportation/Freight - 6.1%
            Forward Air Corporation *                  30,400                855,000

    Trucking - 4.6%
            Arkansas Best Corporation *                51,700                513,769
            USA Truck, Inc. *                          14,000                128,188
                                                                        ------------
                                                                             641,957
                                                                        ------------
    Total Common Stock (Identified Cost $10,241,249)                    $ 13,007,005

 Short-term Investments - 6.1%
    Money Market Funds - 6.1%
            Expedition Money Market Fund              283,645                283,645
            Federated Money Market Prime
               Obligations Fund                       283,645                283,645
            SEI Daily Income Trust Prime
               Obligations Fund                       283,645                283,645
                                                                        ------------
                                                                             850,935
                                                                        ------------
    Total Short-term Investments
       (Identified Cost $850,935)                                       $    850,935
                                                                        ------------

   Total Investments - 99.5%                                            $ 13,857,940

   Other Assets and Liabilities, net - 0.5%                                   74,076
                                                                        ------------

   Total Net Assets - 100.0%                                            $ 13,932,016
                                                                        ============




* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $11,097,317.
Gross unrealized appreciation and depreciation were $3,927,923 and $1,162,167, respectively, or net unrealized appreciation of $2,765,756.


See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999


ASSETS:
     Investments at value (cost - $11,092,184)                           $13,857,940
     Cash                                                                    131,868
     Receivable for investments sold                                         123,392
     Receivable from adviser                                                     204
     Receivable for interest                                                   2,213
     Prepaid expenses                                                         10,396
     Deferred organization costs                                               7,719
                                                                         -----------
           Total assets                                                   14,133,732
                                                                         -----------
LIABILITIES:
     Payable for shares redeemed                                             109,473
     Payable for investments purchased                                        84,500
     Payable for management fee                                                    9
     Accrued expenses                                                          7,734
                                                                         -----------
           Total liabilities                                                 201,716
                                                                         -----------
     NET ASSETS (2,182,232 SHARES OUTSTANDING)                           $13,932,016
                                                                         ===========
     Net asset value, offering and redemption price per
       share ($13,932,016 /2,182,232)                                    $      6.38
                                                                         ===========

NET ASSETS REPRESENT:
     Paid-in capital                                                     $11,167,541
     Undistributed net realized loss                                          (1,281)
     Net unrealized appreciation of investments                            2,765,756
                                                                         -----------
     NET ASSETS                                                          $13,932,016
                                                                         ===========



               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
     Dividends                                                            $    9,450
     Interest                                                                 28,217
                                                                          ----------
           Total income                                                       37,667
                                                                          ----------
EXPENSES:
     Management fees                                                          99,314
     Accounting fees                                                          40,754
     Audit fees                                                                6,114
     Custody                                                                  11,520
     Amortization of organization costs                                        1,931
     Insurance                                                                   958
     Legal                                                                     2,217
     Registration fees                                                         5,510
     Directors' fees                                                           1,313
                                                                          ----------
           Total expenses                                                    169,631
                                                                          ----------
NET INVESTMENT LOSS                                                         (131,964)
                                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                        130,683
     Net change in unrealized appreciation                                 2,765,756
                                                                          ----------
     Net realized and unrealized gain                                      2,896,439
                                                                          ----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                          $2,764,475
                                                                          ==========

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS



                                                          Year ended     June 22, 1998* to
INCREASE (DECREASE) IN NET ASSETS:                       June 30, 1999     June 30, 1998
OPERATIONS:
     Net investment loss                                  $  (131,964)      $        0
     Net realized gain on investments                         130,683                0
     Net change in unrealized appreciation                  2,765,756                0
                                                          -----------       ----------
         Net increase resulting from operations             2,764,475                0
                                                          -----------       ----------
     Distributions to shareholders:
         From net investment income                                 0                0
         From realized gains on investments                         0                0
                                                          -----------       ----------
           Total distributions to shareholders                      0                0
FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares                           9,742,068        9,079,575
     Reinvestment of dividends                                      0                0
     Cost of shares redeemed                               (7,646,132)          (7,970)
                                                          -----------       ----------
         Net increase from Fund share transactions          2,095,936        9,071,605
                                                          -----------       ----------
         Net increase in net assets                         4,860,411        9,071,605
NET ASSETS:
     Beginning of period                                    9,071,605                0
                                                          -----------       ----------
     End of period                                        $13,932,016       $9,071,605
                                                          ===========       ==========

Number of Fund shares:
     Sold                                                   1,938,703        1,815,915
     Issued on dividends reinvested                                 0                0
     Redeemed                                              (1,570,792)          (1,594)
                                                          -----------       ----------
         Net increase                                         367,911        1,814,321
     Outstanding at beginning of period                     1,814,321                0
                                                          -----------       ----------
     Outstanding at end of period                           2,182,232        1,814,321
                                                          ===========       ==========



               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                   Year ended    June 22, 1998* to
                                                                  June 30, 1999   June 30, 1998
PER SHARE DATA
     Net asset value, beginning of period                         $      5.00       $     5.00
                                                                  -----------       ----------
     Income (loss) from investment operations:
         Net investment loss                                            (0.06)            0.00
         Net realized and unrealized gain                                1.44             0.00
                                                                  -----------       ----------
              Total from investment operations                           1.38             0.00
                                                                  -----------       ----------
     Less distributions to shareholders:
         Net investment income                                           0.00             0.00
         Net realized gains                                              0.00             0.00
                                                                  -----------       ----------
              Total distributions                                        0.00             0.00
                                                                  -----------       ----------
     Net asset value, end of period                               $      6.38       $     5.00
                                                                  ===========       ==========

TOTAL RETURN [1]                                                         27.6%             0.0%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                    $13,932,016       $9,071,605
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                       1.54%            0.00%
         Expenses before waivers and reimbursements                      1.54%            0.00%
         Net investment income (loss) after waivers and
          reimbursements                                                (1.20%)           0.00%

     Portfolio turnover rate [2]                                        117.0%             0.0%

[1]  Not annualized.
[2]  Annualized.
*  June 22, 1998 was initial offering.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       The Micro-Cap Limited Portfolio was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998 the portfolio's operations were restricted to accepting subscription funds. On July 1, 1998 the Portfolio began investing in micro-cap stocks and commenced other operations. The Portfolio will close to new investors whenever net assets are above $27.5 million and will close to all new investments when net assets are above $55 million.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Micro-Cap Limited Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 1.9%.

       The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the CRSP Cap-Based Portfolio 9 Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 2.8% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund, and all amounts paid for shareholder accounting are paid to the Adviser and are included in the Accounting fees expense category of the financial statements.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                           MICRO-CAP LIMITED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued



6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $21,460,799 and $11,347,097, respectively for the year ended June 30, 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Micro-Cap Limited Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Micro-Cap Limited Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from June 22, 1998 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.


                                   /s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas
August 23, 1999

     [BRIDGEWAY LOGO]

     August 27, 1999

     Dear Aggressive Growth Shareholder,

     We had a very strong quarter (up 15%) and fiscal year (up 33%). I am pleased that we are now within a stones's throw of overtaking the performance of the S&P 500 on a cumulative basis. We have beaten this performance benchmark for each of the last three quarters. Bridgeway Aggressive Growth ranks in the top quartile of aggressive growth funds both over the last year and since inception. This performance has occurred during a period of large company dominance, not the environment within which our investment style usually flourishes. Our performance has beaten that of the Russell 2000 Index of more similarly sized small stocks not only cumulatively, but also for each of the five fiscal years since inception.

     Fiscal Year 1999: A Brief Review

     This fiscal year has been one of the more interesting years to watch the stocks chosen by my statistical models. We felt the full impact of the small company bear market last fall with a September quarter decline of 23%. (Some would not agree with me that this was interesting; it certainly was not pleasant.) However, the Portfolio came roaring back in the December quarter (up 39%) as our models loaded up on some excellent mid-cap growth companies, Internet companies, and retail stocks. The March quarter saw our Internet stocks continue to explode and more than offset the drag of our small company stocks. At the end of the March quarter, our Internet-related stocks had a cost basis (initial purchase price) equal to 16% of the Portfolio, but a market value of 30% of the Portfolio, so we began trimming them back - and not a moment too soon. The Internet market darlings took significant hits in the June quarter. Our small stocks finally came to life during the most recent quarter, more than making up the drag of Internet stocks, and enabling us to beat our primary market benchmark for the third consecutive quarter.

     Performance Summary

     TRANSLATION: Over the last five years, our general concentration of smaller companies has held back our performance, as smaller companies (as represented by the Russell 2000 Index) badly underperformed larger ones (as represented by the S&P 500 Index). However, our Aggressive Growth Portfolio performance has nearly kept up with the S&P 500 in spite of this fact. We have beaten the performance of smaller companies by almost 12% per year since inception.

     The graph below presents the quarterly performance of the Aggressive Growth Portfolio relative to our benchmarks. The portfolio is close to overtaking the S&P 500 benchmark on a cumulative basis. Only


                GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND
                   INDEXES FROM 8/5/94 (INCEPTION) TO 6/30/99

                                    [CHART]

Fund / Index Name                                 Total Value
-----------------                                 -----------
Bridgeway Aggressive Growth                         $ 32,345
S&P 500 Index                                       $ 33,146
Lipper Capital Appreciation Funds                   $ 24,864
Russell 2000 Index                                  $ 20,102

     6% of domestic equity funds have beaten the S&P 500 over the last five years, a period of dramatic large company dominance. The table below presents our June quarter, one year, and life-to-date financial results according to the formula required by the SEC.

                                                         June Qtr.     1 Year    Life-to-Date
                                                          4/1/99       7/1/98      8/5/94 to
                                                        to 6/30/99   to 6/30/99   6/30/1999(3)
                                                        ----------   ----------  -------------
              Aggressive Growth Portfolio                   15.0%       33.4%        27.1%
              S&P 500 Index (large companies)(1)             7.1%       22.8%        27.7%
              Russell 2000 (small companies)(1)             15.6%        1.5%        15.3%
              Lipper Capital Appreciation Funds(2)           8.6%       20.0%        20.4%

         (1) The Russell 2000 and S&P 500 are unmanaged indexes of large and small companies, respectively, with dividends reinvested. (2) The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. (3) Life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.

     Detailed Explanation of Quarterly Performance  or  "I'm no genius"

     TRANSLATION: Some of our Internet stocks were down. Many of our small stocks and several mid-cap growth stocks more than made up the difference. Along with our discipline in following the models, our diversification across sectors, company size, and investment style helped again in the June quarter.

     In the June quarter I reduced our substantial exposure to Internet-related stocks by about one third. We trimmed our positions in AOL and Yahoo! and sold our positions in Pegasus Systems and UBID. Nothing was wrong with the fundamentals of these companies, but their prices had appreciated so far so fast that they represented too large a percentage of our holdings and represented too high a risk. This pruning effort was made none too soon as many Internet stocks fell precipitously in the quarter. Portfolio holdings AOL, AtHome and UBID declined 25%, 32% and 51%, respectively.

     While the declining stocks were concentrated in the Internet sector, five stocks in differing industries more than offset the decline of our remaining Internet holdings:

                   Rank     Company                  Industry                      % Gain
                   ----     -------                  --------                      ------
                     1      Salton Inc.              Electronics/Electric          104.6%
                     2      The Children's Place     Retail Stores                  50.3%
                     3      VISX Inc.                Machinery-Medical              47.2%
                     4      Ansys Inc.               Data Processing Software       44.5%
                     5      Qualcomm Inc.            Telecommunications             44.2%

     I'd like to use this list to make the case that I'm a genius stock picker. But I'm not. I'm just disciplined in following our quantitative models and certain principles of risk management.

     Point number one. I'm no genius: not all the stocks in the Portfolio went up. Don't forget the three Internet stocks discussed above. Although we trimmed them, we still owned them. I'm just glad we have certain internal guidelines for diversification and managing risk, or this quarter wouldn't have looked so pretty. In addition to the Internet stocks above, the list of largest annual decliners is reported on page 4. Fortunately, my stock-picking models don't have to be right all the time to beat the market; they just have either to be right a majority of the time or occasionally "hit a home run." In the last quarter and year, VISX got "home run" status over Salton, because VISX was a core position, while Salton was a smaller diversifying position. Keep in mind, however, that I'm not trying to make Aggressive Growth the number one mutual fund in any one quarter or year (we'll leave that to the sector funds and highly risky leveraged funds). We are trying to get in the top 5% of fund rankings long term by beating the market over rolling three-year periods of time. (Rolling three-year period of time work like this: 1994 through 1997, 1995 through 1998, 1996 through 1999, etc.) After five fiscal years, we rank at roughly the fourteenth percentile among domestic equity funds. I hope to continue to climb the ladder with good, consistent performance.

     Point number two. I'm no genius: for example, I can't even really tell you why Qualcomm went up so much in the June quarter. Earnings have accelerated recently. Operating cash flow has turned positive. The stock looked rather highly priced to me at the beginning of the quarter; now it looks very expensive. (But the model says hold, so I do.) I have never read an analyst report on Qualcom. (I once tried analyst recommendations as a variable in my models. It correlated negatively with stock price, so now I ignore them altogether.) Although I'm trained as an engineer, I can't even explain completely what Qualcomm's product description means. What are "code division multiple access fifth-generation single-chipsets and software for digital, wireless connections" anyway? Maybe we could just call them some of the guts of a cell-phone. Well, I could resort to various tautologies (needless repetition of an idea in different words) of Qualcomm's performance. "Demand for the shares exceeded supply." That sounds good. Sometimes people think it helps if we can label a phenomenon, even though we don't understand it. This is especially true when we think other people think we are supposed to know. When my first daughter was born, my wife had an emergency Caesarian section after many hours in labor. The official reason the doctor gave was "failure to progress." I think I knew that. Besides, we had a beautiful baby; I didn't see why we should call it a failure. Maybe we should just call Qualcomm's ascent "failure to go down."

     Point three. I'm no genius: just ask any of my siblings, children or employees. Actually, we all respect each other, but I assure you I have never fooled them. I'm sure I haven't fooled you either.

     Detailed Explanation of Fiscal Year performance

     TRANSLATION: 1999 was the sixth consecutive year of large company dominance. This was a handicap for our portfolio, which has focused more on small than large companies. However, five of our stocks more than doubled, and one went up seven-fold during the last year. These companies more than made up for any handicap we had.

     As you are probably aware, our Aggressive Growth Portfolio may invest in companies of any size. However, because our quantitative models choose one company at a time (this is called a "bottom-up" method of choosing stocks) and because there are more small companies, our stock-picking methodology tends to keep us in a greater number of smaller stocks. The following table presents the number of Aggressive Growth companies in each of ten company size groupings, along with stock market return data from the Center for Research in Security Prices (CRSP). It illustrates the breadth of investing in our Portfolio:

                                                    # of
                                     Company     Aggressive     % of All     Returns
                        Decile        Size      Growth Cos.    Companies    6/98-6/99
                        ------     -----------  -----------    ---------    ---------
                           1          large          8            21%         25.6%
                           2          large          3             8%         16.5%
                           3        mid-size         1             3%         11.2%
                           4        mid-size         1             3%          6.3%
                           5        mid-size         4            11%          7.9%
                           6          small          2             5%          5.3%
                           7          small          5            13%         -0.6%
                           8          small          7            18%          7.3%
                           9        micro-cap        4            11%          3.5%
                          10       ultra-small       3             8%         -4.2%
                                                    --           ----         -----
                                      Total         38            100%         9.6%

     The first column presents ten stock groupings according to a size methodology from CRSP. The second column translates these groupings into size labels based on data from Morningstar. (Bridgeway refers to the 10th decile as "ultra-small." Morningstar groups the 9th and 10th deciles together as micro-cap.) The third and fourth columns show the distribution of companies in our Aggressive Growth Portfolio. Thus, there were 8 very large companies in our Portfolio (the 1st decile), which represented 21% of our Portfolio. The last column presents the total return of all the companies in that size grouping over the last year. It also indicates 1) that the vast amount of the S&P 500's return in the last year (22.8%) was due to the largest companies, and 2) that the entire bottom half (smaller) of these companies badly underperformed. 3) With 55% of our companies in small size categories (deciles six through ten), one would have expected our returns to be something on the order of 9%, the weighted market return of our stocks. (Actually, one might also want to subtract an allowance for operating cost and transaction cost.) Our actual return was far better - 33.4% - which highlights the success of our models in the last year. Let's look at the stocks that contributed the most to our fiscal year return:

              Rank    Description                       Industry                            % Gain
              ----    -----------                       --------                            ------
               1      Power Integrations, Inc.          Electronics/Electric                701.4%
               2      America Online, Inc.              Internet                            318.6%
               3      Children's Place Retail Stores,   Retail Stores                       312.8%
                      Inc.
               4      Best Buy Company, Inc.            Retail Stores                       273.7%
               5      Pegasus Systems, Inc.             Data Processing/Software            233.4%
               6      VISX Inc.                         Machinery-Medical                   173.6%
               7      The Gap, Inc.                     Retail Stores                        84.5%
               8      Winsloew Furniture, Inc.          Home Furnishings                     74.7%
               9      Information Advantage, Inc        Data Processing/Software             71.8%
               10     EMC Corp.                         Data Processing/Hardware             66.1%
               11     Tellabs, Inc.                     Telecommunications                   62.7%
               12     Salton, Inc.                      Electronics/Electric                 58.7%
               13     Nokia Corp "A"                    Telecommunications                   57.7%
               14     The Charles Schwab Corp.          Finance                              56.4%
               15     Lexmark Int'l Group               Electronics/Electric                 53.8%
               16     Cisco Systems, Inc.               Data Processing/Hardware             53.1%

     Our fiscal year performance was not concentrated in any one industry, but our over-weighting of the retail and technology sectors definitely helped. At the end of the fiscal year, technology represented 24% of Portfolio net assets (versus 21% for the S&P 500), and retail represented 19% of net assets (versus 7% for the S&P 500). Four of the sixteen companies on the list above were related to the Internet. Our top performing stock for the year, Power Integrations, makes electronic circuits for converting from DC to AC power widely used in personal computers, cell phones, and industrial applications. This largely undiscovered growth company was extremely cheap when we bought it. Its revenues, earnings and cash flow were growing; it was gaining market share, had essentially no debt and was building a cash hoard. A seven-fold increase later, Wall Street definitely caught on. Since this was not a core position, however, we trimmed it back significantly before the year end, too soon, perhaps, in retrospect. As wonderful as the top performers list is, obviously not everything went up during the year. The declining list is awful, but it is also much shorter.

               Rank     Description                     Industry                        % Decline
               ----     -----------                     --------                        ---------
                1       American Eco. Corp.             Pollution Control                -69.7%
                2       AHT Corp.                       Services                         -68.5%
                3       Varco International, Inc.       Oil & Gas                        -65.3%
                4       Denamerica Corp.                Food Serving                     -65.2%

                5       Condor Technology               Data Processing/Software         -64.5%
                6       Modis Professional Services     Services                         -61.9%
                7       Safeskin Corporation            Medical Equipment/Supplies       -51.2%
                8       Sun Healthcare                  Medical Equipment/Supplies       -50.8%

     These are the stocks I'd really rather not think about. The companies ranked 1, 2, 4, 5 and 8 are examples of bad things that can happen to very small companies. Small-cap value companies as a group did very poorly in the last year and were certainly a drag on our performance. Varco slid along with dramatically declining oil prices. Safeskin, a manufacturer of medical latex gloves, saw its fortunes reverse and its stock price cut in two. After we sold it, it got cut in two again. All of these were smaller diversifying positions, but not so with Modis Professional. This was a core position that cost us about 5% on our annual performance. I hope and plan to see a core holding affect us with this magnitude only about every third year.

     Top Ten Holdings

     I invest more money in a smaller number of companies than most other portfolio managers do (a style called "concentration" or "focus"), but work very hard on overall diversification, that is, not loading up too much on any one industry (25% is the maximum) or region of the country. All together, the ten stocks below comprise half of our Portfolio assets. No more than two are in the same industry. VISX came to represent over 10% of the Portfolio primarily by appreciation. At the end of the fiscal year, the Portfolio held 38 stocks, which are listed in the attached financial statements. Here are the top ten:

                                                                                       Percent of
              Rank     Description                      Industry                       Net Assets
              ----     -----------                      --------                       ----------
                1      VISX Inc.                        Machinery                         10.5%
                2      Best Buy Company, Inc.           Retail Stores                      5.7%
                3      Children's Place Retail Stores,  Retail Stores                      5.4%
                       Inc.
                4      America Online, Inc.             Internet                           5.3%
                5      Arkansas Best Group              Trucking                           4.6%
                6      The Charles Schwab Corp.         Finance                            4.1%
                7      Winsloew Furniture, Inc.         Home Furnishings                   4.0%
                8      Qualcomm Inc.                    Telecommunications                 4.0%
                9      Amtran, Inc.                     Air Transport                      3.7%
               10      Yahoo! Inc.                      Internet                           3.6%
                                                                                          ----
                       Total                                                              50.9%

     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 1999; security positions can and do change thereafter. The asset allocation information provided near the end of this letter is for disclosure purposes only and is not meant as investment advice.

     Bridgeway Fund Turns 5!

     On August 5 we celebrated Bridgeway Fund's fifth birthday. You will begin to see Bridgeway listed in five-year performance tables at the end of this month. Since the average tenure of a mutual fund portfolio manager is three and a half years, I'm starting to feel like an old timer.

     The Worst Thing That Happened in Fiscal Year 1999

     TRANSLATION: This is the section in which I annually reflect on the worst thing that happened at Bridgeway. The worst thing in 1999 was my holding on to some beaten-up ultra-small stocks too long. Although several Bridgeway Portfolios felt the effects, it cost our Ultra-Small Company Portfolio shareholders on the order of seven and a half percentage points in the middle of the worst ultra-small downturn since 1974. It cost my personal retirement money about five percentage points. A steep market correction is not the time to make such mistakes. Although I believe that in the long-term there is a strong possibility that ultra-small stocks will large ones, sifting out the under-performing ones is essential.

     It's a Bridgeway tradition to highlight in each annual report the worst thing that happened at Bridgeway in the course of the last year. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too.

     Last year, Fiscal Year 1998, we had a tie for first place: failure to launch a web site and a small pricing error. I am pleased to report that we did launch our web site in 1999 (www.bridgewayfund.com) and that we have not repeated the pricing error. To put the latter mistake in perspective, most funds make pricing errors sooner or later, but we shouldn't have made that one. In line with frequent industry practice, the Adviser "made the Portfolio whole," reimbursing the cost of the mistake. In 1999 we have been working hard to upgrade our financial controls and compliance standards. I believe we now have some of the most stringent pricing controls in the industry.

     The worst mistake in Fiscal Year 1999 was in the ultra-small holdings in several of our Portfolios, particularly the Ultra-Small Company Portfolio. This Portfolio had its first negative fiscal year performance in its history, down 14.5%. A portion of this is beyond our control; ultra-small stocks experienced the worst downturn since 1974 during the last year. They recovered partially, and the asset class was down 4.2% for the year ended June 30. Value stocks did much more poorly than growth stocks. Nevertheless, for the first time in four years we underperformed our asset class benchmark in an asset class that should be the easiest to beat. We underperformed our micro-cap value-oriented competition by seven and a half percentage points. The mistake I made was holding on to beaten-up stocks too long after their fundamentals had started to deteriorate significantly. I should have learned this lesson from previous downturns, even if they were not as severe as last year.

     How Can We Do It Better? - Disclosure of Manager Pay and Fund Ownership

     TRANSLATION: This is a periodic section highlighting a management strategy Bridgeway is using to improve our performance, operations or communications. "Better" refers to our own history and/or the status of issues in our industry. This time the subject is industry disclosure of executive pay and fund ownership. I make a good, but not outrageous salary. I invest in our Fund. The Bridgeway staff and the board of directors work hard to align the financial incentives of the Adviser with those of Bridgeway shareholders.

     In the discussion below, the "Fund" includes all six portfolios of Bridgeway Fund. The "Adviser," is Bridgeway Capital Management, Inc., the firm that employs Bridgeway staff and charges the Fund a fee for investment advisory services.

     About a year ago, various journalists criticized the mutual fund industry for lack of disclosure of manager pay and fund ownership. Public companies are required to disclose stock ownership and executive pay, so why aren't mutual funds? The following are extracts from some of the articles:

           . . . In fact, fund shareholders are often left in the dark about what some consider to be the most important disclosure question of all: Does the fund manager invest in the fund that he or she manages? Whether your fund manager "eats his own cooking" is a provocative question for fund companies. . . . Fund managers demand similar shareholder information from the major executives of companies they look to invest in. So why shouldn't fund investors be given the same opportunity?

                               Wall Street Journal, 3/18/98


           [At a recent mutual fund industry conference] . . . one person asked why fund companies are so reluctant to disclose manager's ownership interests in their own funds. . . . To defend the industry, [a fund executive] erected the usual . . . straw man. He said that it would be unfair to require a 35-year-old muni-bond manager to put a lot of his personal resources into an obviously inappropriate investment for someone that age. A lot of fund companies must have 35-year-old muni-bond managers, because that seems to be the 100th time I've heard that defense. This excuse doesn't hold water. Most investors wouldn't expect a young manager to put a lot of his or her own money into a muni fund. And at any rate, the fund companies could explain away this situation in a brief paragraph in each shareholder report.

                               Scott Cooley, Morningstar.net, 5/21/98


           And recently a somewhat dissenting view:

           Yes, it would be nice if you could know how your fund manager's performance is being measured--whether on the fund's asset growth, pure returns, or risk-adjusted returns, for example--so you, as a shareholder-owner, would know if the manager's interests are aligned with or in conflict with your own. But worrying about how much that manager makes simply isn't worth the effort.

                               Gregg Wolper, Morningstar.net, 5/21/98


     It's probably not worth the effort because it's also not possible. Mutual funds companies are required to disclose the total fund ownership of all officers and directors as a group. Executive salaries of publicly traded investment advisory firms are available, but typically they don't include portfolio managers' salaries. By now, you probably see where I'm headed.

     Bridgeway is not afraid to break new ground in the industry. We were the first fund company to provide shareholders with personalized performance numbers. We were the first to close a portfolio at what is a laughably low level by industry standards because we felt it was in shareholders' best interests. We have walked away from legal brokerage commission structures (soft dollar commissions) which would have taken money right out of shareholders' pockets and put it into the Adviser's. We are not afraid to prohibit Bridgeway portfolio managers from investing in a security which a Bridgeway portfolio might also own. (We were not the first, but we are in a tiny minority.) Thus, Bridgeway Fund is my only outlet for domestic stock market investing.

     I can think of only two reasons not to disclose my compensation and investing status. First, it will eat up another two or three pages of this paper to disclose and explain. Second, I was raised to believe one does not talk publicly about one's salary. (At least I think I was. We never talked openly about salaries and we never talked about not talking about salaries. So I may be breaking a family dinner table rule here; I'm sure my family will let me know; several are also shareholders.)

                              Total          Capital      Total Net
              Year        Compensation     Contributions  Cash Flows
              ----        ------------     -------------  ----------
              1993                            (211,000)     (211,000)
              1994                            (217,000)     (217,000)
              1995              70,284         (10,000)        60,284
              1996              29,833         (12,000)        17,833
              1997             158,041                        158,041
              1998              93,096                         93,096

     Total compensation in the table above includes SEP IRA contributions of $2,391, shareholder distributions of $8,200 and loans of $36,625. These figures are from the Adviser's unaudited financial statements.

     I want to answer some potential questions about the table and articles above.

     Does the Fund pay the Portfolio Managers' compensation?

     No, but there is a financial relationship. Bridgeway Fund pays an investment advisory fee to the Adviser, which in turn helps pay all the expenses of the Adviser, including my salary. The Adviser may also make dividend distributions to all Adviser shareholders, or loans to any individual.

     How is the Portfolio Manager's compensation tied to Bridgeway Fund's performance?

     My compensation is tied to portfolio performance in two ways. First, the advisory fee, which the Aggressive Growth Portfolio pays to the Adviser, is a function of Portfolio performance. Specifically, the management fee varies from 0.2% of net assets to 1.6% depending on our trailing five-year performance relative to the S&P 500. (To put this in perspective, only 6% of domestic equity funds outperformed this index in the most recent five years. If these funds adopted our structure, their average fee would be only 0.3%, significantly less than the actual.) Assuming recent net assets of $10 million, the Aggressive Growth annual management fee can be as low as $20,000 or as high as $160,000. Financially, I am very focused on our performance. A performance-based management fee greatly changes how the Adviser thinks about the balance between performance and asset growth. I believe most advisers are more concerned with asset growth than performance. Since asset growth is an enemy of fund performance in an actively managed fund, I have a strong incentive not to let our fund grow past the point of my managing it well.

     The second and more direct way that my compensation is tied to my performance is through my salary. Salaries for all full-time Bridgeway employees, including myself, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Portfolio performance through the performance-based fee. (You can imagine that the Bridgeway staff is quite interested in how well I do my job - besides the fact that each and every one of them is also a shareholder in one or more Bridgeway portfolios.) My personal performance is a function of specific goals, which are integrity (10%), investment performance (50%), efficiency (10%), service (20%), and asset growth (10%). The investment performance of our Portfolios thus comprises half of the evaluation score that determines my salary.

     There is a lot of variability in your compensation from year to year. Why is this?

     In the first years of Bridgeway, before the Adviser was making a profit for itself, I contributed capital to help cover expenses. There was no reason to draw a salary. I began drawing a salary as our cash flow allowed. Last year I kept my salary low because 1) the Adviser profits were lower than anticipated [we endured a twenty-year "small-stock storm,"] and 2) I wanted to meet federal requirements to roll my IRA into a Roth IRA.

     Recent articles indicate that the median mutual fund manager total cash compensation is $274,500. Couldn't you make more working at another fund company?

     Yes, currently that is true, but I can't imagine having nearly as much fun, joy or input. There are several reasons my salary is lower. First, Bridgeway's asset base is much smaller than the average fund. Second, after our expense ratio, we still trail the S&P 500 slightly, so our fees and my salary are commensurately lower. Third, by Bridgeway policy, no employee's compensation can be more than seven times that of the lowest paid employee. This isn't a constraining factor yet, but it will be before I reach the industry average. This policy is important to our company's culture and business strategy. The ratio of the highest to lowest paid employees among the largest U.S. companies has grown from 44 to 1 in 1965 to 326 to 1 in 1997. And while I'm not proposing that 7 to 1 should be a standard across corporate America, I do think executive salaries have gotten out of hand.

     If Bridgeway profits take off, won't you just be taking big distributions, making your salary number irrelevant?

     Some day this could be the case. We are a for-profit corporation; I am not the only shareholder, and I did make a significant investment to found Bridgeway. However, let me fill you in on some of Bridgeway's unusual distribution plans. Part of Bridgeway Capital Management's mission statement is to contribute just over half of its own profits to charitable and non-profit organizations. Eventually I do intend to recover the capital contributions I made to Bridgeway. Before this is complete, we will be donating at least 10% of annual profits to charities; afterward, just over half. The other portion of our profits is available for working capital and for shareholder distributions. I have committed to contribute 20% of my Bridgeway Capital Management shares to an employee stock ownership plan. I have a life goal of giving away $100 million annually when I retire. If I succeed at this, I will have helped make many Fund shareholders quite happy along the way. (Remember our performance-based fees; we only do well when our Fund shareholders do well.) As you may be able to tell, I take great joy in both receiving and giving. From time to time I encourage our shareholders in the area of generosity, which offends a few, but "lights up" others. Some shareholders don't care what we do with our money as long as the Fund is making money for them.

     You can only invest in the stock market through Bridgeway Fund. How much of each Portfolio do you own and why?

     My target asset allocation is 62% Ultra-Small Company Portfolio, 5% Micro-Cap Limited, 25% Aggressive Growth, and 8% Social Responsibility. My actual valuation varies with portfolio fluctuations. At the end of June, my IRA account, my wife's IRA, plus my interest in a small investment by Bridgeway Capital Management was worth $116,000. I expect to be making additional investments in Bridgeway Fund as my family college tuition expense declines and I pay down my debt.

     There are three reasons for my rather "aggressive" allocation between the Bridgeway portfolios. First, I have a very high tolerance for short-term risk with money I invest for the long-term. (I don't put money that I might need to spend in the next couple of years in the stock market, I put it in a short-term bond fund or the highest yielding money market fund I can find.) Almost all of my stock market money is my long-term retirement money. I don't expect to retire in the next 20 years. I do expect the stock market to go through several major corrections before then, but I have overall faith in the U.S. economy and would expect the market to recover, given enough time. So I generally ignore short-term fluctuations and don't lose any sleep when my investments are down 30-40% from their peak. It's the nature of the stock market to "correct" itself.

     Second, since I am disciplined in ignoring short-term fluctuations, I seek out asset classes and diversifying stock picking models with higher short-term volatility coupled with historically higher average annual return. I avoid investments that use leverage to gain additional stock market exposure. This is how you really get in trouble in a major correction. (However, Aggressive Growth can use leverage while seeking an overall market risk roughly equal to the market over longer time periods.) Over the last fifteen years my strategy has worked very well. It would not work as well in an extended recession, but I don't anticipate recessions that last twenty years, or even ten. Although, of course, theoretically they could.

     Third, since most of my investments are through my IRA, it is easy to ignore the effect of taxes. Aggressive Growth is not one of our more tax efficient portfolios, although as portfolio manager I pay attention to tax consequences when I think it will not adversely affect total returns. I do, for example, use a tax lot accounting method to maximize short-term losses and long-term grains. In the future, when I invest in Bridgeway Fund through a taxable account, I still plan primarily to use our actively managed portfolios, but I may hedge some by also investing a bit in our two extremely tax efficient portfolios, Ultra-Small Index and Ultra-Large 35 Index.

     The following are factors that have affected my allocation between portfolios. The ultra-small asset class has the highest historical average annual return of any asset class I know. Micro-Cap Limited has the advantage of being a more "focused" and very nimble portfolio. Aggressive Growth relies primarily on models I have used for the longest period of time personally, since 1985. Social Responsibility focuses on social issues I am interested in, as well as financial performance.

     Total Returns of Other Bridgeway Portfolios

     Some shareholders have requested that we periodically present the performance of all Bridgeway portfolios. Numbers in bold indicate the top performing portfolio in a given period. The performance figures help illustrate the advantage of diversification, even across some of our portfolios. This data is presented in the more common format of calendar, rather than fiscal years.

                               8/5/94 to                            1/1/99 to   Avg. Ann.  Avg. Ann.  Avg. Ann.
                               12/31/94   1995  1996   1997   1998   6/30/99   Since 8/94 Since 7/97 Since 6/98
                               ---------  ----  ----   ----   ----  ---------  ---------- ---------- ----------
     Aggressive Growth             8.8    27.1  32.2   18.3   19.3     25.5       27.1       23.4       33.4
     Ultra-Small Company          -2.8    39.8  29.7   38.0  -13.1      1.4       16.9       -5.1      -14.5
     Social Responsibility         1.5    30.3  16.2   27.5   37.8     11.3       25.2       28.7       26.2
     Ultra-Small Index                                        -1.8      1.4                  -0.4      -12.8
     Ultra-Large 35 Index                                     39.1     14.1                  27.4       30.3
     Micro-Cap Limited                                         7.6*    18.6                             27.6

     S&P 500 Index                 1.7    37.5  23.0   33.4   28.9     12.1       27.6       22.7       22.8
     Russell 2000 Index            3.2    28.3  16.5   22.4   -2.6      9.3       15.3        6.7        1.5
     CRSP "10" Index              -0.8    30.3  16.9   22.0  -10.8     13.1       13.5        3.7       -4.1
     CRSP "9" Index                                           -8.1*    12.5                              3.5

     *Includes the period 7/1/99 - 12/31/99 only

     Bridgeway Formalizes Expense Limitations

     At the August 18 meeting of the Fund's Board of Directors, the directors voted unanimously to amend the management contract with the Adviser (Bridgeway Capital Management) to include the 2.0% expense limitation in the body of the contract. The expense reimbursement was previously an "undertaking" of the Adviser outside of the management contract. Its inclusion in the contract means that the expense limitation cannot be increased in the future without a vote of shareholders. Since it was never our intention to raise the expense limitation, both the Fund and the Adviser were happy to add this language to the contract. This change will be effective in the contract and incorporated in our new prospectus dated October 31, 1999.

     Year 2000 Preparedness

     TRANSLATION: Operationally, we consider ourselves ready. Investment-wise, we're ignoring it. This is a conscious, reasonable, and intentional decision on our part.

     Bridgeway believes that its internal systems are ready for potential software and hardware issues which could arise from the year 2000. Operationally, there is still some risk that the phone company, electric utility, or other supplier will not be ready. However, we have taken reasonable steps to ensure our vendors' compliance and we have made some contingency plans. We are taking it seriously.

     On the investment side, Bridgeway has taken no actions and plans to take no actions with respect to potential stock market movements around the end of the current year. For our index portfolios, we will passively hold the companies (or in the case of Ultra-Small Index, a sample of the companies) which comprise the index, regardless of their degree of preparedness. In the case of our actively managed funds, we have no model variables for "Y2K," and plan to continue to follow our current models in a disciplined way. We feel there is just as high a risk from being out of the market for a period as there is exposing our Portfolio to a Y2K-related market decline.

     Conclusion

     As always, I appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. The table above is just one example. Please keep your ideas coming.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


     Industry  Company                                Shares           Value
     --------  -------                                ------           -----
Common Stock - 95.2%
     Air Transport - 5.4%
               Amtran, Inc. *                         14,250     $   350,906
               Frontier Airlines, Inc. *              10,000         161,250
                                                                 -----------
                                                                     512,156
     Automobiles - 3.5%
               Ford Motor Company                      5,800         332,050

     Data Processing - Computer Systems - 2.3%
               Siebel Systems, Inc. *                  3,300         218,831

     Data Processing - Software & Services - 16.1%
               ANSYS, Inc. *                          27,300         271,294
               ARDENT Software, Inc. *                   100           2,125
               America Online, Inc. *                  4,600         508,300
               At Home Corporation *                   2,000         107,875
               CNET, Inc. *                            2,600         149,825
               Condor Technology
                  Solutions, Inc.*                    14,700          68,906
               Yahoo! Inc. *                           1,970         339,333
               uBid, Inc. *                            2,708          86,656
                                                                 -----------
                                                                   1,534,314
     Drugs-Generic and OTC - 2.8%
               Chattem, Inc. *                         4,700         149,519
               Medco Research, Inc. *                  4,500         118,125
                                                                 -----------
                                                                     267,644

     Electronics/Electric - 5.7%
               Instron Corporation                     5,000         101,250
               InterVoice, Inc. *                     12,900         186,244
               Power Integrations, Inc. *              1,000          73,125
               Salton, Inc. *                          3,660         183,000
                                                                 -----------
                                                                     543,619
     Finance - 6.7%
               ADVANTA Corporation                     3,600          65,025
               Pilgram America Capital
                  Corporation *                        9,300         180,188
               The Charles Schwab Corporation          3,565         388,585
                                                                 -----------
                                                                     633,798

     Home Furnishings - 4.0%
               Winsloew Furniture, Inc. *             11,400         383,325

     Jewelry, Silverware, Watches - 0.9%
               Jan Bell Marketing, Inc. *             25,500          89,250

     Machinery - 10.5%
               VISX, Inc. *                           12,600         997,763

     Medical Equipment/Supplies - 1.6%
               ICU Medical, Inc. *                     8,700         153,881

     Retail Stores - 18.5%
               American Eagle Outfitters, Inc. *       5,600         254,800
               Ann Taylor Stores Corporation *         6,000         270,000
               Best Buy Company, Inc. *                8,000         540,000
               Creative Computers, Inc. *              6,125          49,000
               The Children's Place Retail Stores,    12,636         511,758
               The Gap, Inc.                           2,700         136,013
                                                                 -----------
                                                                   1,761,571

   Services - 1.8%
             Innotrac Corporation *                   8,500     $  172,125

   Shipping/Shipbuilding - 0.0%
             Kirby Corporation *                         10            212

   Telecommunications - 9.0%
             Dycom Industries, Inc. *                 5,200        291,200
             QUALCOMM Inc. *                          2,650        380,275
             Tellabs, Inc. *                          2,700        182,419
                                                               -----------
                                                                   853,894
   Trucking - 6.4%
             Arkansas Best Corporation *             44,000        437,250
             Wabash National Corporation *            8,600        166,625
                                                               -----------
                                                                   603,875
                                                               -----------

   Total Common Stock (Identified Cost $6,424,710)             $ 9,058,308

Options - 0.2%
   Russell 2000 Index - 0.1%
             July, 1999 Calls @ $455 *                   12          9,900
   S&P 100 Index - 0.1%
             January, 2000 Puts @ 620 *                   5         10,563
                                                               -----------
                                                                    20,463

                                                               ===========

   Total Options (Identified Cost $25,956)                     $    20,463

Short-term Investments - 2.0%
   Money Market Funds - 2.0%


             Expedition Money Market Fund            63,101         63,101
             Federated Money Market Prime
                Obligations Fund                     61,245         61,245
             SEI Daily Income Trust Prime
                Obligations Fund                     61,245         61,245
                                                               -----------
                                                                   185,591

                                                               ===========

   Total Short-term Investments
      (Identified Cost $185,591)                                 $ 185,591

                                                               -----------

Total Investments - 97.4%                                      $ 9,264,362

Other Assets and Liabilities, net - 2.6%                           245,261

                                                               ===========

Total Net Assets - 100.0%                                      $ 9,509,623
                                                               ===========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $6,636,257. Gross unrealized appreciation and depreciation were $2,823,681 and $195,576, respectively, or net unrealized appreciation of $2,628,105.

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999

ASSETS:
      Investments at value (cost - $6,636,257)                                                        $9,264,362
      Cash                                                                                                90,793
      Receivable from adviser                                                                                177
      Receivable for securities sold                                                                     167,186
      Receivable for interest                                                                              1,382
      Prepaid expenses                                                                                     5,000
                                                                                                      ----------
            Total assets                                                                               9,528,900
                                                                                                      ----------

LIABILITIES:
      Payable for shares redeemed                                                                            574
      Payable for investments purchased                                                                    9,927
      Payable for management fee                                                                              52
      Accrued expenses                                                                                     8,724
                                                                                                      ----------
            Total liabilities                                                                             19,277
                                                                                                      ----------
      NET ASSETS ( 365,420 SHARES OUTSTANDING)                                                        $9,509,623
                                                                                                      ==========
      Net asset value, offering and redemption price per share ($9,509,623 / 365,420)                     $26.02
                                                                                                      ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                                 $6,151,083
      Undistributed net realized gain                                                                    730,435
      Net unrealized appreciation of investments                                                       2,628,105
                                                                                                      ----------
      NET ASSETS                                                                                      $9,509,623
                                                                                                      ==========

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                                          $10,766
      Interest                                                                                            17,124
                                                                                                      ----------
            Total income                                                                                  27,890

EXPENSES:
      Management fees                                                                                     14,577
      Accounting fees                                                                                     36,583
      Audit fees                                                                                           5,201
      Custody                                                                                              4,159
      Amortization of organization costs                                                                   4,614
      Insurance                                                                                            1,026
      Legal                                                                                                    6
      Registration fees                                                                                    7,592
      Directors' fees                                                                                      1,379
      Miscellaneous                                                                                          307
                                                                                                      ----------
            Total expenses                                                                                75,444
                                                                                                      ----------

NET INVESTMENT LOSS                                                                                      (47,554)
                                                                                                      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                                   839,698
      Net realized loss on options                                                                       (61,855)
      Net change in unrealized appreciation                                                            1,914,535
                                                                                                      ----------
      Net realized and unrealized gain                                                                 2,692,378
                                                                                                      ----------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                                      $2,644,824
                                                                                                      ==========

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  Year ended         Year ended
INCREASE (DECREASE) IN NET ASSETS:                              June 30, 1999      June 30, 1998
OPERATIONS:
      Net investment loss                                       $      (47,554)    $      (80,860)
      Net realized gain on investments                                 839,698            584,511
      Net realized loss on options                                     (61,855)           (27,950)
      Net change in unrealized appreciation                          1,914,535            213,313
-------------------------------------------------------------------------------------------------
          Net increase resulting from operations                     2,644,824            689,014
-------------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From net investment income                                         0                  0
          From realized gains on investments                          (196,285)          (455,880)
-------------------------------------------------------------------------------------------------
            Total distributions to shareholders                       (196,285)          (455,880)

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                   6,114,447          6,076,613
      Reinvestment of dividends                                        195,660            451,952
      Cost of shares redeemed                                       (6,100,843)        (3,330,369)
-------------------------------------------------------------------------------------------------
          Net increase from Fund share transactions                    209,264          3,198,196
-------------------------------------------------------------------------------------------------
          Net increase in net assets                                 2,657,803          3,431,330
NET ASSETS:
      Beginning of period                                            6,851,820          3,420,490
-------------------------------------------------------------------------------------------------
      End of period                                                 $9,509,623         $6,851,820
-------------------------------------------------------------------------------------------------

Number of Fund shares:
      Sold                                                             313,043            293,674
      Issued on dividends reinvested                                    13,635             25,433
      Redeemed                                                        (298,404)          (163,996)
-------------------------------------------------------------------------------------------------
          Net increase                                                  28,274            155,111
      Outstanding at beginning of period                               337,146            182,035
-------------------------------------------------------------------------------------------------
      Outstanding at end of period                                     365,420            337,146
-------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                        Year ended          Year ended          Year ended
                                                                       June 30, 1999       June 30, 1998       June 30, 1997
PER SHARE DATA
      Net asset value, beginning of period                                    $20.32              $18.79              $16.66
------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
          Net investment loss                                                  (0.13)              (0.30)              (0.24)
          Net realized and unrealized gain                                      6.43                3.46                3.43
------------------------------------------------------------------------------------------------------------------------------
               Total from investment operations                                 6.30                3.16                3.19
------------------------------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                                                 0.00                0.00                0.00
          Net realized gains                                                   (0.60)              (1.63)              (1.06)
------------------------------------------------------------------------------------------------------------------------------
               Total distributions                                             (0.60)              (1.63)              (1.06)
------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                                          $26.02              $20.32              $18.79
==============================================================================================================================

TOTAL RETURN [1]                                                               33.4%               18.1%               19.9%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                           $9,509,623          $6,851,820          $3,420,490
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                            1.04%               2.00%               2.00%
          Expenses before waivers and reimbursements                           1.04%               2.00%               2.77%
          Net investment loss after waivers and reimbursements                (0.65%)             (1.50%)             (1.40%)

      Portfolio turnover rate [2]                                             211.1%              132.3%              138.9%

                                                                        Year ended          8/5/94* to
                                                                       June 30, 1996      June 30, 1995
PER SHARE DATA
      Net asset value, beginning of period                                    $11.71              $9.89
--------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
          Net investment loss                                                  (0.18)             (0.02)
          Net realized and unrealized gain                                      5.22               1.84
--------------------------------------------------------------------------------------------------------
               Total from investment operations                                 5.04               1.82
--------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
          Net investment income                                                 0.00               0.00
          Net realized gains                                                   (0.09)              0.00
--------------------------------------------------------------------------------------------------------
               Total distributions                                             (0.09)              0.00
--------------------------------------------------------------------------------------------------------
      Net asset value, end of period                                          $16.66             $11.71
========================================================================================================

TOTAL RETURN [1]                                                               43.3%              19.5%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                           $1,502,485           $276,272
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                            1.97%              1.86%
          Expenses before waivers and reimbursements                           5.73%             16.15%
          Net investment loss after waivers and reimbursements                (1.26%)            (0.30%)

      Portfolio turnover rate [2]                                             167.7%             139.9%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
 * August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See prospectus for additional risk information.)

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.     Significant Accounting Policies, Continued:

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Use of Derivative Instruments:

       The Aggressive Growth Portfolio may use derivative securities such as futures, stock options and index options. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Aggressive Growth Portfolio follows:

                                                Call Options                   Put Options
                                          -------------------------      ------------------------
                                             Number           Cost          Number          Cost
                                          ----------  -------------      ----------  ------------
       Options outstanding June 30, 1998         206  $      94,431               0  $          0
       Options purchased                          82         82,748              36        49,450
       Options expired                          (106)       (55,174)              0             0
       Options exercised                         (14)        (6,857)             (6)       (3,175)
       Options closed                           (156)      (105,221)            (25)      (30,246)
                                          ----------  -------------      ----------  ------------
       Options outstanding June 30, 1999          12  $       9,927               5  $     16,029
                                          ==========  =============      ==========  ============

       Market value June 30, 1999                     $       9,900                  $     10,563
                                                      =============                  ============


  4.   Management Contract:

       The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of the portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

       The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

                              BRIDGEWAY FUND, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


5.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

6.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $14,777,819 and $15,217,829, respectively, for the year ended June 30, 1999.

8.     Federal Income Taxes:

       During the year ended June 30, 1999, the Fund paid a dividend from net investment income of $0.1005 and a long-term capital gain distribution of $0.4962 per share to shareholders of record. None of the dividends paid by the fund are eligible for the dividends received deduction of corporate shareholders.

       Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 1999 the following reclassifications were made:

                  Paid-in capital                                $   (676)
                  Undistributed net investment income              47,554
                  Undistributed net realized gain                 (46,878)

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Aggressive Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Aggressive Growth Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from August 5, 1994 (commencement of operations) to June 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.


                                              /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 23, 1999

                             [BRIDGEWAY LETTERHEAD]



     August 27, 1999


     Dear Fellow Social Responsibility Shareholder,

     Our Portfolio's financial performance for our fifth fiscal year was excellent. Total return for the year ended June 30, 1999 was three and a half percent above the S&P 500 Index, and more than ten percentage points above the average growth and income fund. For the second fiscal year in a row, we beat the S&P 500. Our Portfolio ranked eighth of 50 socially responsible equity funds for one-year performance and thirteenth of 30 funds for three-year performance, according to Morningstar.

     Performance Summary

     The following table presents the SEC standardized performance for the June quarter, one year, and life-to-date. The graph presents a quarter-by-quarter view.

                                         June Qtr.     1 Year      Life-to-Date
                                          4/1/99      7/1/98 to      8/5/94 to
                                        to 6/30/99     6/30/99        6/30/99(3)
                                        ----------    ---------     ------------
Social Responsibility Portfolio            4.6%         26.2%          25.2%
S&P 500 (large stocks)(1)                  7.1%         22.8%          27.7%
Lipper Growth and Income Funds(2)          8.8%         15.3%          21.3%

     (1) The S&P 500 is an unmanaged index of large stocks, with dividends reinvested. (2) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (3) Life-to-date returns are annualized; quarterly returns are not annualized. Past performance does not guarantee future returns.

                GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES
                      FROM (INCEPTION) 8/5/94 TO 6/30/99



                                    [CHART]


            -------------------------------------------------
            Fund/Index Name                       Total Value
            -------------------------------------------------

            Bridgeway Social                        $30,055
              Responsibility Portfolio

            S&P 500 Index                           $33,146

            Lipper Growth & Income                  $25,790
              Funds
            -------------------------------------------------

     Explanation of Financial Performance

     TRANSLATION: Our strong exposure to the retail sector (18.5% of net assets) and health sector (16.8%) worked in our favor this year. Relatively low exposure to energy stocks and no exposure to tobacco also helped our portfolio since these sectors of the economy performed poorly. Other contributing factors were a focus on larger stocks and to a lesser degree on growth stocks.

     The following table presents stocks that gained at least 50% during the fiscal year:

Rank      Company                   Industry                       % Change
----      -------                   --------                       --------
  1       Unify Corp.               Data Processing-Software         414%
  2       The Gap, Inc.             Retail Stores                     84%
  3       Vodafone Group PLC        Telecommunications                78%
  4       Railamerica Inc.          Railroads                         74%
  5       Microsoft Corp.           Data Processing-Software          66%
  6       VISX Inc.                 Machinery (medical)               58%
  7       Home Depot, Inc.          Retail Stores                     55%

     Software firms and retail stores each took two of the top seven spots in our ranking of companies' financial performance. Interestingly, the software firms represented both ends of the size spectrum to include the largest U.S. company and one of the smallest. You will recognize Microsoft. Unify develops and sells software for companies offering electronic commerce over the Internet. Although the firm more than quadrupled during the year, it was not your classic Internet initial public offering with no earnings and a hope of making it big. The company's stock price was only $13.50 at fiscal year end, but its earnings per share are more than AOL. AOL's price/share was more than eight times greater - $110 per share. You can guess which company I think has more price appreciation potential.

     Of course not all our stocks went up. Thankfully, however, we only had one that declined more than 50%. Safeskin, a manufacturer of gloves for medical use, was one of our better-performing stocks in 1997 and 1998. Unfortunately, the company stumbled in its international expansion effort. Its fortunes reversed, and its stock price was cut in two. I'm glad we sold when we did; the price was cut in two again after we sold it.

     Largest Positions

     Our largest ten portfolio positions on June 30, 1999 continue to reflect retail, computers and finance as our leading sectors:

Company                               Industry                     % Net Assets
-------                               --------                     ------------
International Business Machines       Data Processing-Hardware         6.2%
Unify Corp.                           Data Processing-Software         5.7%
The Gap, Inc.                         Retail Stores                    5.1%
Starbucks Corp.                       Retail Stores                    4.5%
Xerox, Inc.                           Electronics/Electric             4.5%
VISX, Inc.                            Machinery                        4.5%
Chase Manhattan Bank                  Finance                          4.3%
Microsoft Corp                        Data Processing-Software         4.2%
Federal National Mtg. Assn.           Finance                          4.0%
Home Depot, Inc                       Retail Stores                    3.8%
                                                                      ----
Total                                                                 46.8%

     The enclosed annual financial statement contains a complete listing of all Portfolio securities by industry.

     Disclaimer

     The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 1999; security positions can and do change thereafter. The asset allocation information provided near the end of this letter is for disclosure purposes only and is not meant as investment advice.

     Animal Rights

     TRANSLATION: Bridgeway Social Responsibility Portfolio ranks companies according to ten social criteria, including animal rights. However, the animal rights issue is not one of the "negative screens," such as tobacco and military contracts, which we would exclude before doing a ranking of all ten social issues. Thus, companies with good records on animal rights issues are more likely to be purchased into our portfolio. However, it is possible that a company with a very good record in most of our social criteria, but which ranks poorly in one, such as animals rights, could make it into our portfolio. Therefore, this Portfolio may not be an appropriate investment for an animal rights purist.

     For new shareholders of the Social Responsibility Portfolio and for those who may have missed the discussion in the last quarterly report, I will review our process for selecting companies for the Portfolio. In addition, some shareholders have expressed confusion about the process of screening companies in our Portfolio relative to animal right issues. I will also clarify our strategy relative to that topic.

     The Council on Economic Priorities provides data on ten social criteria for about 720 companies. Bridgeway augments this data with some of its own social research. One of the ten social issues is animal rights. We request that shareholders complete our survey of these same ten criteria, weighting the areas according to their own social priorities. (If you did not get a survey, please call us at 800-661-3550x5 or visit www.bridgewayfund.com/screenin.htm) The aggregate of these weightings becomes the social weighting of the Portfolio.

     Any company in an industry that a majority of shareholders votes to exclude (currently tobacco and military contracts) is removed from the list of eligible companies. The remaining companies are ranked according to the aggregated shareholder responses. In other words, CEP provides the "report card," and shareholders tell us which subjects are the most important. Then the Adviser runs the companies in the top fifth of the social standing through its financial models. We purchase the highest ranking of these for the Portfolio. Bridgeway will sell a company when it falls too far in either the social or the financial model ranking.

     Except for companies in the tobacco and defense industries, which are specifically excluded, it is possible for a company to score very high in several social categories, and low in one or two others. We tend to own companies with good records on the environment, employment, and animal rights issues, for example, but it is possible for a company to earn enough points in the first two categories to make up for a lower score in the third. VISX, a manufacturer of lasers for eye surgery, received top marks in hiring and promoting minorities, community outreach, family issues, and workplace issues. However, it did use live animals for testing as it was developing its primary product (although it no longer does). At the other end of the spectrum, Horizon Organic is a dairy farm whose environmental and animal rights record secured its position in our Portfolio. (It was our "Story Stock" in the last quarterly letter.) Since the animal rights issue affects the cumulative score of a company, rather than its being an issue that would exclude a company from the Portfolio, this Portfolio may not be an appropriate investment for an animal rights purist.

     Bridgeway Fund Turns 5!

     On August 5 we celebrated Bridgeway Fund's fifth birthday. You will begin to see the Social Responsibility Portfolio listed in five-year performance tables at the end of this month. Since the average tenure of a mutual fund portfolio manager is three and a half years, I'm starting to feel like an old timer.

     Shareholder Feedback - Home Depot

     TRANSLATION: Occasionally we get shareholder feedback warning us about an unfavorable aspect of the social record of one of our holdings. In the last quarter we received two of these. The first concerns Home Depot's record with respect to their use of old growth lumber and clearcutting practices. In the company's defense, we believe they have made some good faith efforts in this area. The company also receives the highest environmental grade from the Council on Economic Priorities. However, the company has slid from the top fifth to the second fifth of our overall social ranking, so we plan to gradually exit this holding.

     With each shareholder letter, I solicit shareholder feedback, which we review at staff meetings and take very seriously. Occasionally, we hear from shareholders concerning a Portfolio company that has received negative media attention in one or more areas of their social record. We sold one such company, Nike, from our Portfolio in 1997 following more detailed social research after a shareholder brought part of the company's record to our attention. Nike had come under major criticism for workplace conditions and especially low wages in their plants located in developing countries. In the last quarter, shareholders brought two companies to our attention. This analysis is sometimes straightforward, but sometimes very complex. In the case of Home Depot, the question involves whether the company is doing enough to address an important issue. Just as there are no perfect human beings, there are no perfect companies; we want to give an even-handed review.

     Home Depot has been the object of some heavy-hitting allegations and protests (by organizations including Greenpeace and Rainforest Action Network) regarding their use of old growth lumber and clearcutting practices. While Home Depot doesn't engage in these practices directly, it does purchase lumber from companies that do. As one of the largest distributors nationwide, and as a socially conscious company, we wanted to know their response.

     Home Depot has made what we believe are some good faith efforts to address this issue. It features an "Environmental Report Card" on product labels. In 1998 Home Depot formed an Executive Environmental Council, which has set up various task forces on waste management, alternative wood products, and waste sourcing. Finally, the company is the first retailer to pioneer products certified by the Forest Stewardship Council (FSC). Through this relationship, Home Depot has introduced several products with FSC-supported woods, which may be substituted for rare or endangered woods. Home Depot continues to offer wood produced by companies with questionable environmental practices, however. The FSC-certified products comprise less than 1% of wood product sales.

     In our final analysis, we have decided to gradually sell Home Depot from the Portfolio. In support of the company, it scores the highest grade for environmental issues in the Center for Economic Priorities database. We agree with the company that this is first an educational issue for consumers and wood suppliers and feel that Home Depot is making a good faith effort in education and disclosure. They are clearly doing a better job of it than some of their competitors. However, there is a fair case against Home Depot. They do sell lumber from a broad cross-section of suppliers including those with poor lumbering practices. Given Home Depot's size, we're not sure that they are doing enough. The compelling reason for our decision, however, is that the company has fallen from the top fifth to the second fifth of our social rankings. We want to gradually shift assets from companies with good records to ones with the best records in this Portfolio.

     For those who would like to do more research on this issue, you may want to visit www.homedepot.com/cominfo/enviro/enviro2.htm, www.ran.org, and www.greenpeace.org/~forests/.

     Shareholder Feedback - The Gap

     TRANSLATION: Another shareholder brought The Gap to our attention. The retailer has been under some "fire" for accusations of sweatshop labor. Another company owned by Gap founders is involved in clearcutting of forests. We think The Gap clears our hurdle regarding sweatshop labor but fails our test with regard to forestry practices. This company has also fallen into the second fifth of our social rankings, so we will be removing it gradually from the Portfolio.

     There were four social concerns which another shareholder brought to our attention concerning The Gap: that the company is a "mega-store," that Gap owners support the Edison Project, that the company runs sweatshops in developing countries, and that it is involved in forest clearcutting. I have to admit that in the end I came down on the opposite side of the hold/sell decision for this company from where I started. I will address each of the four concerns.

     The Gap is definitely a mega-store and a mega-company. Along with a number of large companies, I'm sure it has put some smaller ones out of business. As a small business owner myself, I like to root for the smaller company too. However, a company that is very large is not inherently socially irresponsible. I am willing to let consumers decide and let market forces work here. Issues of economic theory aside, this Portfolio is made up primarily of larger companies. These are frequently the ones with greater resources to address some of the social issues of concern to our shareholders. We won't boot The Gap for this reason.

     The Gap owners have been criticized for their support of the Edison Project. The Project allegedly invites segregation and favoritism in public schools. The purpose of the Edison Project is to "privatize" public schools by creating a special class that has accelerated levels of learning. The point that some children will thus be left out is well taken, but there has to be some selectivity in order for this process to work, not unlike designating some alumni as Phi Beta Kappa and others not. This project spans the entire pool of public school students; currently 51 schools in 12 states have implemented the Edison Project. The student population of the schools breaks down as 45% African-American, 32% Caucasian, 18% Hispanic, 2% Asian and 3% Other. This project seems to be quite socially minded - it is a way for less privileged children to receive the same caliber education as those who can afford (or who are fortunate enough to receive scholarships) to attend private schools. The Edison Project is seeking to level the playing field with regard to pre-college education. While the point that some children will be left out is well taken, we do applaud efforts to try new things (even old things with a new twist) within education. We won't boot The Gap for this reason.

     Regarding The Gap's use of sweatshop labor, we found that they have a lengthy and detailed Code of Vendor Conduct (accessible through www.gap.com) which clearly outlines the requirements that any company must meet in order to do business with The Gap. The code addresses the health, safety and well being of factory workers. It demands compliance with applicable law, bans discrimination and forced labor, and states exact specifications for the workplace itself. The Gap appears to have adequate resources and commitment to enforce the Code. We won't boot The Gap for this reason.

     The last claim concerning clearcutting is a very interesting one to me. It hinges on the issue of whether we should expect the same conduct of corporate executives in business dealings outside the company that we expect from the company itself. Here are the facts. In 1998, the Fisher family, owners and founders of The Gap, bought 230,000 acres of California Redwood forestland from Louisiana Pacific. This land has been submitted to heavy logging by the Mendocino Redwood Company, as well as clearcutting, cutting of old growth, and spraying of toxic pesticides. The details are somewhat difficult to ferret out since the company is privately held. Apparently, only one family member, John Fisher, brother of the Executive Vice President, has an active role in the operation of the logging that takes place on the land. However, the entire family reaps the benefits of this investment, and the whole operation is repeatedly referred to as a "Fisher family investment." The alleged operations of this logging operation sound flagrant and the alleged response inadequate. I certainly would not tolerate such actions and response from The Gap; should we tolerate it from executives who work at The Gap? Three Fisher family members sit on The Gap board of directors. The family involvement causes me significant concern. It is enough to warrant selling our Gap position. I plan to do this gradually, since the Portfolio will recognize some capital gains. Our position in The Gap has appreciated five-fold over the last three years.

     The Worst Thing That Happened in Fiscal Year 1999

     TRANSLATION: This is the section in which I annually reflect on the worst thing that happened at Bridgeway. The worst thing in 1999 was my holding on to some beaten-up ultra-small stocks too long. Although several Bridgeway Portfolios felt the effects, it cost our Ultra-Small Company Portfolio shareholders on the order of seven and a half percentage points in the middle of the worst ultra-small downturn since 1974. A steep market correction is not the time to make such mistakes. Although I believe that in the long-term there is a strong possibility that ultra-small stocks will outperform large ones, sifting out the under-performing ones is essential..

     It's a Bridgeway tradition to highlight in each annual report the worst thing that happened at Bridgeway in the course of the last year. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too.

     Last year, Fiscal Year 1998, we had a tie for first place: failure to launch a web site and a small pricing error. I am pleased to report that we did launch our web site in 1999 (www.bridgewayfund.com) and that we have not repeated the pricing error. To put the latter mistake in perspective, most funds make pricing errors sooner or later, but we shouldn't have made that one. In line with frequent industry practice, the Adviser "made the Portfolio whole," reimbursing the cost of the mistake. In 1999 we have been working hard to upgrade our financial controls and compliance standards. I believe we now have some of the most stringent pricing controls in the industry.

     The worst mistake in Fiscal Year 1999 was in the ultra-small holdings in several of our Portfolios, particularly the Ultra-Small Company Portfolio. This Portfolio had its first negative fiscal year performance in its history, down 14.5%. A portion of this is beyond our control; ultra-small stocks experienced the worst downturn since 1974 during the last year. They recovered partially, and the asset class was down 4.2% for the year ended June 30. Value stocks did much more poorly than growth stocks. Nevertheless, for the first time in four years we underperformed our asset class benchmark in an asset class that should be the easiest to beat. We underperformed our micro-cap value-oriented competition by seven and a half percentage points. The mistake I made was holding on to beaten-up stocks too long after their fundamentals had started to deteriorate significantly. I should have learned this lesson from previous downturns, even if they were not as severe as last year.

     How Can We Do It Better? - Disclosure of Manager Pay and Fund Ownership

     TRANSLATION: This is a periodic section highlighting a management strategy Bridgeway is using to improve our performance, operations or communications. "Better" refers to our own history and/or the status of issues in our industry. This time the subject is industry disclosure of executive pay and fund ownership. I make a good, but not outrageous salary. I invest in our Fund. The Bridgeway staff and the board of directors work hard to align the financial incentives of the Adviser with those of Bridgeway shareholders.

     In the discussion below, the "Fund" includes all six portfolios of Bridgeway Fund. The "Adviser," is Bridgeway Capital Management, Inc., the firm that employs Bridgeway staff and charges the Fund a fee for investment advisory services.

     About a year ago, various journalists criticized the mutual fund industry for lack of disclosure of manager pay and fund ownership. Public companies are required to disclose stock ownership and executive pay, so why aren't mutual funds? The following are extracts from some of the articles:

         ... In fact, fund shareholders are often left in the dark about what some consider to be the most important disclosure question of all:
         Does the fund manager invest in the fund that he or she manages? Whether your fund manager "eats his own cooking" is a provocative question for fund companies. ... Fund managers demand similar shareholder information from the major executives of companies they look to invest in. So why shouldn't fund investors be given the same opportunity?

                          Wall Street Journal, 3/18/98

         [At a recent mutual fund industry conference] ... one person asked why fund companies are so reluctant to disclose manager's ownership interests in their own funds. ... To defend the industry, [a fund executive] erected the usual ... straw man. He said that it would be unfair to require a 35-year-old muni-bond manager to put a lot of his personal resources into an obviously inappropriate investment for someone that age. A lot of fund companies must have 35-year-old muni-bond managers, because that seems to be the 100th time I've heard that defense. This excuse doesn't hold water. Most investors wouldn't expect a young manager to put a lot of his or her own money into a muni fund. And at any rate, the fund companies could explain away this situation in a brief paragraph in each shareholder report.

                     Scott Cooley, Morningstar.net, 5/21/98

         And recently a somewhat dissenting view:
         Yes, it would be nice if you could know how your fund manager's performance is being measured--whether on the fund's asset growth, pure returns, or risk-adjusted returns, for example--so you, as a shareholder-owner, would know if the manager's interests are aligned with or in conflict with your own. But worrying about how much that manager makes simply isn't worth the effort.

                     Gregg Wolper, Morningstar.net, 5/21/98

     It's probably not worth the effort because it's also not possible. Mutual funds companies are required to disclose the total fund ownership of all officers and directors as a group. Executive salaries of publicly traded investment advisory firms are available, but typically they don't include portfolio managers' salaries. By now, you probably see where I'm headed.

     Bridgeway is not afraid to break new ground in the industry. We were the first fund company to provide shareholders with personalized performance numbers. We were the first to close a portfolio at what is a laughably low level by industry standards because we felt it was in shareholders' best interests. We have walked away from legal brokerage commission structures (soft dollar commissions) which would have taken money right out of shareholders' pockets and put it into the Adviser's. We are not afraid to prohibit Bridgeway portfolio managers from investing in a security which a Bridgeway portfolio might also own. (We were not the first, but we are in a tiny minority.) Thus, Bridgeway Fund is my only outlet for domestic stock market investing.

     I can think of only two reasons not to disclose my compensation and investing status. First, it will eat up another two or three pages of this paper to disclose and explain. Second, I was raised to believe one does not talk publicly about one's salary. (At least I think I was. We never talked openly about salaries and we never talked about not talking about salaries. So I may be breaking a family dinner table rule here; I'm sure my family will let me know; several are also shareholders.)

                       Total           Capital      Total Net
      Year          Compensation    Contributions   Cash Flows
      ----          ------------    -------------   ----------
      1993                            (211,000)      (211,000)
      1994                            (217,000)      (217,000)
      1995              70,284         (10,000)        60,284
      1996              29,833         (12,000)        17,833
      1997             158,041                        158,041
      1998              93,096                         93,096

     Total compensation in the table above includes SEP IRA contributions of $2,391, shareholder distributions of $8,200 and loans of $36,625. These figures are from the Adviser's unaudited financial statements.

     I want to answer some potential questions about the table and articles above.

     Does the Fund pay the Portfolio Managers' compensation?

     No, but there is a financial relationship. Bridgeway Fund pays an investment advisory fee to the Adviser, which in turn helps pay all the expenses of the Adviser, including my salary. The Adviser may also make dividend distributions to all Adviser shareholders, or loans to any individual.

     How is the Portfolio Manager's compensation tied to Bridgeway Fund's performance?

     My compensation is tied to portfolio performance in two ways. First, the advisory fee, which the Social Responsibility Portfolio pays to the Adviser, is a function of Portfolio performance. Specifically, the management fee varies from 0.2% of net assets to 1.6% depending on our trailing five-year performance relative to the S&P 500. (To put this in perspective, only 6% of domestic equity funds outperformed this index in the most recent five years. If these funds adopted our structure, their average fee would be only 0.3%, significantly less than the actual.) For each $1 million in assets, the Social Responsibility annual management fee can be as low as $2,000 or as high as $16,000. Financially, I am very focused on our performance. A performance-based management fee greatly changes how the Adviser thinks about the balance between performance and asset growth. I believe most advisers are more concerned with asset growth than performance. Since asset growth is an enemy of fund performance in an actively managed fund, I have a strong incentive not to let our fund grow past the point of my managing it well.

     The second and more direct way that my compensation is tied to my performance is through my salary. Salaries for all full-time Bridgeway employees, including myself, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Portfolio performance through the performance-based fee. (You can imagine that the Bridgeway staff is quite interested in how well I do my job - besides the fact that each and every one of them is also a shareholder of one or more Bridgeway portfolios.) My personal performance is a function of specific goals, which are integrity (10%), investment performance (50%), efficiency (10%), service (20%), and asset growth (10%). The investment performance of our Portfolios thus comprises half of the evaluation score that determines my salary.

     There is a lot of variability in your compensation from year to year. Why is this?

     In the first years of Bridgeway, before the Adviser was making a profit for itself, I contributed capital to help cover expenses. There was no reason to draw a salary. I began drawing a salary as our cash flow allowed. Last year I kept my salary low because 1) the Adviser profits were lower than anticipated [we endured a twenty-year "small-stock storm,"] and 2) I wanted to meet federal requirements to roll my IRA into a Roth IRA.

     Recent articles indicate that the median mutual fund manager total cash compensation is $274,500. Couldn't you make more working at another fund company?

     Yes, currently that is true, but I can't imagine having nearly as much fun, joy or input. There are several reasons my salary is lower. First, Bridgeway's asset base is much smaller than the average fund. Second, after our expense ratio, we still trail the S&P 500, so our fees and my salary are commensurately lower. Third, by Bridgeway policy, no employee's compensation can be more than seven times that of the lowest paid employee. This isn't a constraining factor yet, but it will be before I reach the industry average. This policy is important to our company's culture and business strategy. The ratio of the highest to lowest paid employees among the largest U.S. companies has grown from 44 to 1 in 1965 to

     326 to 1 in 1997. And while I'm not proposing that 7 to 1 should be a standard across corporate America, I do think executive salaries have gotten out of hand.

     If Bridgeway profits take off, won't you just be taking big distributions, making your salary number irrelevant?

     Some day this could be the case. We are a for-profit corporation; I am not the only shareholder, and I did make a significant investment to found Bridgeway. However, let me fill you in on some of Bridgeway's unusual distribution plans. Part of Bridgeway Capital Management's mission statement is to contribute just over half of its own profits to charitable and non-profit organizations. Eventually I do intend to recover the capital contributions I made to Bridgeway. Before this is complete, we will be donating at least 10% of annual profits to charities; afterward, just over half. The other portion of our profits is available for working capital and for shareholder distributions. I have committed to contribute 20% of my Bridgeway Capital Management shares to an employee stock ownership plan. I have a life goal of giving away $100 million annually when I retire. If I succeed at this, I will have helped make many Fund shareholders quite happy along the way. (Remember our performance-based fees; we only do well when our Fund shareholders do well.) As you may be able to tell, I take great joy in both receiving and giving. From time to time I encourage our shareholders in the area of generosity, which offends a few, but "lights up" others. Some shareholders don't care what we do with our money as long as the Fund is making money for them.

     You can only invest in the stock market through Bridgeway Fund. How much of each Portfolio do you own and why?

     My target asset allocation is 62% Ultra-Small Company Portfolio, 5% Micro-Cap Limited, 25% Aggressive Growth, and 8% Social Responsibility. My actual valuation varies with portfolio fluctuations. At the end of June, my IRA account, my wife's IRA, plus my interest in a small investment by Bridgeway Capital Management was worth $116,000. I expect to be making additional investments in Bridgeway Fund as my family college tuition expense declines and I pay down my debt.

     There are three reasons for my rather "aggressive" allocation between the Bridgeway portfolios. First, I have a very high tolerance for short-term risk with money I invest for the long-term. (I don't put money that I might need to spend in the next couple of years in the stock market, I put it in a short-term bond fund or the highest yielding money market fund I can find.) Almost all of my stock market money is my long-term retirement money. I don't expect to retire in the next 20 years. I do expect the stock market to go through several major corrections before then, but I have overall faith in the U.S. economy and would expect the market to recover, given enough time. So I generally ignore short-term fluctuations and don't lose any sleep when my investments are down 30-40% from their peak. It's the nature of the stock market to "correct" itself.

     Second, since I am disciplined in ignoring short-term fluctuations, I seek out asset classes and diversifying stock picking models with higher short-term volatility coupled with historically higher average annual return. I avoid investments that use leverage to gain additional stock market exposure. This is how you really get in trouble in a major correction. Over the last fifteen years my strategy has worked very well. It would not work as well in an extended recession, but I don't anticipate recessions that last twenty years, or even ten. Although, of course, theoretically they could.

     Third, since most of my investments are through my IRA, it is easy to ignore the effect of taxes. However, the Social Responsibility Portfolio has been fairly tax efficient even in a taxable account. In the future, when I invest in Bridgeway Fund through a taxable account, I still plan primarily to use our actively managed portfolios, but I may hedge some by also investing a bit in our two extremely tax efficient portfolios, Ultra-Small Index and Ultra-Large 35 Index.

     The following are factors that have affected my allocation between portfolios. The ultra-small asset class has the highest historical average annual return of any asset class I know. Micro-Cap Limited has the advantage of being a more "focused" and very nimble portfolio. Aggressive Growth relies primarily on models I have used for the longest period of time personally, since 1985. Social Responsibility focuses on social issues I am interested in, as well as financial performance.

     Total Returns of  Other Bridgeway Portfolios

     Some shareholders have requested that we periodically present the performance of all Bridgeway portfolios. Numbers in bold indicate the top performing portfolio in a given period. The performance figures help illustrate the advantage of diversification, even across some of our portfolios. This data is presented in the more common format of calendar, rather than fiscal years.

                               8/5/94 to                                1/1/99 to  Avg. Ann.   Avg. Ann.   Avg. Ann.
                               12/31/94    1995    1996   1997   1998    6/30/99   Since 8/94  Since 7/97  Since 6/98
                               ---------   ----    ----   ----   ----   ---------  ----------  ----------  ----------

     Aggressive Growth             8.8     27.1    32.2   18.3   19.3     25.5        27.1         23.4       33.4
     Ultra-Small Company          -2.8     39.8    29.7   38.0  -13.1      1.4        16.9         -5.1      -14.5
     Social Responsibility         1.5     30.3    16.2   27.5   37.8     11.3        25.2         28.7       26.2
     Ultra-Small Index                                           -1.8      1.4                     -0.4      -12.8
     Ultra-Large 35 Index                                        39.1     14.1                     27.4       30.3
     Micro-Cap Limited                                            7.6*    18.6                                27.6

     S&P 500 Index                 1.7     37.5    23.0   33.4   28.9     12.1        27.6         22.7       22.8
     Russell 2000 Index            3.2     28.3    16.5   22.4   -2.6      9.3        15.3          6.7        1.5
     CRSP "10" Index              -0.8     30.3    16.9   22.0  -10.8     13.1        13.5          3.7       -4.1
     CRSP "9" Index                                              -8.1*    12.5                                 3.5


     *Includes the period 7/1/99 - 12/31/99 only

     Bridgeway Formalizes Expense Limitations

     At the August 18 meeting of the Fund's Board of Directors, the directors voted unanimously to amend the management contract with the Adviser (Bridgeway Capital Management) to include the 1.5% expense limitation in the body of the contract. However, if the performance adjustment portion of the management fee is positive for the Social Responsibility Portfolio, the expense ratio will be reimbursed to the level of 1.5% plus the performance adjustment up to a maximum expense ratio of 2.0%. The expense reimbursement was previously an "undertaking" of the Adviser outside of the management contract. Its inclusion in the contract means that the expense limitation cannot be increased in the future without a vote of shareholders. Since it was never our intention to raise the expense limitation, both the Fund and the Adviser were happy to add this language to the contract. This change will be effective in the contract and incorporated in our new prospectus dated October 31, 1999.

     Year 2000 Preparedness

     TRANSLATION: Operationally, we consider ourselves ready. Investment-wise, we're ignoring it. This is a conscious, reasonable, and intentional decision on our part.

     Bridgeway believes that its internal systems are ready for potential software and hardware issues which could arise from the year 2000. Operationally, there is still some risk that the phone company, electric utility, or other supplier will not be ready. However, we have taken reasonable steps to ensure our vendors' compliance and we have made some contingency plans. We are taking it seriously.

     On the investment side, Bridgeway has taken no actions and plans to take no actions with respect to potential stock market movements around the end of the current year. For our index portfolios, we will passively hold the companies (or in the case of Ultra-Small Index, a sample of the companies) which comprise the index, regardless of their degree of preparedness. In the case of our actively managed funds, we have no model variables for "Y2K," and plan to continue to follow our current models in a disciplined way. We feel there is just as high a risk from being out of the market for a period as there is exposing our Portfolio to a Y2K-related market decline.

     Conclusion

     As always, we appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. The table above is just one example. Please keep your ideas coming.

     Sincerely,

     /s/ JOHN MONTGOMERY

     John Montgomery

                              BRIDGEWAY FUND, INC.
                        SOCIAL RESPONSIBILITY PORTFOLIO
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                 June 30, 1999


    Industry  Company                                        Shares         Value
    --------  -------                                        ------         -----

Common Stock - 96.1%
    Aluminum & Products - 1.1%
            InVision Technologies, Inc.*                       5,900    $     30,238

    Automobiles - 2.2%
            Ford Motor Company                                 1,100          62,975


    Banking - 8.3%
            BankBoston Corporation                                90           4,601
            MBNA Corporation                                   1,687          51,664
            Mid-State Bancshares                               1,700          57,375
            The Chase Manhattan
               Corporation                                     1,400         121,100
                                                                        ------------
                                                                             234,740

    Data Processing - Hardware - 6.1%
            International Business Machines
               Corporation                                     1,340         173,530


    Data Processing - Software & Services - 11.7%
            CNET, Inc.*                                          832          47,944
            Microsoft Corporation*                             1,320         119,048
            Unify Corporation*                                12,000         162,000
                                                                        ------------
                                                                             328,992
    Drugs-Generic and OTC - 9.3%
            Eli Lilly and Company                                790          56,584
            Merck & Co., Inc.                                    820          60,373
            Pfizer Inc.                                          610          66,490
            Schering-Plough Corporation                        1,476          77,490
                                                                        ------------
                                                                             260,937
    Electronics/Electric - 4.7%
            Intel Corporation                                     80           4,760
            Xerox Corporation                                  2,150         126,984
                                                                        ------------
                                                                             131,744
    Finance - 5.2%
            Federal National Mtg. Assn                         1,640         111,930
            SLM Holding Corporation                              770          35,276
                                                                        ------------
                                                                             147,206

    Food - 6.0%
            Ben & Jerry's Homemade, Inc.*                      3,650         101,288
            Green Mountain Coffee, Inc.*                       7,400          50,644
            Horizon Organic Holding
               Corporation*                                    1,100          16,088
                                                                        ------------
                                                                             168,020

    Health Care Facilities - Services - 3.4%
            PacifiCare Health Systems, Inc.*                   1,340          96,396

    Leather & Shoes - 2.3%
            The Timberland Company                               940          63,979


    Leisure-Amusement - 3.6%

            Time Warner Inc.                                   1,400         101,675

    Machinery - 4.5%
            VISX, Inc.*                                        1,600         126,700

    Medical Equipment/Supplies - 4.1%
            Johnson & Johnson                                    640          62,720
            WRP Corporation*                                   9,300          52,603
                                                                        ------------
                                                                             115,323

   Retail Stores - 18.5%
           Dayton Hudson Corporation                           1,100    $     71,500
           Safeway Inc.*                                       1,424          70,488
           Starbucks Corporation*                              3,400         127,713
           The Gap, Inc.                                       2,869         144,513
           The Home Depot, Inc.                                1,670         107,611
                                                                        ------------
                                                                             521,825
   Telecommunications - 3.2%
           Vodafone Group Public Limited
              Company*                                           465          91,605

   Transportation - 1.9%
           RailAmerica, Inc.*                                  5,200          53,625

                                                                        ============

   Total Common Stock (Identified Cost $1,899,761)                      $  2,709,510

                                                                        ============
Options - 0.1%
   S&P 100 Index - 0.1%
           January, 2000 Puts @ 620*                               2           4,225

                                                                        ------------


   Total Options (Identified Cost $6,402)                               $      4,225

Short-term Investments - 1.6%
   Money Market Funds - 1.6%
           Expedition Money Market Fund                        7,511           7,511
           Federated Money Market Prime
              Obligations Fund                                 7,511           7,511
           Federated Money Market Trust
              Fund                                             7,069           7,069
           Federated Prime Obligations
              Fund                                             7,069           7,069
           SEI Daily Income Trust Money
              Market Fund                                      7,511           7,511
           SEI Daily Income Trust Prime
              Obligations Fund                                 7,511           7,511
                                                                        ------------
                                                                              44,182

                                                                        ============

   Total Short-term Investments
      (Identified Cost $44,182)                                         $     44,182

                                                                        ============

Total Investments - 97.8%                                               $  2,757,917

Other Assets and Liabilities, net - 2.2%                                      61,669

                                                                        ------------

Total Net Assets - 100.0%                                               $  2,819,586
                                                                        ============


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $1,950,345.
Gross unrealized appreciation and depreciation were $866,591 and $59,019, respectively, or net unrealized appreciation of $807,572


See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                              As of June 30, 1999

ASSETS:
      Investments at value (cost - $1,950,345)                                                      $2,757,917
      Cash                                                                                              58,256
      Receivable for interest                                                                              289
      Receivable for dividends                                                                             769
      Receivable from adviser                                                                              157
      Prepaid expenses                                                                                   7,643
                                                                                                    ----------
            Total assets                                                                             2,825,031
                                                                                                    ----------

LIABILITIES:
      Payable for management fee                                                                            15
      Accrued expenses                                                                                   5,430
                                                                                                    ----------
            Total liabilities                                                                            5,445
                                                                                                    ----------
      NET ASSETS (106,590 SHARES OUTSTANDING)                                                       $2,819,586
                                                                                                    ==========
      Net asset value, offering and redemption price per share ($2,819,586 / 106,590)               $    26.45
                                                                                                    ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                               $1,981,013
      Net realized gain                                                                                 31,001
      Net unrealized appreciation of investments                                                       807,572
                                                                                                    ----------
      NET ASSETS                                                                                    $2,819,586
                                                                                                    ==========

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                                     $   8,802
      Interest                                                                                          8,975
                                                                                                    ---------
            Total income                                                                               17,777

EXPENSES:
      Management fees                                                                                   3,966
      Accounting fees                                                                                  18,118
      Audit fees                                                                                        5,201
      Custody                                                                                           3,286
      Amortization of organization costs                                                                4,610
      Insurance                                                                                           175
      Legal                                                                                                77
      Registration fees                                                                                 6,069
      Directors' fees                                                                                     711
                                                                                                    ---------
            Total expenses                                                                             42,213
      Less fees waived                                                                                (12,518)
                                                                                                    ---------
            Net expenses                                                                               29,695
                                                                                                    ---------

NET INVESTMENT LOSS                                                                                   (11,918)
                                                                                                    ---------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments                                                                 26,525
      Net realized gain on options                                                                      4,477
      Net change in unrealized appreciation                                                           443,829
                                                                                                    ---------
      Net realized and unrealized gain                                                                474,831
                                                                                                    ---------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                                    $ 462,913
                                                                                                    =========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                            Year ended        Year ended
INCREASE (DECREASE) IN NET ASSETS:                         June 30, 1999    June 30, 1998
OPERATIONS:
      Net investment income (loss)                          $   (11,918)     $       215
      Net realized gain on investments                           26,525           43,383
      Net realized gain on options                                4,477                0
      Net change in unrealized appreciation                     443,829          246,810
                                                            -----------      -----------
          Net increase resulting from operations                462,913          290,408
                                                            -----------      -----------
      Distributions to shareholders:
          From net investment income                                  0             (547)
          From realized gains on investments                    (12,184)         (30,868)
                                                            -----------      -----------
            Total distributions to shareholders                 (12,184)         (31,415)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                            1,562,038          671,280
      Reinvestment of dividends                                  11,534           28,882
      Cost of shares redeemed                                  (677,938)        (123,861)
                                                            -----------      -----------
          Net increase from Fund share transactions             895,634          576,301
                                                            -----------      -----------
          Net increase in net assets                          1,346,363          835,294
NET ASSETS:
      Beginning of period                                     1,473,223          637,929
                                                            -----------      -----------
      End of period (including undistributed investment
              income of $724 on June 30, 1998)              $ 2,819,586      $ 1,473,223
                                                            ===========      ===========

Number of Fund shares:
      Sold                                                       65,562           34,827
      Issued on dividends reinvested                                592            1,681
      Redeemed                                                  (29,256)          (6,179)
                                                            -----------      -----------
          Net increase                                           36,898           30,329
      Outstanding at beginning of period                         69,692           39,363
                                                            -----------      -----------
      Outstanding at end of period                              106,590           69,692
                                                            ===========      ===========

See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                (for a share outstanding throughout the period)

                                                                            Year ended           Year ended         Year ended
                                                                           June 30, 1999       June 30, 1998       June 30, 1997
PER SHARE DATA
     Net asset value, beginning of period                                  $       21.14       $       16.21       $       14.68
                                                                           -------------       -------------       -------------
     Income (loss) from investment operations:
         Net investment income (loss)                                              (0.14)               0.00                0.03
         Net realized and unrealized gain                                           5.62                5.57                2.31
                                                                           -------------       -------------       -------------
              Total from investment operations                                      5.48                5.57                2.34
                                                                           -------------       -------------       -------------
     Less distributions to shareholders:
         Net investment income (loss)                                               0.00               (0.01)               0.00
         Net realized gains                                                        (0.17)              (0.63)              (0.81)
                                                                           -------------       -------------       -------------
              Total distributions                                                  (0.17)              (0.64)              (0.81)
                                                                           -------------       -------------       -------------
     Net asset value, end of period                                        $       26.45       $       21.14       $       16.21
                                                                           =============       =============       =============

TOTAL RETURN [1]                                                                    26.2%               35.3%               16.9%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                             $   2,819,586       $   1,473,223       $     637,929
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                                  1.50%               1.50%               1.50%
         Expenses before waivers and reimbursements                                 2.13%               3.81%               5.81%
         Net investment income (loss) after waivers and reimbursements             (0.60%)              0.02%               0.24%

     Portfolio turnover rate [2]                                                    58.0%               37.8%               35.5%

                                                                            Year ended           8/5/94* to
                                                                           June 30, 1996       June 30, 1995
PER SHARE DATA
     Net asset value, beginning of period                                  $       11.61       $        9.85
                                                                           -------------       -------------
     Income (loss) from investment operations:
         Net investment income (loss)                                              (0.02)               0.07
         Net realized and unrealized gain                                           3.11                1.70
                                                                           -------------       -------------
              Total from investment operations                                      3.09                1.77
                                                                           -------------       -------------
     Less distributions to shareholders:
         Net investment income (loss)                                              (0.02)              (0.01)
         Net realized gains                                                         0.00                0.00
                                                                           -------------       -------------
              Total distributions                                                  (0.02)              (0.01)
                                                                           -------------       -------------
     Net asset value, end of period                                        $       14.68       $       11.61
                                                                           =============       =============

TOTAL RETURN [1]                                                                    26.6%               18.9%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period                                             $     360,960       $      64,421
     Ratios to average net assets: [2]
         Expenses after waivers and reimbursements                                  1.48%               1.46%
         Expenses before waivers and reimbursements                                16.80%              72.83%
         Net investment income (loss) after waivers and reimbursements             (0.17%)              0.90%

     Portfolio turnover rate [2]                                                    83.8%               71.7%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
* August 5, 1994 was commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.   Organization:

     Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

     The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

     Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuation

     Securities, including options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

     Federal Income Taxes

     It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

     Distributions to Shareholders

     Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

     Use of Estimates in Financial Statements

     In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued


2.   Significant Accounting Policies, Continued:

     Risks and Uncertainties

     The Fund provides for various investment options including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. See the prospectus for additional risk information.

     12b-1 Plan

     The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

     Other

     Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

     Assets in the Social Responsibility Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses this Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $5 million.

3.   Use of Derivative Instruments:

     The Social Responsibility Portfolio may use derivative securities such as the purchases and sales of futures and stock and index options to hedge risk. (See Prospectus for additional information.) Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Social Responsibility Portfolio follows:

                                           Call Options                 Put Options
                                      ----------------------      ----------------------
                                       Number         Cost         Number         Cost
                                      --------      --------      --------      --------
Options outstanding June 30, 1998            0      $      0             0      $      0
Options purchased                           18        25,268            11        16,057
Options exercised                           (0)           (0)           (2)       (1,052)
Options closed                             (18)      (25,268)           (7)       (8,603)
                                      --------      --------      --------      --------
Options outstanding June 30, 1999            0      $      0             2      $  6,402
                                      ========      ========      ========      ========

Market value June 30, 1999                          $      0                    $  4,225
                                                    ========                    ========

                              BRIDGEWAY FUND, INC.
                        SOCIAL RESPONSIBILITY PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

4.   Management Contract:

     The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of the portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

     The fee is adjusted quarterly based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.67% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

5.   Related Party Transactions:

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the fund are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

     The Adviser has agreed to reimburse the Social Responsibility Portfolio for any operating expenses above 1.5%. To achieve this expense level the Adviser has waived the management fees and $8,552 of the accounting fees for the year ended June 30, 1999.

6.   Custodial Agreement:

     The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.   Cost, Purchases and Sales of Investment Securities:

     Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $2,159,930 and $1,028,715, respectively for the year ended June 30, 1999.

8.   Federal Income Taxes:

     During the year ended June 30, 1999, the Fund paid a long-term capital gain distribution of $0.1655 per share to shareholders of record.

     Permanent differences in the character of income and distributions in financial statements and tax basis have been reclassifed to paid-in capital. During the period ended June 30, 1999 the following reclassifications were made:

          Paid-in capital                              $(14,729)
          Undistributed net investment income            11,194
          Undistributed net realized gain                 3,535

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Small Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Small Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


                                    /s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
August 23, 1999

[BRIDGEWAY LOGO]


August 27, 1999

Dear Ultra-Large 35 Index Portfolio Shareholder,

The awesome performance continues! We just can't hold these companies back (in the current environment). The largest U.S. companies continued to outshine almost every other domestic asset class in sight for the second fiscal year ending June 30. The Ultra-Large 35 Index Portfolio gained 30.3% over the last year, significantly ahead of the S&P 500 Index return and nearly double the return of the average growth and income fund. For the second year in a row, it really paid to be not just large, but ULTRA-large. The Portfolio ranked 17th of 759 growth and income funds and number one of 51 tax-managed funds over the last year, according to Morningstar. Combined with our extreme tax and cost efficiency, our 30% return really is sweet. The new symbol for the Portfolio is BRULX.

The following table presents SEC standardized performance for our Portfolio and various benchmarks. The graph at the bottom of the page shows our cumulative quarterly performance versus the same benchmarks.

                                                           1 Year          Life-to-Date
                                                           7/1/98           7/31/97 to
                                                         to 6/30/99         6/30/99(4)
                                                         ----------        -----------
             Ultra-Large 35 Index Portfolio                 30.3%             27.4%
             S&P 500 Index(1)                               22.8%             22.7%
             Bridgeway Ultra-Large 35 Index(2)              30.5%             27.5%
             Lipper Growth and Income Funds(3)              15.3%             15.7%

     (1) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested.

     (2) The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser to the Portfolio.

     (3) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.

     (4) Life-to-date returns are annualized.


            GROWTH OF $10,000 INVESTED IN VARIOUS FUNDS AND INDEXES
                       FROM 7/31/97 (INCEPTION) TO 6/30/99

                                    [CHART]


                    Fund / Index Name                   Total Value
                    -----------------                   -----------
                    Bridgeway Ultra-Large 35
                         Index Portfolio                 $  15,902

                    Bridgeway Ultra-Large 35
                         Index                           $  15,926

                    S & P 500 Index                      $  14,802

Explanation of Annual Performance

TRANSLATION: For the second year in a row, it paid to be ultra-large. Our technology stocks carried Portfolio returns to new highs. That just about says it.

In Fiscal Year 1999, our exclusive focus on ultra-large companies helped push our Portfolio prices to new highs as investors continued to pour money into large companies. There are a number of reasons for this. First, stockholders continue to invest large sums in S&P 500 Index funds, driving up the prices of these stocks. Second, even actively managed institutional funds continue to turn to ultra-large stocks as a quick way to invest money in the stock market. Unlike small stocks, they are much easier to trade without "moving the price" adversely. Third, people continue to flock to the perceived safety of larger stocks. Fourth, this year has been a market environment in which people have invested in momentum stocks, those which have done well in the past. Fifth, the earnings of many of these companies continue to do well in a low-inflationary environment.

The following table shows the dramatic difference in returns between the largest and smallest companies over the last year. The first column presents ten stock groupings ("deciles") according to a size methodology from the Center of Research in Security Prices. The second column translates these groupings into size labels based on data from Morningstar. The last column presents the total return of all the companies in that size grouping over the last year.

                                  Company                 Returns
           Decile                  Size                  6/98-6/99
           ------                  ----                  ---------
             1                     Large                   25.6%
             2                     Large                   16.5%
             3                   Mid-size                  11.2%
             4                   Mid-size                   6.3%
             5                   Mid-size                   7.9%
             6                     Small                    5.3%
             7                     Small                   -0.6%
             8                     Small                    7.3%
             9                   Micro-cap                  3.5%
             10                 Ultra-small                -4.2%

Since our stocks were exclusively in the first decile, they enjoyed some of the highest returns. Furthermore, they were the largest companies within this decile, so our return was even more outstanding.

Looking at the Portfolio by industry, our slightly greater weighting of technology stocks (27.2% at the end of the year) helped in Fiscal Year 1999 for the second year in a row. The S&P 500 Index holds 20.8% technology, and the Dow Jones Industrial Average holds 11.4%. Seven of the top ten Ultra-Large stocks were in technology. The return of all ten technology stocks in our Portfolio was an astonishing 63% for the year. It doesn't get much better than this. The return of our six telecommunications companies was also a strong 40.2%. (One of these companies is now "dormant;" we add no new money to it.)

The next page presents the returns of our ultra-large stocks for the Fiscal Year. The returns for the new stocks we added to the Index are for the time period from March through June only; thus, the time period for the stocks labeled "new" are for three months rather than twelve.

   Total Return for Ultra-Large 35 Index Portfolio Stocks in Fiscal Year 1999

   Rank     Company                                      Industry                               % Change
   ----     -------                                      --------                               --------
    1      Oracle Corp. (dormant)                        Data Processing-Software                126.7%
    2      IBM Corp.                                     Data Processing-Hardware                125.2%
    3      Cisco Systems, Inc.                           Data Processing-Hardware                110.0%
    4      Motorola Inc. (dormant)                       Electronics/Electric                     80.3%
    5      MCI Worldcom Inc.                             Telecommunications                       77.7%
    6      Hewlett-Packard Co.                           Specialty Instruments                    67.8%
    7      Microsoft Corp.                               Data Processing-Software                 66.4%
    8      Intel Corp.                                   Electronics/Electric                     60.5%
    9      Wal Mart Stores Inc.                          Retail Stores                            58.8%
    10     AT&T Corp.                                    Telecommunications                       46.6%
    11     SBC Communications Inc.                       Telecommunications                       45.0%
    12     Bell Atlantic Corp.                           Telecommunications                       43.3%
    13     Johnson & Johnson                             Medical equipment/Supplies               32.4%
    14     Mobil Corp.                                   Oil & Gas                                28.9%
    15     Lucent Technologies Inc. (new)                Telecommunications                       24.9%
    16     General Electric Co.                          Electronics/Electric                     24.3%
    17     Bristol-Myers Squibb Co.                      Drugs-Generic and OTC                    22.6%
    18     American International Group, Inc.            Insurance                                20.5%
    19     General Motors Corp.                          Automobiles                              19.5%
    20     Citigroup Inc.                                Banking                                  19.3%
    21     McDonalds Corp.                               Food Serving                             19.2%
    22     Chevron Corp.                                 Oil & Gas                                13.5%
    23     Federal National Mortgage Assn.               Finance                                  12.3%
    24     Merck & Co. Inc.                              Drugs-Generic and OTC                    10.1%
    25     GTE Corp. (dormant)                           Telecommunications                        8.8%
    26     Exxon Corp.                                   Oil & Gas                                 8.1%
    27     Delphi Automotive Systems Corp. (spin-off)    Auto parts                                4.2%
    28     The Home Depot, Inc. (new)                    Retail Stores                             3.5%
    29     Time Warner Inc. (new)                        Leisure-Amusement                         2.6%
    30     Pfizer Inc.                                   Drugs-Generic and OTC                     0.3%
    31     Proctor & Gamble Co.                          Household Products                       (2.0)%
    32     Ford Motor Co.                                Automobiles                              (4.3)%
    33     BankAmerica Corp.                             Banking                                  (4.4)%
    34     Pepsico Inc. (sold)                           Beverages                                (4.9)%
    35     Du Pont, E I De Nemours & Co.                 Chemicals                                (8.5)%
    36     Dell Computer Corp. (new)                     Data Processing-Hardware                 (9.5)%
    37     The Walt Disney Co.                           Leisure-Amusement                       (12.0)%
    38     Lilly, Eli & Co. (new)                        Drugs-Generic and OTC                   (15.6)%
    39     America Online Inc. (new)                     Data Processing-Services                (25.2)%
    40     The Coca-Cola Co.                             Beverages                               (27.5)%
    41     Gillette Co.                                  Cosmetics & Toiletries                  (27.9)%

One factor that had held back our performance in Fiscal Year 1999 was our significant exposure to "value" stocks, defined as those in more mature industries, or those growing at a modest rate. 88% of the domestic equity funds which beat our performance in the last year had a much stronger "growth" rather than "value" orientation. (Growth stocks have faster increasing sales and earnings.) The Ultra-Large 35 Index Portfolio is a "blend" fund, meaning it usually holds about equal numbers of each. Last year, statistical measures of value versus growth indicated that compared to the S&P 500 Index, our

Portfolio was slightly more on the value side. As of June 30, 1999, however, we lean slightly in the direction of growth stocks.

Top Ten Holdings

All 35 are top ten! (...at one time or another.) This Portfolio is roughly equally weighted, so no one company dominates the Portfolio over time.

Let's be Realistic About Expectations

TRANSLATION: While our Portfolio performance in our first two years has been awesome, please don't expect 30% returns every year. Based on historical data, a more normal year of ultra-large stock returns is about 10%. One should expect a down year almost one out of every three years. We're overdue for one, although that probably doesn't mean you should bail out of the market if you are a long-term investor.

One of the reasons Bridgeway came to market with this Portfolio two years ago was to provide an outlet for investors who wanted to invest in a "tamer" Bridgeway product. Our ultra-small, micro-cap, and aggressive growth portfolios all indicate a higher level of risk. As measured by the severity of last year's market correction, we succeeded. The Ultra-Large 35 Index had a smaller decline than each of the other portfolios did. Only the Social Responsibility Portfolio fell a fraction of a percent less.

However, this Portfolio has appreciated so far so fast, that I wonder about the current valuations of some of our companies. One measure of "price reasonableness" is the ratio of price to earnings per share. With a price-to-earnings ratio of 39 compared to the S&P 500 of 36 and the Bridgeway Ultra-Small Index Portfolio of only 15, I wonder how "safe" our Portfolio really would be in a significant sudden or extended bear market. As much as I like this Portfolio, it is only prudent that I call your attention to the unusually high valuations of our companies by historical standards. Does this mean you should sell stocks and put your long-term money in a money market fund or under the mattress? If you are committed to stocks for the long-term like I am, I would propose that the answer is "no." But you should also be prepared for a "bumpy road" (translate: a market correction) of a greater magnitude than we have experienced in the last decade.

OK, I've said my peace. As much as it may sound like it, I can't possibly know the specifics of your investment situation, so I can't, shouldn't, and won't give you advice.

Bridgeway Fund Turns 5!

On August 5 we celebrated Bridgeway Fund's fifth birthday. The three original portfolios: Ultra-Small Company, Aggressive Growth and Social Responsibility were started on August 5, 1994. You will begin to see them listed in five-year performance tables at the end of this month. Since the average tenure of a mutual fund portfolio manager is three and a half years, I'm starting to feel like an old timer.

The Worst Thing That Happened in Fiscal Year 1999

TRANSLATION: This is the section in which I annually reflect on the worst thing that happened at Bridgeway. The worst thing in 1999 was my holding on to some beaten-up ultra-small stocks too long. Although several Bridgeway portfolios felt the effects (certainly not this one), it cost our Ultra-Small Company Portfolio shareholders on the order of seven and a half percentage points in the middle of the worst ultra-small downturn since 1974. It cost my personal retirement money about five percentage points. A steep market correction is not the time to make such mistakes. Although I believe that in the long-term there is a strong possibility that ultra-small stocks will outperform large stocks, sifting out the under-performing ones is essential.

It's a Bridgeway tradition to highlight in each annual report the worst thing that happened at Bridgeway in the course of the last year. We try to create an atmosphere within which all Bridgeway employees, including myself, can be open about our mistakes. We want to learn everything we can from them, and it's impossible to do so if they are not acknowledged and in open view. I subscribe to the view that mistakes are the "jewels" which allow us to learn and grow. When I make mistakes, I'm committed to learning from them and not repeating them. As a shareholder of the Fund, you are an owner, my boss, and I want you to know, too.

Last year, Fiscal Year 1998, we had a tie for first place: failure to launch a web site and a small pricing error. I am pleased to report that we did launch our web site in 1999 (www.bridgewayfund.com) and that we have not repeated the pricing error. To put the latter mistake in perspective, most funds make pricing errors sooner or later, but we shouldn't have made that one. In line with frequent industry practice, the Adviser "made the Portfolio whole," reimbursing the cost of the mistake. In 1999 we have been working hard to upgrade our financial controls and compliance standards. I believe we now have some of the most stringent pricing controls in the industry.

The worst mistake in Fiscal Year 1999 was in the ultra-small holdings in several of our portfolios, particularly the Ultra-Small Company Portfolio. This Portfolio had its first negative fiscal year performance in its history, down 14.5%. A portion of this is beyond our control; ultra-small stocks experienced the worst downturn since 1974 during the last year. They recovered partially, and the asset class was down 4.2% for the year ended June 30. Value stocks did much more poorly than growth stocks. Nevertheless, for the first time in four years we underperformed our asset class benchmark in an asset class that should be the easiest to beat. We underperformed our micro-cap value-oriented competition by seven and a half percentage points. The mistake I made was holding on to beaten-up stocks too long after their fundamentals had started to deteriorate significantly. I should have learned this lesson from previous downturns, even if they were not as severe as last year.

How Can We Do It Better? - Disclosure of Manager Pay and Fund Ownership

TRANSLATION: This is a periodic section highlighting a management strategy Bridgeway is using to improve our performance, operations or communications. "Better" refers to our own history and/or the status of issues in our industry. This time the subject is industry disclosure of executive pay and fund ownership. I make a good, but not outrageous salary. I invest in our Fund; however, my current target asset allocation does not include this Portfolio. The Bridgeway staff and the board of directors work hard to align the financial incentives of the Adviser with those of Bridgeway shareholders. As an investor in this passively managed Portfolio, you may not care at all about these issues, as long as our expense ratio continues to be the lowest of all retail funds. If so, you may want to skip this section.

In the discussion below, the "Fund" includes all six portfolios of Bridgeway Fund. The "Adviser," is Bridgeway Capital Management, Inc., the firm that employs Bridgeway staff and charges the Fund a fee for investment advisory services.

About a year ago, various journalists criticized the mutual fund industry for lack of disclosure of manager pay and fund ownership. Public companies are required to disclose stock ownership and executive pay, so why aren't mutual funds? The following are extracts from some of the articles:

     . . . In fact, fund shareholders are often left in the dark about what some consider to be the most important disclosure question of all: Does the fund manager invest in the fund that he or she manages? Whether your fund manager "eats his own cooking" is a provocative question for fund companies. . . . Fund managers demand similar shareholder information from the major executives of companies they look to invest in. So why shouldn't fund investors be given the same opportunity?

                          Wall Street Journal, 3/18/98

     [At a recent mutual fund industry conference] . . . one person asked why fund companies are so reluctant to disclose manager's ownership interests in their own funds. . . . To defend the industry, [a fund executive]
     erected the usual . . . straw man. He said that it would be unfair to require a 35-year-old muni-bond manager to put a lot of his personal resources into an obviously inappropriate investment for someone that age. A lot of fund companies must have 35-year-old muni-bond managers, because that seems to be the 100th time I've heard that defense. This excuse doesn't hold water. Most investors wouldn't expect a young manager to put a lot of his or her own money into a muni fund. And at any rate, the fund companies could explain away this situation in a brief paragraph in each shareholder report.

                     Scott Cooley, Morningstar.net, 5/21/98

     And recently a somewhat dissenting view:

     Yes, it would be nice if you could know how your fund manager's performance is being measured--whether on the fund's asset growth, pure returns, or risk-adjusted returns, for example--so you, as a shareholder-owner, would know if the manager's interests are aligned with or in conflict with your own. But worrying about how much that manager makes simply isn't worth the effort.

                     Gregg Wolper, Morningstar.net, 5/21/98

It's probably not worth the effort because it's also not possible. Mutual funds companies are required to disclose the total fund ownership of all officers and directors as a group. Executive salaries of publicly traded investment advisory firms are available, but typically they don't include portfolio managers' salaries. By now, you probably see where I'm headed.

Bridgeway is not afraid to break new ground in the industry. We were the first fund company to provide shareholders with personalized performance numbers. We were the first to close a portfolio at what is a laughably low level by industry standards because we felt it was in shareholders' best interests. We have walked away from legal brokerage commission structures (soft dollar commissions) which would have taken money right out of shareholders' pockets and put it into the Adviser's. We are not afraid to prohibit Bridgeway portfolio managers from investing in a security that a Bridgeway portfolio might also own. (We were not the first, but we are in a tiny minority.) Thus, Bridgeway Fund is my only outlet for domestic stock market investing.

I can think of only two reasons not to disclose my compensation and investing status. First, it will eat up another two or three pages of this paper to disclose and explain. Second, I was raised to believe one does not talk publicly about one's salary. (At least I think I was. We never talked openly about salaries and we never talked about not talking about salaries. So I may be breaking a family dinner table rule here; I'm sure my family will let me know; several are also shareholders.)

                            Total          Capital          Total Net
             Year        Compensation    Contributions     Cash Flows
             ----        ------------    -------------     ----------
             1993                            (211,000)      (211,000)
             1994                            (217,000)      (217,000)
             1995              70,284         (10,000)         60,284
             1996              29,833         (12,000)         17,833
             1997             158,041                         158,041
             1998              93,096                          93,096

Total compensation in the table above includes SEP IRA contributions of $2,391, shareholder distributions of $8,200 and loans of $36,625. These figures are from the Adviser's unaudited financial statements.

I want to answer some potential questions about the table and articles above.

Does the Fund pay the Portfolio Managers' compensation?

No, but there is a financial relationship. Bridgeway Fund pays an investment advisory fee to the Adviser, which in turn helps pay all the expenses of the Adviser, including my salary. The Adviser may also make dividend distributions to all Adviser shareholders, or loans to any individual.

How is the Portfolio Manager's compensation tied to Bridgeway Fund's performance?

My compensation is tied to the performance of three of our actively managed portfolios only. It relates to their performance in two ways. First, the advisory fee for these three portfolios is a function of portfolio performance. For example, the Aggressive Growth management fee varies from 0.2% of net assets to 1.6% depending on our trailing five-year performance relative to the S&P 500. (To put this in perspective, only 6% of domestic equity funds outperformed this index in the most recent five years. If these funds adopted our structure, their average fee would be only 0.3%, significantly less than the actual.) Assuming recent net assets of $10 million, the Aggressive Growth annual management fee can be as low as $20,000 or as high as $160,000. Financially, I am very focused on our performance. A performance-based management fee greatly changes how the Adviser thinks about the balance between performance and asset growth. I believe most advisers are more concerned with asset growth than performance. In my opinion, since asset growth is an enemy of fund performance in an actively managed fund, I have a strong incentive not to let these portfolios grow past the point of my managing them well.

The second and more direct way that my compensation is tied to my performance is through my salary. Salaries for all full-time Bridgeway employees, including myself, have a component tied to profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of portfolio performance through the performance-based fee. (You can imagine that the Bridgeway staff is quite interested in how well I do my job - besides the fact that each and every one of them is also a shareholder in one or more Bridgeway portfolios.) My personal performance is a function of specific goals, which are integrity (10%), investment performance (50%), efficiency (10%), service (20%), and asset growth (10%). The investment performance of our portfolios thus comprises half of the evaluation score that determines my salary.

There is a lot of variability in your compensation from year to year. Why is this?

In the first years of Bridgeway, before the Adviser was making a profit for itself, I contributed capital to help cover expenses. There was no reason to draw a salary. I began drawing a salary as our cash flow allowed. Last year I kept my salary low because 1) the Adviser profits were lower than anticipated [we endured a twenty-year "small-stock storm" in the portfolio with the most assets] and 2) I wanted to meet federal requirements to roll my IRA into a Roth IRA.

Recent articles indicate that the median mutual fund manager total cash compensation is $274,500. Couldn't you make more working at another fund company?

Yes, currently that is true, but I can't imagine having nearly as much fun, joy or input. There are several reasons my salary is lower. First, Bridgeway's asset base is much smaller than the average fund. Second, after our expense ratio, we still trail our market benchmark in two of our actively managed portfolios, so our fees and my salary are commensurately lower. Third, by Bridgeway policy, no employee's compensation can be more than seven times that of the lowest paid employee. This isn't a constraining factor yet, but it will be before I reach the industry average. This policy is important to our company's culture and business strategy. The ratio of the highest to lowest paid employees among the largest U.S. companies has grown from 44 to 1 in 1965 to 326 to 1 in 1997. And while I'm not proposing that 7 to 1 should be a standard across corporate America, I do think executive salaries have gotten out of hand.

If Bridgeway profits take off, won't you just be taking big distributions, making your salary number irrelevant?

Some day this could be the case. We are a for-profit corporation; I am not the only shareholder, and I did make a significant investment to found Bridgeway. However, let me fill you in on some of Bridgeway's unusual distribution plans. Part of Bridgeway Capital Management's mission statement is to contribute just over half of its own profits to charitable and non-profit organizations. Eventually I do intend to recover the capital contributions I made to Bridgeway. Before this is complete, we will be donating at least 10% of annual profits to charities; afterward, just over half. The other portion of our profits is available for working capital and for shareholder distributions. I have committed to contribute 20% of my Bridgeway Capital Management shares to an employee stock ownership plan. I have a life goal of giving away $100 million annually when I retire. If I succeed at this, I will have helped make many Fund shareholders quite happy along the way. As you may be able to tell, I take great joy in both receiving and giving. From time to time I encourage our shareholders in the area of generosity, which offends a few, but "lights up" others. Some shareholders don't care what we do with our money as long as the Fund is making money for them.

You can only invest in the stock market through Bridgeway Fund. How much of each Portfolio do you own and why?

My target asset allocation is 62% Ultra-Small Company Portfolio, 5% Micro-Cap Limited, 25% Aggressive Growth, and 8% Social Responsibility. My actual valuation varies with portfolio fluctuations. At the end of June, my IRA account, my wife's IRA, plus my interest in a small investment by Bridgeway Capital Management was worth $116,000. I expect to be making additional investments in Bridgeway Fund as my family college tuition expense declines and I pay down my debt.

There are three reasons for my rather "aggressive" allocation between the Bridgeway portfolios. First, I have a very high tolerance for short-term risk with money I invest for the long-term. (I don't put money that I might need to spend in the next couple of years in the stock market, I put it in a short-term bond fund or the highest yielding money market fund I can find.) Almost all of my stock market money is my long-term retirement money. I don't expect to retire in the next 20 years. I do expect the stock market to go through several major corrections before then, but I have overall faith in the U.S. economy and would expect the market to recover, given enough time. So I generally ignore short-term fluctuations and don't lose any sleep when my investments are down 30-40% from their peak. It's the nature of the stock market to "correct" itself.

Second, since I am disciplined in ignoring short-term fluctuations, I seek out asset classes and diversifying stock picking models with higher short-term volatility coupled with historically higher average annual return. I avoid investments that use leverage to gain additional stock market exposure. This is how you really get in trouble in a major correction. Over the last fifteen years my strategy has worked very well. It would not work as well in an extended recession, but I don't anticipate recessions that last twenty years, or even ten. Although, of course, theoretically they could.

Third, since most of my investments are through my IRA, it is easy to ignore the effect of taxes. In the future, when I invest in Bridgeway Fund through a taxable account, I still plan primarily to use our actively managed portfolios, but I may hedge some by also investing a bit in our two extremely tax efficient portfolios, Ultra-Small Index and Ultra-Large 35 Index.

The following are factors that have affected my allocation between portfolios. The ultra-small asset class has the highest historical average annual return of any asset class I know. Micro-Cap Limited has the advantage of being a more "focused" and very nimble portfolio. Aggressive Growth relies primarily on models I have used for the longest period of time personally, since 1985. Social Responsibility focuses on social issues I am interested in, as well as financial performance.

Total Returns of  Other Bridgeway Portfolios

Some shareholders have requested that we periodically present the performance of all Bridgeway portfolios. Numbers in bold indicate the top performing portfolio in a given period. The performance figures help illustrate the advantage of diversification, even across some of our portfolios. This data is presented in the more common format of calendar, rather than fiscal years.

                           8/5/94 to                            1/1/99 to   Avg. Ann.   Avg. Ann.    Avg. Ann.
                           12/31/94  1995   1996   1997   1998   6/30/99   Since 8/94  Since 7/97   Since 6/98
                           --------  ----   ----   ----   ----   -------   ----------  ----------   ----------
Aggressive Growth             8.8    27.1    32.2  18.3   19.3     25.5        27.1        23.4         33.4
Ultra-Small Company          (2.8)   39.8    29.7  38.0  (13.1)     1.4        16.9        (5.1)       (14.5)
Social Responsibility         1.5    30.3    16.2  27.5   37.8     11.3        25.2        28.7         26.2
Ultra-Small Index                                         (1.8)     1.4                    (0.4)       (12.8)
Ultra-Large 35 Index                                      39.1     14.1                    27.4         30.3
Micro-Cap Limited                                          7.6*    18.6                                 27.6

S&P 500 Index                 1.7    37.5    23.0  33.4   28.9     12.1        27.6        22.7         22.8
Russell 2000 Index            3.2    28.3    16.5  22.4   (2.6)     9.3        15.3         6.7          1.5
CRSP "10" Index              (0.8)   30.3    16.9  22.0  (10.8)    13.1        13.5         3.7         (4.1)
CRSP "9" Index                                            (8.1)*   12.5                                  3.5

*Includes the period 7/1/99 - 12/31/99 only

Bridgeway Formalizes Expense Limitations

At the August 18 meeting of the Fund's Board of Directors, the directors voted unanimously to amend the management contract with the Adviser (Bridgeway Capital Management) to include the 0.15% expense limitation in the body of the contract. The expense reimbursement was previously an "undertaking" of the Adviser outside of the management contract. Its inclusion in the contract means that the expense limitation cannot be increased in the future without a vote of shareholders. Since it was never our intention to raise the expense limitation, both the Fund and the Adviser were happy to add this language to the contract. This change will be effective in the contract and incorporated in our new prospectus dated October 31, 1999.

Year 2000 Preparedness

TRANSLATION: Operationally, we consider ourselves ready. Investment-wise, we're ignoring it. This is a conscious, reasonable, and intentional decision on our part.

Bridgeway believes that its internal systems are ready for potential software and hardware issues which could arise from the year 2000. Operationally, there is still some risk that the phone company, electric utility, or other supplier will not be ready. However, we have taken reasonable steps to ensure our vendors' compliance and we have made some contingency plans. We are taking it seriously.

On the investment side, Bridgeway has taken no actions and plans to take no actions with respect to potential stock market movements around the end of the current year. For our index portfolios, we will passively hold the companies (or in the case of Ultra-Small Index, a sample of the companies) which comprise the index, regardless of their degree of preparedness. In the case of our actively managed funds, we have no model variables for "Y2K," and plan to continue to follow our current models in a disciplined way. We feel there is just as high a risk from being out of the market for a period as there is exposing our Portfolio to a Y2K-related market decline.

Conclusion

As always, we appreciate your feedback. We take it seriously and have made continuing improvements because people have taken the time to write or call us. The table above is just one example. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 1999


 Industry      Company                                               Shares        Value
 --------      -------                                               ------        -----
Common Stock - 99.9%
    Auto Parts - 0.4%
            Delphi Automotive Systems
               Corporation                                            1,002     $   18,537

    Automobiles - 4.3%
            Ford Motor Company                                        1,787        102,306
            General Motors Corporation                                1,434         94,644
                                                                                ----------
                                                                                   196,950
    Banking - 5.0%
            BankAmerica Corporation                                   1,470        107,769
            Citigroup Inc.                                            2,512        119,296
                                                                                ----------
                                                                                   227,065
    Beverages - 2.1%
            The Coca-Cola Company                                     1,538         95,356

    Chemicals - 2.5%
            E.I. du Pont de Nemours and
               Company                                                1,634        111,521

    Cosmetics & Toiletries - 2.0%
            Gillette Company                                          2,194         89,954

    Data Processing - Hardware - 9.0%
            Cisco Systems, Inc. *                                     1,602        103,029
            Dell Computer Corporation *                               3,290        121,730
            International Business Machines
               Corporation                                            1,420        183,890
                                                                                ----------
                                                                                   408,649
    Data Processing - Software & Services - 7.1%
            America Online, Inc. *                                      928        102,544
            Microsoft Corporation *                                   1,450        130,772
            Oracle Corporation *                                      2,412         89,546
                                                                                ----------
                                                                                   322,862
    Drugs-Generic and OTC - 11.3%
            Bristol-Meyers Squibb Company                             1,779        125,308
            Eli Lilly and Company                                     1,671        119,685
            Merck & Company, Inc.                                     2,086        153,582
            Pfizer Inc.                                               1,026        111,834
                                                                                ----------
                                                                                   510,409
    Electronics/Electric - 8.0%
            General Electric Company                                    889         99,457
            Intel Corporation                                         2,114        125,783
            Motorola, Inc.                                            1,442        136,449
                                                                                ----------
                                                                                   361,689
    Finance - 2.5%
            Federal National Mtg. Assn                                1,670        113,978

    Food Serving - 2.2%
            McDonald's Corporation                                    2,454        100,921

    Household Products - 2.6%
            The Proctor & Gamble Company                              1,290        115,133

    Insurance - 3.4%
           American International
              Group, Inc.                                             1,317        154,418

    Leisure-Amusement - 4.8%
           The Walt Disney Company                                    3,925        119,713
           Time Warner Inc.                                           1,360         98,770
                                                                                ----------
                                                                                   218,483
    Medical Equipment/Supplies - 3.2%
           Johnson & Johnson                                          1,456        142,688

    Oil & Gas - 6.5%
           Chevron Corporation                                        1,572        149,438
           Exxon Corporation                                            973         75,043
           Mobil Corporation                                            696         68,730
                                                                                ----------
                                                                                   293,211
    Retail Stores - 5.7%
           The Home Depot, Inc.                                       1,497         96,463
           Wal-Mart Stores, Inc.                                      3,324        160,383
                                                                                ----------
                                                                                   256,846
    Specialty Instruments - 3.1%
           Hewlett-Packard Company                                    1,398        140,499

    Telecommunications - 14.2%
           AT&T Corporation                                           2,515        140,368
           Bell Atlantic Corporation                                  1,729        113,033
           GTE Corporation                                            1,321         99,736
           Lucent Technologies Inc.                                   1,498        101,021
           MCI WORLDCOM, Inc. *                                       1,002         86,235
           SBC Communications, Inc.                                   1,804        104,632
                                                                                ----------
                                                                                   645,025
                                                                                ==========

    Total Common Stock (Identified Cost $3,826,412)                             $4,524,194
                                                                                ==========


Total Investments - 99.9%                                                       $4,524,194

Other Assets and Liabilities, net - 0.1%                                             4,238
                                                                                ==========


Total Net Assets - 100.0%                                                       $4,528,432
                                                                                ==========


* Non-income producing security as no dividends were paid during the period from July 1, 1998 to June 30, 1999.

** The aggregate identified cost on a tax basis is $3,839,058. Gross unrealized appreciation and depreciation were $742,818 and $45,036, respectively, or net unrealized appreciation of $697,782.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1999

ASSETS:
      Investments at value (cost - $3,826,412)                                             $4,524,194
      Cash                                                                                     23,166
      Receivable for interest                                                                      18
      Receivable for dividends                                                                  2,134
      Receivable from adviser                                                                     821
      Prepaid expenses                                                                            478
      Deferred organization costs                                                               2,792
                                                                                           ----------
            Total assets                                                                    4,553,603
                                                                                           ----------

LIABILITIES:
      Payable for investments purchased                                                        22,366
      Payable for management fee                                                                   10
      Payable for organization costs                                                            2,795
                                                                                           ----------
            Total liabilities                                                                  25,171
                                                                                           ----------
      NET ASSETS (572,436 SHARES OUTSTANDING)                                              $4,528,432
                                                                                           ==========
      Net asset value, offering and redemption price per share ($4,528,432 / 572,436)           $7.91
                                                                                           ==========

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $3,869,621
      Undistributed net investment income                                                      18,653
      Net realized loss on investments                                                        (57,624)
      Net unrealized appreciation of investments                                              697,782
                                                                                           ----------
      NET ASSETS                                                                           $4,528,432
                                                                                           ==========

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1999

INVESTMENT INCOME:
      Dividends                                                                               $26,193
      Interest                                                                                    348
                                                                                             --------
            Total income                                                                       26,541

EXPENSES:
      Management fees                                                                           1,754
      Accounting fees                                                                           8,160
      Audit fees                                                                                5,201
      Custody                                                                                   1,347
      Amortization of organization costs                                                          905
      Insurance                                                                                    47
      Legal                                                                                       345
      Registration fees                                                                         1,093
      Directors fees                                                                              794
                                                                                             --------
            Total expenses                                                                     19,646
      Less fees waived                                                                         (9,914)
      Less expenses reimbursed                                                                 (6,444)
                                                                                             --------
            Net expenses                                                                        3,288
                                                                                             --------

NET INVESTMENT INCOME                                                                          23,253
                                                                                             --------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized loss on investments                                                        (56,739)
      Net change in unrealized appreciation                                                   655,872
                                                                                             --------
      Net realized and unrealized gain                                                        599,133
                                                                                             --------

NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                                             $622,386
                                                                                             ========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      Year ended     July 31, 1997* to
INCREASE (DECREASE) IN NET ASSETS:                                   June 30, 1999    June 30, 1998
OPERATIONS:
      Net investment income                                           $    23,253      $     1,941
      Net realized loss on investments                                    (56,739)            (885)
      Net change in unrealized depreciation                               655,872           41,910
                                                                      -----------      -----------
          Net increase resulting from operations                          622,386           42,966
                                                                      -----------      -----------
      Distributions to shareholders:
          From net investment income                                       (6,541)               0
          From realized gains on investments                                    0                0
                                                                      -----------      -----------
            Total distributions to shareholders                            (6,541)               0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                      4,586,906          410,146
      Reinvestment of dividends                                             6,278                0
      Cost of shares redeemed                                          (1,066,968)         (66,741)
                                                                      -----------      -----------
          Net increase from Fund share transactions                     3,526,216          343,405
                                                                      -----------      -----------
          Net increase in net assets                                    4,142,061          386,371
NET ASSETS:
      Beginning of period                                                 386,371                0
                                                                      -----------      -----------
      End of period (including undistributed net investment
          income of $18,653 and $1,941, respectively)                 $ 4,528,432      $   386,371
                                                                      ===========      ===========

Number of Fund shares:
      Sold                                                                663,522           75,335
      Issued on dividends reinvested                                        1,068                0
      Redeemed                                                           (155,521)         (11,968)
                                                                      -----------      -----------
          Net increase                                                    509,069           63,367
      Outstanding at beginning of period                                   63,367                0
                                                                      -----------      -----------
      Outstanding at end of period                                        572,436           63,367
                                                                      ===========      ===========

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                       Year ended      July 31, 1997* to
                                                                      June 30, 1999      June 30, 1998
                                                                      -------------    -----------------
PER SHARE DATA
      Net asset value, beginning of period                            $        6.10       $      5.00
                                                                      -------------       -----------
      Income (loss) from investment operations:
          Net investment income                                                0.07              0.07
          Net realized and unrealized gain                                     1.77              1.03
                                                                      -------------       -----------
               Total from investment operations                                1.84              1.10
                                                                      -------------       -----------
      Less distributions to shareholders:
          Net investment income                                               (0.03)             0.00
          Net realized gains                                                   0.00              0.00
                                                                      -------------       -----------
               Total distributions                                            (0.03)             0.00
                                                                      -------------       -----------
      Net asset value, end of period                                  $        7.91       $      6.10
                                                                      =============       ===========

TOTAL RETURN [1]                                                               30.3%             22.0%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period                                       $   4,528,432       $   386,371
      Ratios to average net assets: [2]
          Expenses after waivers and reimbursements                            0.15%             0.15%
          Expenses before waivers and reimbursements                           0.90%             9.73%
          Net investment income after waivers and reimbursements               1.06%             1.47%

      Portfolio turnover rate [2]                                              16.6%             64.3%

[1]   Not annualized.
[2]   Annualized.
*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS


1.       Organization:

         Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

         The Fund is organized as a series fund and has six portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

         Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.       Significant Accounting Policies:

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         Securities Valuation

         Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

         Federal Income Taxes

         It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

         The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

         Distributions to Shareholders

         Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

         Deferred Organization Costs

         Deferred organization costs are amortized on a straight-line basis over five years.

         Use of Estimates in Financial Statements

         In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

2.       Significant Accounting Policies, Continued:

         Risks and Uncertainties

         The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

         12b-1 Plan

         The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

         Other

         Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

         Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.       Management Contract:

         The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.       Related Party Transactions:

         One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

         The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the year ended June 30, 1999. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

         Payable for organization costs is payable to the Adviser.

5.       Custodial Agreement:

         The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS, Continued

6.       Cost, Purchases and Sales of Investment Securities:

         Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $3,915,165 and $363,144, respectively for the year ended June 30, 1999.

7.       Federal Income Taxes:

         During the year ended June 30, 1999, the Fund paid a dividend from net investment income of $0.0303 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

         At June 30, 1999 the fund had $885 and $25,756 in capital loss carryforwards for federal income tax purposes expiring June 30, 2006 and June 30, 2007, respectively. The Fund incurred and elected to defer post-October 31 net capital losses of $18,352 to the year ended June 30, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Bridgeway Fund, Inc.
and Shareholders of the Ultra-Large 35 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets and financial highlights present fairly, in all material respects, the financial position of the Ultra-Large 35 Index Portfolio (one of the portfolios constituting Bridgeway Fund, Inc) at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from July 31, 1997 (commencement of operations) to June 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and broker, provides a reasonable basis for the opinion expressed above.




                                              /s/ PRICEWATERHOUSE COOPERS, LLP


Houston, Texas
August 23, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas on the 18th day of August, 1999.

                                            Bridgeway Fund, Inc.
                                            (Registrant)

                                            By /s/ JOHN N.R. MONTGOMERY
                                              ---------------------------
                                              John N.R. Montgomery
                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.



-------------------------------------                         ---------------
     Miles D. Harper, III, Director                                Date


-------------------------------------                         ---------------
     Karen S. Gerstner, Director                                   Date

 /s/ JOHN N.R. MONTGOMERY                                         8/27/99
-------------------------------------                         ---------------
     John N.R. Montgomery, Director                                Date

                                EXHIBIT INDEX


         (d)   Investment Advisory Contracts

               1 - Management Contract dated August 18, 1999, between Bridgeway Fund, Inc and Bridgeway Capital Management, Inc.

         (i)   Legal Opinion

               1 - Opinion of James H. Ellis

         (j)   Other Opinions

               1 - Consent of PricewaterhouseCoopers LLP